                                                                  EXECUTION COPY
================================================================================


                             FIDELITY FEDERAL BANK,
                                     Seller


                                      and


                             COLONY CAPITAL, INC.,
                                   Purchaser



                   LOAN AND REO PURCHASE AGREEMENT (PRIMARY)
                           Dated as of July 13, 1994

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I    DEFINITIONS...................................................   1

   Section 1.01   Defined Terms............................................   1

ARTICLE II     SALE AND CONVEYANCE OF ASSETS...............................   9

   Section 2.01   Purchase and Sale of Assets..............................   9
   Section 2.02   Servicing................................................  10
   Section 2.03   Delivery of Mortgage Loan Assets.........................  10
   Section 2.04   Delivery of REO Assets...................................  11
   Section 2.05   Recordation of Assignments and Deeds; Transfer Taxes.....  12
   Section 2.06   Risk of Loss; Insurance..................................  13
   Section 2.07   Allocation of Mortgage Loan Payments.....................  13
   Section 2.08   Escrow Balances..........................................  14
   Section 2.09   Apportionments...........................................  15
   Section 2.10   Payment of Expenses......................................  16
   Section 2.11   Legal Proceedings........................................  16
   Section 2.12   Unreimbursed Advances....................................  17
   Section 2.13   Pending Loan Modifications...............................  17
   Section 2.14   Delinquent Real Estate Taxes and Assessments.............  18
   Section 2.15   Continuing Cooperation; Subsequent Documentation.........  18

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE SELLER................  18

   Section 3.01   General Representations and Warranties of the Seller.....  18
   Section 3.02   Representations and Warranties as to the Mortgage Loans..  19
   Section 3.03   Representations and Warranties as to the REO Properties..  22

ARTICLE IV     REPRESENTATIONS, WARRANTIES AND COVENANTS OF
               THE PURCHASER...............................................  22

   Section 4.01   Representations and Warranties of the Purchaser..........  22

ARTICLE V      SPECIAL REPRESENTATIONS, WARRANTIES AND
               COVENANTS CONCERNING STRUCTURAL DEFECTS AND
               ENVIRONMENTAL HAZARDS; REMEDIES.............................  26

   Section 5.01   Structural Defects.......................................  26
   Section 5.02   Environmental Hazards....................................  26
   Section 5.03   Certificate of Structural Defect.........................  26
   Section 5.04   Certificate of Environmental Hazard......................  26
   Section 5.05   Limitations..............................................  27
   Section 5.06   Seller's Options.........................................  27
   Section 5.07   Environmental Risks......................................  28
   Section 5.08   Purchaser's Release of Seller............................  28



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                                                            Page
                                                                            ----
ARTICLE VI   REMEDIES......................................................  29

   Section 6.01   Breach of the Seller's Representations and Warranties;
   Section 6.02   Non-delivery of Documents; Cure; Repurchase..............  29
   Section 6.03   Termination of the Seller's Obligation to Repurchase.....  30
   Section 6.04   Transfer of Mortgage Loan Asset Upon Repurchase..........  31
   Section 6.05   Transfer of REO Asset Upon Repurchase....................  31
   Section 6.06   Risk of Loss.............................................  32
                  Withdrawal of Assets Not Conforming to Representations
   Section 6.07   and Warranties...........................................  32
   Section 6.08   Breach of the Purchaser's Representations and Warranties.  32
                  Distribution of Deposit and Remedies if No Closing;
                  Termination..............................................  32

ARTICLE VII  CONDITIONS PRECEDENT..........................................  34

   Section 7.01   Conditions Precedent To Be Performed by the Seller.......  34
   Section 7.02   Conditions Precedent To Be Performed by the Purchaser....  35

ARTICLE VIII MISCELLANEOUS PROVISIONS......................................  36

   Section 8.01   Governing Law; Jurisdiction; Consent to Service of
                  Process..................................................  36
   Section 8.02   Hart-Scott-Rodino........................................  36
   Section 8.03   Confidentiality..........................................  36
   Section 8.04   Broker's Fees............................................  36
   Section 8.05   Notices..................................................  36
   Section 8.06   Severability of Provisions...............................  37
   Section 8.07   Schedules and Exhibits...................................  38
   Section 8.08   Waivers and Amendments...................................  38
   Section 8.09   No Third Party Rights....................................  38
   Section 8.10   Successors and Assigns...................................  38
   Section 8.11   Captions.................................................  38
   Section 8.12   Counterparts.............................................  39
   Section 8.13   Entire Agreement.........................................  39
   Section 8.14   No Merger................................................  40


SCHEDULES
- - ---------
Schedule 1.01-A Allocated Price Schedule
Schedule 1.01-B Mortgage Loan Schedule
Schedule 1.01-C Pending Loan Modifications Schedule
Schedule 1.01-D Ground Lease
Schedule 1.01-E REO Property Schedule
Schedule 2.07(a)(ii)  Earthquake Deferrals
Schedule 3.01(iv)  Litigation
Schedule 3.02(iv)  Second Mortgage
Schedule 3.02(xvi)  Other Originators of Mortgage Loans

EXHIBITS
- - --------
Exhibit 1.01-A  Form of Assignment of Intangible Personal Property
Exhibit 1.01-B  Form of Bill of Sale
Exhibit 1.01-C  Form of Equity Commitment Certification
Exhibit 1.01-D  Form of Half Commitment Certification




                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                                                    EXHIBIT 10.8

                   LOAN AND REO PURCHASE AGREEMENT (PRIMARY)

      THIS LOAN AND REO PURCHASE AGREEMENT (PRIMARY) (this "Agreement"), dated
                                                           -----------
as of July 13, 1994, is executed by and between Fidelity Federal Bank, a Federal Savings Bank (the "Seller"), and Colony Capital, Inc., a Delaware corporation
                  --------
(the "Purchaser").
     -----------

      WHEREAS, the Seller owns certain Mortgage Loan Assets (as defined herein) and REO Assets (as defined herein); and

      WHEREAS, the Purchaser desires to purchase and the Seller desires to sell such Mortgage Loan Assets and REO Assets and related rights and assets;

      NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01  Defined Terms.
              -------------
      Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article and shall apply to the singular and plural forms:

          "Agreement" means this Loan and REO Purchase Agreement including the
          -----------
schedules and exhibits hereto and all amendments hereof and supplements hereto.

          "Allocated Price" means, as to each Mortgage Loan Asset and each REO
           ---------------
Asset, the portion of the Purchase Price attributed to the Mortgage Loan Asset and REO Asset as set forth on the Allocated Price Schedule provided by the Purchaser attached hereto as Schedule 1.01-A.
                             ---------------

          "ALTA" means the American Land Title Association.
           ----
          "Apportionment Amount" shall have the meaning set forth in
           --------------------
Section 2.09.

          "Appraised Value" means with respect to any REO Property or Mortgaged
           ---------------
Property, the value of such REO Property or Mortgaged Property based upon the most recent appraisal thereof contained in the Investors' Review File.

          "Assets" means the Mortgage Loan Assets and the REO Assets.
           ------

          "Assignment" means an assignment of a Mortgage or equivalent
           ----------
instrument in recordable form, or an assignment of a Participation Interest and the related Participation Certificate, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the related Mortgage Loan Asset.

          "Assignment of Intangible Personal Property" means an Assignment of
           ------------------------------------------
Intangible Personal Property substantially in the form of Exhibit 1.01-A hereto.
                                                          --------------

          "Balance Purchase Price" shall be an amount equal to the Purchase
           ----------------------
Price minus the Deposit.
      -----
          "Bid Date" means July 8, 1994.
           --------
          "Bid Information Date" means July 5, 1994.
           --------------------
          "Bill of Sale" means a Bill of Sale substantially in the form of
           ------------
Exhibit 1.01-B hereto.
- - --------------

          "Business Day" means any day other than (i) a Saturday or Sunday, or
           ------------
(ii) a day on which banking or savings and loan institutions in the State of California are authorized or obligated by law or executive order to be closed.

          "Claims" shall have the meaning set forth in Section 5.08.
           ------
          "Closing" means the closing of the purchase and sale of the Assets
           -------
hereunder, as provided in Section 2.01.

          "Closing Date" means August 23, 1994, or such other date as is agreed
           ------------
between the Purchaser and the Seller, which date shall be as close to August 23, 1994 as reasonably possible but in no event later than September 30, 1994, time being of the essence.

          "Commitment Date" shall have the meaning set forth in Section 6.08.
           ---------------
          "Condominium Association" means the condominium
           -----------------------
association that is responsible for the operation of a Condominium Project.
          "Condominium Loan" means any Mortgage Loan that is secured by a
           ----------------
Mortgage on a Condominium Unit and identified on the Mortgage Loan Schedule.

          "Condominium Project," with respect to a Condominium Unit or REO
           -------------------
Condominium Unit, means all real property owned by a Condominium Association and the individual owners of the separate units including the land, the separate units and all common elements.

          "Condominium Unit" means each specific unit in a Condominium Project
           ----------------
identified on the Mortgage Loan Schedule or the REO Property Schedule.
          "Cure Estimate" shall have the meaning set forth in Sections 5.03 or
           -------------
5.04, as applicable.
          "Cure Threshold" means the greater of five percent (5%) of the
           --------------
Allocated Price of the related Asset and $75,000.
          "Cut-off Date" means May 31, 1994.
           ------------
          "Deeds" shall have the meaning set forth in Section 2.04.
           -----

          "Deposit" means the ten percent (10%) of the Purchase Price that the
           -------
Purchaser shall deliver to the Deposit Escrow Agent prior to the Closing Date, in two separate tranches, pursuant to Section 2.01. "Deposit" also includes interest on each tranche of the Deposit from the date of receipt by the Deposit Escrow Agent to, but not including, the Closing Date, as provided in the Deposit Escrow Agreement.

                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          "Deposit Escrow Agent" means Morgan Guaranty Trust Company of New
           --------------------
York.
          "Deposit Escrow Agreement" means the Deposit Escrow Agreement dated as
           ------------------------
of the date of this Agreement, by and among the Purchaser, the Seller and the Deposit Escrow Agent.

          "Deviation Amount" shall have the meaning set forth in Section 2.09.
           ----------------

          "Engineering Structural Report" means a report prepared at the request
           -----------------------------
of the Seller, included in the Investors' Review File prior to the Bid Date, reporting the results of an inspection of a Property in an area affected by the Northridge Earthquake, made by a structural engineer after the Northridge Earthquake.

          "Environmental Assessment Report" means a written Phase I or Phase II
           -------------------------------
environmental assessment report, independently prepared, included in the Investors' Review File prior to the Bid Date, evidencing the results of an environmental assessment performed for the purpose of assessing the environmental condition of a Property.

          "Environmental Hazard" means any condition on a Property by reason of
           --------------------
which the Property is not in substantial compliance with a federal, state, or local law, ordinance or regulation or any court judgment applicable to the Mortgagor or the Property relating to industrial hygiene or to environmental conditions including, but not limited to, those relating to the release, emission or discharge of substances defined therein as hazardous.

          "Equity Commitment Certification" means a certification from J.P.
           -------------------------------
Morgan Securities Inc. or counsel to the Seller that the Seller has received written commitments to purchase an amount of shares of the Seller's Common Stock pursuant to the Offering Circular having an aggregate purchase price of $110,000,000, substantially in the form of Exhibit 1.01-C hereto.

          "Escrow Advance" means the funds advanced by the Seller on behalf of
           --------------
the Mortgagor for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, capital improvements or other similar payments that have not been reimbursed by such Mortgagor.

          "Escrow Agent" means the escrow agent, if any, appointed by the mutual
           ------------
agreement of the Seller and the Purchaser to assist the Closing.

          "Escrow Balance" means the positive balance of funds held by the
           --------------
Seller or held in escrow pursuant to any Mortgage for impounds for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, funds reserved for capital improvements or other similar payments.

          "Estimated Apportionment Amount" shall have the meaning set forth in
           ------------------------------
Section 2.09.

          "Half Commitment Certification" means a certification from J.P. Morgan
           -----------------------------
Securities Inc. or counsel to the Seller that the Seller has received written commitments to purchase an amount of shares of the Seller's Common Stock pursuant to the Offering Circular having an aggregate purchase price of $55,000,000, substantially in the form of Exhibit 1.01-D hereto.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          "Insured Loss" means any condemnation (or the initiation of
           ------------
proceedings therefor) that is not a Material Loss and any casualty loss that is not a Material Loss and against which the Seller (or the Purchaser for the purposes of Section 6.05) has valid insurance coverage.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

          "Investors' Review File" means, as to each Mortgage Loan or REO
           ----------------------
Property, the information contained in the files made available to the Purchaser's representatives at the Seller's offices located at 700 North Central Avenue, Glendale, California, together with all supplementary information made available to the Purchaser at the Seller's offices or directly to the Purchaser on or before the Bid Information Date, which consists of some or all of the following with respect to a particular Asset: (a) the Loan Documents; (b) any physical inspection report concerning the related Property; (c) any Environmental Assessment Report concerning the related Property; (d) any Engineering Structural Report concerning the related Property; (e) any asset resolution plans prepared by EQ Services; (f) any title updates, current rent rolls, current operating statements, appraisals and similar materials prepared for presentation to investors; and (g) the Confidential Portfolio Information Package dated May 31, 1994 provided to the Purchaser and any amendments, appendices or supplements thereto provided to the Purchaser. The information regarding each Mortgage Loan and REO Property contained in the magnetic tapes delivered to the Purchaser shall also be deemed to be part of the Investors' Review File with respect to such Mortgage Loan or REO Property described therein. Information given to an individual investor in response to an inquiry from that investor is not part of the Investors' Review File.

          "Loan Documents" means the Mortgage Note, the Mortgage and any and all
           --------------
other agreements, certificates, documents or instruments in the Seller's possession or under its control relating to the origination, closing and modification of a Mortgage Loan, including without limitation any related security agreement, UCC financing statement, guaranty, letter of credit, pledge, loan agreement or other instrument creating a security interest in, and lien upon, real and/or personal property; any Participation Agreements, assumption agreements, modification agreements, appraisals, guarantees, insurance certificates, borrower estoppel certifications and subordination agreements for leases, financial and/or operating statements, credit reports, lender's title insurance policy, engineering reports, soil reports, environmental assessment reports and architect's certificate. The Loan Documents may be original documents or copies thereof, whether by photocopy, microfiche, microfilm or on diskette. Loan Documents does not include duplicate materials, correspondence not material to an evaluation of the Assets, internal reports, or any privileged attorney-client communications.

          "Material Loss" means a casualty loss with respect to a Property of
           -------------
more than twenty-five percent (25%) of its Appraised Value on the Cut-off Date, or a condemnation (or the initiation of proceedings therefor) of more than 25% of the Premises of a Property or that substantially impairs (or would impair) the ability to use the Premises of a Property for its intended purpose, whether or not the Seller has insurance against such casualty or condemnation, or any material casualty loss with respect to a Property against which the Seller does not have insurance.

          "Mortgage" means the mortgage, deed of trust or other instrument
           --------
creating a lien on improved real property or on the tenant's interest under a ground lease of improved real property (including without limitation a Condominium Unit) securing a Mortgage Note.

          "Mortgage Loan" means any individual Mortgage Loan that is secured by
           -------------
a Mortgage, including without limitation a Condominium Loan, and that is identified on the Mortgage Loan Schedule, provided, however, that the Seller may
                                          --------  -------
take title to a Mortgaged


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

Property subject to a Mortgage Loan identified on the Mortgage Loan Schedule prior to the Closing Date, in which case such Mortgaged Property shall constitute REO Property under this Agreement.

          "Mortgage Loan Assets" means the Mortgage Loans (including
           --------------------
Participation Interests), Mortgage Notes and Mortgages.

          "Mortgage Loan Principal Balance of Record" means, with respect to any
           -----------------------------------------
Mortgage Loan, the unpaid principal balance as of the Cut-off Date, after giving effect to all payments of principal received on or before the Cut-off Date and applied as provided in this Agreement.

          "Mortgage Loan Schedule" means the list of Mortgage Loans subject to
           ----------------------
this Agreement and identified on Schedule 1.01-A attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each Mortgage Loan as of the Cut-off Date:

                 (i) the Mortgage Loan identifying number;

                (ii) the name of the Mortgagor;

               (iii) the street address and unit number, if any, of the Property including state and zip code;

                (iv) the type of real property constituting the Property;

                 (v) the Mortgage Loan Principal Balance of Record;

                (vi) the original principal balance of the Mortgage Loan;

               (vii) with respect to each Participation Interest, the
                     Participation Interest Percentage and the identity of the Person(s) holding the remaining interests in the related Mortgage Loan;

              (viii) the stated maturity date;

                (ix) any Unapplied Funds as of the Cut-Off Date;

                 (x) any unreimbursed servicing advances;

                (xi) the due date of the next payment;

                 (x) a code indicating whether the Mortgage Loan bears interest at a fixed or adjustable rate of interest;

                (xi) the monthly payment amounts; and

               (xii)    the amount of any impound account.

          "Mortgage Note"  means the note or other evidence of the indebtedness
           -------------
under a Mortgage Loan.

          "Mortgaged Property" means the underlying real property that secures a
           ------------------
Mortgage, which in the case of a leasehold mortgage shall mean the tenant's interest in the real property


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
underlying the ground lease or, where the context so requires, the real property underlying the ground lease.

          "Mortgagor" means one or more Persons who are the current and
           ---------
unreleased obligor or obligors on a Mortgage Note or, in some cases, the last known party from whom the Seller accepted payment, all as reflected in the Seller's records.

          "Northridge Earthquake" means the major seismic event of January 17,
           ---------------------
1994, centered in the Northridge or Reseda area of Los Angeles, California, and all subsequent seismic events deemed to be aftershocks thereto and occurring prior to the Closing Date.

          "Notice of Defect" shall have the meaning set forth in Section 5.03.
           ----------------
          "Notice of Hazard" shall have the meaning set forth in Section 5.04.
           ----------------

          "Offering Circular" means the Offering Circular of the Seller relating
           -----------------
to the issuance and sale of the Seller's Class A Common Stock, par value $0.01 per share, and Class C Common Stock, par value $0.01 per share, declared effective by the Office of Thrift Supervision on the date hereof.

          "Participation Agreements" means, with respect to any Mortgage Loan,
           ------------------------
any agreements to which the Seller is a party relating to any Participation Interest.
          "Participation Certificate" means the certificate or other evidence of
           -------------------------
a Participation Interest in a Mortgage Loan.
          "Participation Interest" means the participation interest in certain
           ----------------------
of the Mortgage Loans held by the Seller as set forth on the Mortgage Loan Schedule.

          "Participation Interest Percentage" means, for any Mortgage Loan, the
           ---------------------------------
percentage of the Mortgage Loan Principal Balance of Record thereof represented by the related Participation Interest.

          "Pending Loan Modification" means the proposed modification of a
           -------------------------
Mortgage Loan set forth on the Pending Loan Modifications Schedule pursuant to which the Seller deferred or would defer payments of principal and/or interest, or advanced or would advance funds to the related Mortgagor, together with the resulting modification of the related Mortgage Note, if any, which modification is contemplated by the Seller and such Mortgagor but may not be consummated as of any date between the Cut-off Date and the Closing Date, inclusive.

          "Pending Loan Modifications Schedule" means the list of Pending Loan
           -----------------------------------
Modifications identified on Schedule 1.01-B attached hereto, which schedule sets
                            ---------------
forth, with respect to each Pending Loan Modification which existed on or after the Cut-off Date, as of the Cut-Off Date and as of the Bid Information Date, the related Mortgage Loan's identifying number, the material terms of the modifications made or proposed, the amount of the related pay-down of the principal balance made or proposed, if any, and the amount of the advance made or proposed to be made upon the consummation of the Pending Loan Modification, if any. At the Closing Date, the Pending Loan Modifications Schedule shall be updated to reflect the Pending Loan Modifications as of the Closing Date and the consummation or other disposition of the Pending Loan Modifications set forth on the Pending Loan Modifications Schedule with respect to the Bid Information Date.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          "Permitted Encumbrances" means (a) the lien of real estate taxes and
           ----------------------
assessments, ground rents and other obligations under ground leases, personal property taxes, water rates, water frontage charges and/or meter charges, sewer taxes or rents, and vault charges, in each case not yet due and payable or, if due and payable, which may be paid without interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record of a type acceptable to lending institutions generally, (c) mechanics' or similar liens or claims for work, labor and materials relating to work performed by tenants on such Property, (d) zoning and other land use restrictions and ordinances, including, without limitation, landmark, historic and wetland designations, (e) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided, in the case of a Mortgaged Property, by the related Mortgage, and in the case of an REO Property, by the mortgage granted in connection with the REO Loan, (f) rights of tenants under leases or other rights of tenants or rights of other occupants of the Premises, (g) any laundry or other equipment leases, and (h) in addition, in the case of any Condominium Loan, (1) the lien of the Condominium Association on the related Condominium Unit or REO Condominium Unit provided for in the related documents for the Condominium Unit for enforcement of unpaid maintenance or common expense assessments and (2) rights of the Condominium Association pursuant to the condominium declaration, or the rules, regulations or other operative documents of such Condominium Association.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

          "Post-Closing Consents" means the consents or approvals required to
           ---------------------
transfer any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its related amenities.

          "Premises" means, with respect to a Property, the buildings and
           --------
improvements on such Property.
          "Properties" means the Mortgaged Properties and the REO Properties.
           ----------
          "Purchase Price" shall be an amount equal to $277,000,941.
           --------------
          "Purchaser" shall have the meaning set forth in the preamble to this
           ---------
Agreement.

          "REO Assets" means all the Seller's right, title and interest in and
           ----------
to the REO Properties and the REO Personal Property. REO Assets do not include rights to pursue deficiency judgments against any loan obligors from whom such REO Properties were acquired.

          "REO Condominium Unit" means each specific unit that is in a
           --------------------
Condominium Project and is REO Property.
          "REO Loan" means a mortgage loan previously held by the Seller
           --------
pursuant to which mortgaged property became REO Property.

          "REO Personal Property" means the tangible and intangible personal
           ---------------------
property located on, appurtenant to or used exclusively in connection with the management of, the REO Property on the Closing Date, if any. The Seller makes no representation or warranty concerning the existence of any such REO Personal Property.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          "REO Property" means (i) the real property to which title has been
           ------------
acquired by the Seller by foreclosure, deed in lieu of foreclosure or similar means, including without limitation REO Condominium Units, which is identified on the REO Property Schedule, together with all Mortgaged Properties to which the Seller has taken title prior to the Closing Date, and the related Premises and including without limitation the ground lease described in Schedule 1.01-D
                                                               ---------------
attached hereto and the Premises on the real property underlying such ground lease. An REO Property (with the exception of REO Condominium Units) includes all of the Seller's ownership and rights, if any, to land lying in the bed of any street or highway, opened or proposed, adjoining the relevant Premises to the center line thereof, and all fixtures, attachments, appliances, equipment, machinery and other articles, if any, attached or appurtenant to the relevant Premises on the Cut-off Date.

          "REO Property Schedule" means the list of REO Properties subject to
           ---------------------
this Agreement and identified on Schedule 1.01-E attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each REO Property as of the Cut-off Date:

                (i) the identifying number of the related REO Property;

               (ii) the street address and unit number, if any, of the REO
                    Property including state and zip code; and

              (iii) the type of real property constituting the REO Property.

          "Repurchase Price" means, in the case of any Asset to be repurchased
           ----------------
by the Seller from the Purchaser pursuant to Article VI, Article V or Section 2.06(d) or removed from the Assets sold under this pursuant to Section 2.06, a price equal to the sum of (w) the Allocated Price, plus (x) reasonable and
                                                   ----
necessary out-of-pocket expenses for unreimbursed servicing advances and expenses made by the Purchaser after the Closing Date in respect of such Asset and expenditures of the kind described in Section 2.09 hereof made by the Purchaser with respect to the related Property plus (y) interest on the
                                               ----
Allocated Price of such Asset on a daily basis, at the Return Rate for each day from the Closing Date to the date of repurchase under the applicable provision of this Agreement, minus (z) all payments, rents and other income or proceeds
                   -----
received by the Purchaser with respect to the related Mortgage Loan or REO Property of the kind described in Section 2.07 and Section 2.09, including without limitation any prepayments, insurance proceeds, condemnation proceeds and liquidation proceeds.

          "Return Rate" means the rate for deposits in United States dollars for
           -----------
three months, as published on the display page designated as "Telerate Page 3750" on the Dow Jones Telerate as of 5:00 p.m. Eastern Time, on the first day of the month of any date of determination (or such other page replacing that page on such date of determination); provided, however, that if such rate is not
                                     --------  -------
available from the Dow Jones Telerate service, the rate shall be determined on the basis of the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16th of 1%), of the rates at which deposits in United States dollars are offered by the reference banks in the London Interbank Market at 5:00 p.m. Eastern Time, on the date of determination, to prime banks in the London Interbank Market for three months commencing on such date of determination.

          "Seller" shall have the meaning set forth in the preamble to this
           ------
Agreement.

          "Servicing Agreement" means an interim servicing agreement, if any, to
           -------------------
be dated as of the Closing Date, that the Purchaser, at its option, may enter into with the Seller, providing for a servicing fee for performing loans of 25 basis points per annum based on the Mortgage Loan Principal Balance of Record of each performing loan. The other terms of such interim servicing agreement shall be reasonably acceptable to the Purchaser and the Seller.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          "Structural Defect" means a condition of the structure of the
           -----------------
improvements on a Mortgaged Property or an REO Property resulting from faulty engineering, construction, labor or materials, or from fire or other casualty (including the Northridge Earthquake) which has a material adverse impact on the value and use of the Property. "Structure" for the purpose of the foregoing definition means the foundation, exterior walls and interior bearing walls. "Structural Defect" shall not include (a) the failure of any component of the structure to be suitable for a use for which it was not intended when built or installed; (b) any condition which exists by reason of normal wear and tear; (c) any condition in the nature of deferred maintenance; (d) any condition which exists because the structural component has outlived its useful life or functional utility; (e) any condition which causes a material adverse impact on the value and use of the Property solely because the structure is not in compliance with a law, regulation, code or standard which did not apply when the structural component was built or installed, including, without limitation, the Americans With Disabilities Act of 1990.

          "Unapplied Funds" means funds received by Seller with respect to a
           ---------------
Mortgage Loan that have not been allocated on the books of the Seller.


                                   ARTICLE II

                         SALE AND CONVEYANCE OF ASSETS

Section 2.01  Purchase and Sale of Assets.
              ---------------------------

          The Seller hereby agrees to sell, assign, transfer, set over and convey to the Purchaser, and the Purchaser hereby agrees to purchase, all of the Seller's right, title and interest in and to the Assets, without recourse to the Seller except as expressly set forth herein, on the Closing Date. The Mortgage Loan Assets, other than the Participation Interests, are being sold to the Purchaser with any obligation or right of the Seller to service the Mortgage Loans being released and terminated as of the Closing Date, except as provided in the Servicing Agreement. The Purchaser hereby agrees to assume each and every obligation of the Seller (if any) arising on or after the Closing Date and relating to the Assets and the Participation Agreements. On the Closing Date, the Seller shall also deliver to the Purchaser or to a custodian designated by the Purchaser all documents and instruments specified in Sections 2.03 and 2.04.

          Not later than July 14, 1994, the Purchaser shall deposit with the Deposit Escrow Agent, by wire transfer in immediately available funds to the account specified by the Deposit Escrow Agent, $5,000,000 to hold in accordance with the terms of this Agreement and the Deposit Escrow Agreement. On the later of July 26, 1994 and the date that the Purchaser receives the Equity Commitment Certification, subject to the condition that the Purchaser receives the Equity Commitment Certification on or before August 4, 1994 or such later date as the Seller and the Purchaser may agree, the Purchaser shall deposit an additional $22,700,094 with the Deposit Escrow Agent, by wire transfer in immediately available funds to the account specified by the Deposit Escrow Agent, to hold in accordance with the terms of this Agreement and the Deposit Escrow Agreement. The Deposit Escrow Agent shall maintain the Deposit in accordance with the terms of the Deposit Escrow Agreement.

          On the Closing Date, the Deposit shall be released by the Deposit Escrow Agent and paid to the Seller, and the Purchaser shall pay to the Seller or its designee, by wire transfer in immediately available funds to the account specified by the Seller, the Balance Purchase Price, plus or minus, as the case may be, the Estimated Apportionment Amount. The Seller and the Purchaser agree that no part of the Purchase Price is allocable to any REO Personal Property.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          The Closing shall take place at the offices of the Seller or its attorneys at 9:00 AM (P.D.T.) on the Closing Date or, upon reasonable notice by the Seller to the Purchaser, at such other time or place on the Closing Date as may be designated by the Seller.

Section 2.02  Servicing.
              ---------

          The servicing rights related to the Mortgage Loans shall be transferred to the Purchaser on the Closing Date, subject to the terms of the Servicing Agreement. From the Cut-off Date up to and including the Closing Date, without the consent of the Purchaser, the Seller shall continue to service the Mortgage Loans and the REO Properties, to the extent practicable, using the same servicing procedures applicable to the Mortgage Loans and the REO Properties as the Seller utilized for its own account prior to the Cut-off Date, except that between the date of this Agreement and the Closing Date the Seller will not, without the consent of the Purchaser, modify the terms of any Mortgage Loan or affirmatively waive any material obligation of the borrower or right of the lender under any Mortgage Loan, conclude any foreclosure proceeding in respect of any Mortgaged Property or take title pursuant to such proceeding, or take title to any Mortgaged Property by accepting a deed in lieu of foreclosure, except in each case as described on the Pending Loan Modifications Schedule.
The Purchaser acknowledges that the Seller does not have servicing rights for the Participation Interests, and the Purchaser purchases and accepts the Participation Interests subject to the servicing rights held by third parties. The Purchaser shall execute and deliver the Servicing Agreement on the Closing Date, which shall govern the servicing of the Mortgage Loans thereafter for the term thereof.

Section 2.03  Delivery of Mortgage Loan Assets.
              --------------------------------

          The Seller shall, on the Closing Date, subject to any contrary provisions in the Servicing Agreement, deliver and release to the Purchaser or to a custodian designated by the Purchaser the documents listed below in respect of each Mortgage Loan Asset:

                 (i) The original Mortgage Note or Participation Certificate endorsed, "Pay to the order of [Purchaser or Purchaser's affiliate], without recourse" and signed in the name of the Seller by an authorized officer thereof, or a lost note affidavit (which shall include a certification as to an attached copy of such Mortgage Note) or other reasonably acceptable evidence of the issuance of such Mortgage Note or Participation Certificate, with indemnification by the Seller for any material losses caused by the Seller's failure to deliver the original Mortgage Note or Participation Certificate.

                 (ii) The original recorded Mortgage with evidence of recording thereon or, if the original mortgage has not yet been returned from the recording office or is not in the Seller's files, a copy of the original Mortgage certified by the Seller to be a true copy of the original of the Mortgage which has either been sent for recording or is recorded in the appropriate recording office of the jurisdiction in which the Mortgaged Property is.

                  (iii) An Assignment.

                  (iv) Originals of any intervening Assignments with evidence of any recording thereof or, if the original thereof is not in the Seller's files, a copy of such Assignment certified by the Seller to be a true copy of the original of such Assignment in the form recorded, if recorded, showing an unbroken chain of ownership and assignment of the Mortgage Loan.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                  (v) The original or a copy of the title insurance policy.

                  (vi) The original or a copy of the policy of mortgage insurance, if any, or evidence thereof.

                  (vii) Originals or copies certified by the Seller of all assumption, modification and substitution agreements, if any.

                  (viii) Copies of any Participation Agreements.

                  (ix) The other Loan Documents contained in the Investors' Review File, if any.

          In the event that, with respect to any Mortgage Loan, the Seller does not deliver any document described in clauses (iv) through (ix) above, the Closing shall occur and the Purchaser shall have the rights set forth in Section
6.01. The Seller will also deliver a Pending Loan Modifications Schedule updated to set forth the Pending Loan Modifications which have been consummated or abandoned between the Bid Information Date and the Closing Date and the Pending Loan Modifications which remain to be consummated as of the Closing Date.

Section 2.04  Delivery of REO Assets.
              ----------------------

          The Seller shall, on the Closing Date, deliver and release to the Purchaser or to a custodian designated by the Purchaser the following documents and items in respect of each REO Asset:

                  (i) Grant deeds or their equivalent (special warranty deeds) under the law of the State where the REO Property is located (the "Deeds"), duly executed and acknowledged by the Seller, in proper form
          -------
          for recording, conveying to the Purchaser good and marketable fee simple title to the REO Properties, subject only to Permitted Encumbrances and such other matters to which the Purchaser is required or agrees to be subject pursuant to this Agreement. For convenience, at the Seller's option, there may be omitted from the Deeds a listing of all Permitted Encumbrances and such other matters, but, nevertheless, such Permitted Encumbrances and other matters shall be incorporated therein by reference to this Agreement and shall survive the delivery thereof.

                  (ii) Copies of foreclosure deeds, certificates of foreclosures, deeds in lieu of foreclosure and related documents by which the Seller acquired its ownership rights to the REO Properties to the extent applicable and in the possession of, or reasonably available to, the Seller.

                  (iii) An assignments of leases, assigning to the Purchaser all of the Seller's right, title and interest as landlord in and to leases of the REO Properties or portions thereof, if any, together with security deposits held by the Seller, and pursuant to which the Purchaser assumes all of the Seller's duties and obligations with respect thereto (but which does not provide for the Purchaser to have any personal liability where the Seller had no personal liability), together with such executed leases as the Seller has in its possession.

                  (iv) A Bill of Sale duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the tangible REO Personal Property for all of the REO Property, if any, to the Purchaser.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (v) An Assignment of Intangible Personal Property duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the intangible REO Personal Property for all of the REO Property, if any, to the Purchaser.

                 (vi) Keys and any other access devices for each REO Property to the extent available and in the possession of the Seller or instructions as to where such keys and other access devices are located.

                 (vii) Assignments and assumptions of any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its amenities, to the extent all necessary approvals and consents to make such assignment have been obtained. The Seller shall promptly assign to the Purchaser and the Purchaser shall assume any such franchise agreement, service contract, management contract or liquor license upon the receipt by the Seller of all approvals and consents which the Seller reasonably considers necessary to make such assignment.

                 (viii) An affidavit stating that the Seller is not a "foreign person" pursuant to Section 1445(b)(2) of the Internal Revenue Code (and the Purchaser agrees that upon the execution and delivery of such to the Purchaser, no deduction shall be made or claimed against the Purchase Price by reason of the requirements of Section 1445 of the Internal Revenue Code).

                 (ix) An affidavit stating that Seller is exempt from the withholding provisions of California Revenue and Taxation Code Sections 18805 and/or 26131.

          In the event that, with respect to any REO Property, the Seller does not deliver any item described in clauses (ii) through (ix) above, the Closing shall occur and, if such non-delivery is of a document described in clauses (ii) through (vii) above, then the Purchaser shall have the rights set forth in
Section 6.01.

Section 2.05  Recordation of Assignments and Deeds; Transfer Taxes.
              ----------------------------------------------------

          (a) The Purchaser shall be responsible for and shall bear the expense of recording Assignments and Deeds to the Purchaser.

          (b) The Purchaser shall promptly upon the Closing record all Assignments and Deeds and shall pay, as and when due, any transfer taxes, deed stamps, recording fees and other similar charges required to be paid in connection with the purchase of the Assets contemplated by this Agreement.

          (c) The Seller shall execute and deliver to the title insurance company selected by the Purchaser a gap indemnity in a form reasonably acceptable to the Seller, covering a period of up to twenty (20) days following the Closing Date, pursuant to which the Seller will indemnify such title insurance company with respect to actions taken by the Seller after the Closing Date that would create additional liens or encumbrances or otherwise impair the title granted to the Purchaser at the Closing, other than the purchase money financing of certain of the Assets agreed upon between the Purchaser and the Seller.

          (d) The Seller and the Purchaser may mutually agree to effect the Closing for all or a portion of the Assets through an Escrow Agent, which Escrow Agent may, among other things, prepare, record and deliver Deeds and Assignments, in which case Escrow Agent shall


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
record and deliver such documents in accordance with the terms hereof and any supplementary escrow instructions mutually executed and delivered by the Seller and the Purchaser. The Seller and the Purchaser shall take such actions as the Seller may reasonably require in order to allow the selected transactions to close through the Escrow Agent, including without limitation the depositing of documents with the Escrow Agent. The costs and expenses of the Escrow Agent shall be borne equally by the Seller and the Purchaser.

          Section 2.06  Risk of Loss; Insurance.
              -----------------------

          (a) From and after the Closing Date the Purchaser assumes all risk of loss to the Properties and shall arrange for insurance coverage at its discretion.

          (b) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers a Material Loss, then the related Asset will not be sold (and the related Mortgage Loan or REO Property will not be deemed a Mortgage Loan or REO Property hereunder) and the Purchase Price will be reduced by the corresponding Allocated Price.

          (c) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers an Insured Loss, then the Purchaser shall purchase the related Asset and the Seller shall assign to the Purchaser the condemnation proceeds or the proceeds of the insurance covering the Insured Loss, as applicable.

          (d) If a determination as to whether a Material Loss or an Insured Loss has occurred with respect to a Property cannot be made prior to the Closing Date, the Purchaser shall purchase the related Asset as if such Property had suffered an Insured Loss, provided, however, that if a determination is made
                          --------  -------
within sixty (60) days after the Closing Date that such Property suffered a Material Loss, then the Purchaser, at its option, may require the Seller to repurchase the related Asset at its Repurchase Price by so notifying the Seller within ten (10) Business Days of such determination. The Seller's obligation to repurchase any Asset pursuant to this Section 2.06(d) shall be subject to earlier termination under Section 6.02 hereof.

          Section 2.07  Allocation of Mortgage Loan Payments.
                        ------------------------------------
          (a) Subject to the Closing, funds received with respect to Mortgage Loans shall be allocated as follows, provided that payments received from any Mortgagor without specific instructions from the Mortgagor or express provisions governing such payments either herein or in the Loan Documents (including as modified by documents in connection with any Pending Loan Modifications) shall be applied by the Seller first to unpaid Escrow Advances, second to unpaid and accrued late charges, third to the portion of accrued and deferred earthquake payments (as described in Schedule 2.07(a)(ii)) constituting interest, fourth to any other accrued and unpaid interest and fifth to principal:

                 (i) With respect to funds received by the Seller prior to the Cut-off Date, (A) the Seller shall be entitled to (1) all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, and (B) the Purchaser shall be entitled to the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to principal upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (ii) With respect to funds received after the Cut-off Date and prior to the Closing Date, (A) the Seller shall be entitled to (1) all interest payments, (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, (3) the interest portion of up to four months of payments due before the Cut-off Date that were deferred by a written agreement with the Mortgagor in connection with the Northridge Earthquake, as described in Schedule
                                                                        --------
          2.07(a)(ii) attached hereto, (4) payments received to reimburse funds
          -----------
          advanced by the Seller as described in Section 2.12, (5) payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date, provided that the amount of such paydown is set forth on such Pending Loan Modifications Schedule, and (6) payments made prior to the Closing Date constituting payment of late fees, and (B) the Purchaser shall be entitled to all principal payments and other recoveries, paid by or on behalf of any Mortgagor with respect to a Mortgage Loan, including without limitation any remaining Unapplied Funds.

                 (iii) With respect to funds received after the Closing Date,
          (A) the Purchaser shall be entitled to all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (B) the Seller shall be entitled to payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date, provided that the amount of such paydown is set forth on such Pending Loan Modifications Schedule. The Purchaser shall pay over to the Seller any amounts received by the Purchaser to which the Seller is entitled, within ten (10) Business Days after the receipt thereof.

          (b) All payments that are received prior to the Closing Date by the Seller and that are allocated to Purchaser under Section 2.07(a) shall be either added to the Estimated Apportionment Amount payable to the Purchaser or credited toward the Estimated Apportionment Amount payable to the Seller, as applicable. All such payments accepted by the Seller on or after the Closing Date shall be held for the benefit of the Purchaser and delivered to the Purchaser promptly after receipt thereof. Notwithstanding the foregoing, with respect to a foreclosure of a Mortgage Loan or an REO Loan or the taking of a deed in lieu of foreclosure, funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be apportioned as of the Closing Date in the manner set forth in Section 2.09; and with respect to a foreclosure or similar proceeding that results in the reinstatement of a Mortgage Loan (whether or not such Mortgage Loan is modified in such proceeding), funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be allocated in the manner set forth in Section 2.07(a).
The Seller and the Purchaser agree to notify each other of the receipt of any such payments, including without limitation payments received after the Closing Date.

          Section 2.08  Escrow Balances.
                        ---------------

          From and after the Closing Date, but subject to the Servicing Agreement, the Purchaser hereby agrees to assume, undertake and discharge any and all obligations of the Seller as may relate to Escrow Balances, including without limitation any obligation to pay interest accruing after the Closing Date to any Mortgagor on the Escrow Balances, if required by applicable law.
All Escrow Balances relating to the Mortgage Loans or the REO Property as of the Closing Date shall


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
be transferred to the Purchaser, and the Seller shall pay over and/or deliver such amounts to the Purchaser within ten (10) Business Days after the Closing Date against the Purchaser's acknowledgment of receipt thereof. The Purchaser hereby indemnifies and holds the Seller harmless against any and all Claims made as a result of the Purchaser's violation of applicable law, or application of funds, with respect to and only to the extent of the Escrow Balances transferred to the Purchaser hereunder.

          Section 2.09  Apportionments.
                        --------------
          (a) The following items received or paid by or on behalf of the Seller prior to the Closing Date shall be apportioned between the Seller and the Purchaser as of 11:59 p.m. on the day preceding the Closing Date:

                 (i) All payments, rents and other income or proceeds with respect to the related REO Property (including without limitation payments of the kind described in Section 2.07 with respect to a Mortgaged Property that became an REO Property prior to the Closing
          Date), on a cash basis, including without limitation, rents, month to month holdover charges, furniture rentals, corporate rentals and services, and laundry equipment rentals.

                 (ii) Real property taxes and assessments, and amounts prepaid or payable for any hazard insurance policy or other insurance policy being transferred to the Purchaser.

                 (iii) Utility charges, including water, sewer, electricity and gas, and maintenance charges, if any, for sewers. In conjunction with such apportionments, the Purchaser and the Seller shall notify, or cause to be notified, all utilities servicing the REO Properties of the change in ownership and direct that all future billings be made to the Purchaser at the address of the REO Property with no interruption of service and the Seller shall secure the release of any such utility deposits, provided that the Purchaser shall cooperate in the same without expense to the Purchaser. The Seller shall use its best efforts to procure final meter readings for all utilities as of the Closing Date and to have such bills rendered directly to the Seller. To the extent that tenants are responsible for and receive all such statements, no such notifications shall be required.

                 (iv) Fees and charges under any management, service, supply, security, maintenance or other similar contracts, and common charges and Condominium Association dues and charges adversely affecting any Condominium Unit or REO Condominium Unit that give rise to a lien thereon prior in right to that of the Seller.

                 (v) Cash amounts maintained in operating accounts on behalf of any REO Property which is a hospitality property shall be deemed to be expenses prepaid by the Seller on behalf of the Purchaser for expenses to be incurred after the Closing Date, provided that such amounts shall be only that which is reasonably necessary to continue the day-to-day operations of such hospitality property and its related amenities and such amounts shall be transferred to the account of the Purchaser.

                 (vi) Other operating expenses for the REO Properties, including without limitation prepaid expenses and accounts payable with respect to such expenses.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (vii) Cash amounts maintained in accounts with property managers of the REO Properties shall be deemed to be expenses prepaid by the Seller on behalf of the Purchaser for expenses to be incurred after the Closing Date, provided that pursuant to the Servicing Agreement, the property manager will be instructed to mark its records to show the ownership of such funds has been transferred to the account of the Purchaser.

          (b) The actual net amount of the apportionments described in Section 2.09(a) shall be the "Apportionment Amount." For purposes of the Closing Date
                      --------------------
the Seller shall calculate an estimate of the Apportionment Amount (the "Estimated Apportionment Amount"), on the basis of the actual amounts of any
- - -------------------------------
items apportioned if known by the Seller as of the Closing Date, or the Seller's good faith estimation of such amounts, if not so known. The Estimated Apportionment Amount shall be adjusted in accordance with the provisions of Sections 2.07, 2.12 and 2.13. The Seller or the Purchaser, as applicable, shall pay to the other party the Estimated Apportionment Amount in accordance with
Section 2.01. The Seller shall deliver a reconciliation report to the Purchaser within sixty (60) days after the Closing Date which shall set forth the actual deviations from any such good faith estimations and the overall deviation between the Apportionment Amount and the Estimated Apportionment Amount (the "Deviation Amount"). The party which received the benefit of the Deviation
- - -----------------
Amount shall pay such amount to the other party hereto by wire transfer of immediately available funds to the account specified by the Seller or the Purchaser, as the case may be, within ten (10) Business Days after the Seller delivers such reconciliation report to the Purchaser, or if no account is specified before two Business Days prior to such date, by bank certified check payable in next day funds.

          Section 2.10  Payment of Expenses.
              -------------------

          After the date of this Agreement, the Seller shall continue to pay any expenses of the kind described in Section 2.09 which become due and payable in the ordinary course of business and include such expenses in the apportionment under Section 2.09. The Seller shall not pay any such expenses becoming due and payable on or after the Closing Date.

          Section 2.11  Legal Proceedings.
              -----------------
          (a) With respect to any Mortgage Loan or REO Property that is, as of the Closing Date, the subject of litigation or other legal proceeding (including, without limitation, a bankruptcy, eviction, foreclosure or receivership proceeding), the Purchaser agrees that it shall, at its own cost, within thirty (30) days after the Closing Date, (i) notify the Mortgagor thereunder, the Clerk of the Court, all parties who have appeared, all counsel of record and any other Person required by law to be notified, in each such proceeding, of the transfer of the Mortgage Loan or REO Property, as the case may be, from the Seller to the Purchaser, (ii) file pleadings to relieve the Seller's counsel of record from further responsibility in such litigation or other legal proceeding (unless said counsel has agreed, with the Seller's written consent, to represent the Purchaser in said proceedings at the Purchaser's expense), and (iii) remove the Seller as a party in such action and substitute the Purchaser as the real party-in-interest, and change the caption thereof accordingly. In connection therewith, after the Closing Date, the Purchaser shall have the sole responsibility to obtain all documents pertaining to the Mortgage Loan or REO Property, as the case may be, then in the possession of any such counsel and to determine the appropriate direction and strategy for such litigation or other legal proceeding. The Seller agrees to cooperate and use reasonable efforts to assist the Purchaser in obtaining the release of such documents to the Purchaser. The Purchaser acknowledges that its failure to comply with the provisions of this Section 2.11 may affect the Purchaser's rights in any such litigation or other legal proceeding (and may result, without limitation, in dismissal with prejudice or the running of any statute of limitations). If the Purchaser fails to comply with the above requirements (i) through (iii), the Seller may, but is not obligated to,


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
take such actions as it deems necessary to effectuate the provisions of this
Section 2.11. Notwithstanding the foregoing, this Section 2.11 shall not apply to any litigation in which the Seller is named as a party defendant.

          (b) Any costs and legal fees incurred by the Seller in connection with such litigation or other legal proceeding from and after the Cut-off Date, including without limitation any fees and costs incurred by the Seller in connection with the Purchaser's failure to comply with the above requirements, shall be reimbursed by the Purchaser and the Purchaser hereby indemnifies the Seller therefor. If, after the Closing Date, either party receives an invoice for any legal fees and costs incurred in connection with such litigation or other legal proceeding that are payable by the other party, then the party receiving such invoice shall promptly forward such invoice to the other party and such other party shall pay directly or, in the event the party receiving such invoice has paid the amounts due thereon, reimburse the party receiving the invoice promptly, but not later than ten (10) Business Days following receipt of such invoice.

          (c) If the Purchaser shall receive any pleadings relating to any Mortgage Loan or REO Property that name the Seller as a party, then immediately following receipt of any such pleadings the Purchaser shall endeavor to notify the Seller thereof and promptly deliver copies of such pleadings to the Seller and otherwise comply with the provisions of this Section 2.11, provided that the Purchaser shall have no liability for failure to so notify the Seller or provide such documents to the Seller.

          Section 2.12  Unreimbursed Advances.
                        ---------------------

          Amounts paid by the Seller either pursuant to an agreement with a Mortgagor or as part of the administration and servicing of a Mortgage Loan from the Seller's own funds in payment of real estate taxes, insurance premiums, ground lease rents or other similar costs attributable to the Mortgaged Property, including without limitation Escrow Advances, which are an obligation of the Mortgagor but have not been paid by the Mortgagor prior to the Closing Date shall be either added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable. The right to receive repayment from the Mortgagor of such amounts after the Closing Date shall be transferred to the Purchaser.

          Section 2.13  Pending Loan Modifications.
                        --------------------------
          (a) The Purchaser acknowledges and agrees that, after the Cut-off Date and prior to the Closing Date, the Seller may continue to negotiate or consummate Pending Loan Modifications and, until the Bid Information Date, may enter into negotiations with Mortgagors that may result in Pending Loan Modifications, consistent with past practice, provided, however, that the Seller
                                              --------  -------
shall not, on or after the Bid Information Date, enter into any loan modification other than a modification shown on the Pending Loan Modification Schedule as of the Bid Information Date without the consent of the Purchaser. The modification documents used to consummate any Pending Loan Modification shall substantially conform with the description set forth in the Pending Loan Modification Schedule. The Seller makes no representation or warranty as to whether any or all of the Pending Loan Modifications will be consummated.

          (b) There shall be added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable, the amount of funds advanced to Mortgagors pursuant to Pending Loan Modifications that have been consummated prior to the Closing Date as reflected on the Pending Loan Modifications Schedule updated to the Closing Date.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          (c) As of the Closing Date, the Purchaser shall assume the rights and obligations of the Seller with respect to ongoing negotiations with Mortgagors and the consummation of Pending Loan Modifications and the advancement of any funds required thereunder.

          Section 2.14  Delinquent Real Estate Taxes and Assessments.
                        --------------------------------------------

          The Purchaser shall be responsible for the payment of all delinquent real estate taxes and assessments existing as of the Closing Date with respect to any Mortgaged Property, and any penalties and interest thereon, provided,
                                                                   --------
however, that the Seller shall reimburse the Purchaser for any and all such
- - -------
payments made by the Purchaser after the Purchaser has paid in the aggregate $1,036,000 for such payments, promptly upon receipt from the Purchaser of a statement therefor.

          Section 2.15  Continuing Cooperation; Subsequent Documentation.
                        ------------------------------------------------

          At any time, and from time to time after the Closing Date, upon the reasonable request of either party hereto, and at the expense of such party, the other party shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required in order to accomplish any provision herein, including without limitation the assignment of any financing statements, guarantees and the like. In addition, in the event that the Seller determines subsequent to the Closing Date that it needs access to any documents relating to a Mortgage Loan or REO Property for accounting, tax, litigation or other purposes, the Purchaser shall promptly provide copies of such documents to the Seller, to the extent in the Purchaser's possession, and at the Seller's expense.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

          Section 3.01  General Representations and Warranties of the Seller.
                        ----------------------------------------------------

          The Seller represents and warrants to the Purchaser that as of the date hereof and as of the Closing Date:

                 (i) Due Organization. The Seller is a federal savings bank,
                     ----------------
          duly chartered, validly existing and in good standing under the federal laws of the United States.

                 (ii) Authorization; Binding Obligation. The Seller has the corporate power and authority to hold each Asset, to sell each Asset, to execute, deliver and perform this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                 (iii) No Conflict. The consummation of the transactions
                       -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms,


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
          conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

                 (iv) No Litigation. Except for unlawful detainer actions and
                      -------------
          actions under the United States Bankruptcy Code against a tenant of a Property or involving a Mortgagor and receivership proceedings with respect to a Mortgaged Property, and except as set forth in Schedule
                                                                      --------
          3.01(iv) hereto, there is no action, suit proceeding or investigation
          --------
          pending or, to the Seller's knowledge, threatened against the Seller or relating to any Asset, which challenges, relates to, or adversely affects the right, title or interest of the Seller in or to such Asset or, if determined adversely to the Seller, would prevent the consummation of the sale of such Asset to the Purchaser as contemplated hereby.

                 (v) No Consent Required. No consent, approval, authorization or
                     -------------------
          order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

                 (vi) Foreign Person. The Seller is not a foreign person within
                      --------------
          the meaning of Section 1445(f) of the Internal Revenue Code, and the Seller agrees to execute any and all documents necessary or required by the Internal Revenue Service in connection with such declaration.

          Section 3.02  Representations and Warranties as to the Mortgage Loans.
                        -------------------------------------------------------
          The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                 (i) True Information. The information set forth on the Mortgage
                     ----------------
          Loan Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and the related Mortgage Loan appears on the Mortgage Loan Schedule.

                 (ii) Ownership. The Seller has good title to, and is the sole
                      ---------
          owner of, each Mortgage Loan Asset, free and clear, except as set forth on the Mortgage Loan Schedule, of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance.

                 (iii) Full Disbursement. Each Mortgage Loan has closed and the
                       -----------------
          proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances to the Mortgagor thereunder except as described in the Pending Loan Modification Schedule. For purposes hereof, capitalization of interest pursuant to a negative amortization provision shall not be deemed to be an "advance" to the Mortgagor, and any Escrow Balances shall be deemed fully disbursed.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (iv) First Lien. In the case of each Mortgage Loan, the related
                      ----------
          Mortgage has been properly recorded and is a valid first lien on the related Mortgaged Property, including all improvements on such Mortgaged Property, securing the amounts owed on the related Mortgage Note, subject only to Permitted Encumbrances and delinquent real estate taxes and assessments (except for the Mortgage Loans described in Schedule 3.02(iv) attached hereto, each of which is junior only to
             -----------------
          a first lien mortgage described in such schedule, Permitted Encumbrances and delinquent real estate taxes and assessments). The Seller makes no representation or warranty with reference to the perfection or priority, under the Uniform Commercial Code, of any security interest in personal property.

                 (v) No Modification. The terms of the Mortgage Notes or the
                     ---------------
          Mortgages have not been altered, modified or waived by Seller in any respect, except by a written instrument contained in the Loan Documents in the Investors' Review Files (and recorded in the case of a Mortgage, if necessary, in order to maintain the first priority lien thereof) or as set forth in the Pending Loan Modification Schedules or
          Schedule 2.07(a)(ii).

                 (vi) Title Insurance. Each Mortgage Loan is covered by an ALTA
                      ---------------
          lender's title insurance policy, or other form of title insurance policy generally acceptable to prudent institutional lenders, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring, subject only to exceptions described in such policy, the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The title insurance policy is in full force and effect and will be in full force and effect on the Closing Date and will inure to the benefit of the Purchaser without any further act. To the best of the Seller's knowledge, no claims have been made under any such title insurance policy.

                 (vii) Hazard Insurance. Each Mortgage securing a Mortgage Loan
                       ----------------
          requires the Mortgagor thereunder to maintain a fire and other hazard insurance policy covering such losses as are covered under a standard extended coverage endorsement with mortgagee rights and protections customary for mortgage lending practices in the locality in which the Mortgaged Property is located, and, to the extent required as of the date of origination of such Mortgage by the Seller consistent with its normal mortgage lending practice, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property.

                 (viii) No Release. No Mortgage Note or Mortgage has been
                        ----------
          satisfied, canceled, subordinated to another mortgage or rescinded, in whole or in part, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, except to the extent that any related Mortgaged Properties have become REO Properties prior to the Closing Date.

                 (ix) Compliance with Laws. With respect to each Mortgage Loan,
                      --------------------
          there is no material violation by the Seller of any law pertaining to usury, truth-in-lending, consumer credit protection, equal credit opportunity or any similar law applicable to the origination of such Mortgage Loan at the time it was made, which violation would give rise to a valid defense on the part of the Mortgagor that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (x) No Defenses. Except as described in Schedule 3.01(iv)
                     -----------                         -----------------
          hereto, no Mortgage Loan is subject to any valid right of rescission, set-off, abatement or diminution, or any valid counterclaim or defense that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.

                 (xi) Enforceability. Each Mortgage Note and Mortgage is genuine
                      --------------
          and constitutes the legal, valid and binding obligation of the obligor thereunder, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and each contains provisions customary among prudent institutional mortgage lenders so as to render the rights and remedies of the secured lender thereunder adequate for the realization of the material benefits of the security provided thereby.

                 (xii) Participation Agreements. The Seller has complied with
                       ------------------------
          all of its material obligations under the Participation Agreements and no consent of the holder of any Mortgage Loan is required to be obtained to permit the Seller to sell any Participation Interest except any such consent which has been obtained.

                 (xiii) No Cross-Collateralization. No Mortgage Loan is secured
                        --------------------------
          by any real estate collateral except the lien of the related Mortgage, an assignment of the related leases, and any related security agreement; no Mortgaged Property or REO Property secures any other mortgage loan not included in the pool of Mortgage Loans sold under this Agreement; nor is any Mortgage Loan cross-defaulted with any other mortgage loan nor is any Mortgage Loan secured by the mortgaged property which secures another mortgage loan; except that there may be additional security, cross-collateralization or cross-defaulting if all the cross-collateralized and cross-defaulted Mortgage Loans are included in the pool of Mortgage Loans sold under this Agreement and Mortgaged Properties may secure other Mortgage Loans, if the Mortgage Loans are all included in the pool of Mortgage Loans sold under this Agreement.

                 (xiv) Investors' Review File. To the best of the Seller's
                       ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related Mortgage Loan. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                 (xv) Condemnation. To the best of the Seller's knowledge, there
                      ------------
          is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the Premises were intended.

                 (xvi) Originator. Except as described in Schedule 3.02(xvi)
                       ----------                         ------------------
          hereto or the Investors' Review Files, each Mortgage Loan was originated by the Seller, a subsidiary of the Seller, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state banking authority.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (xvii) No Fraud. There was no fraud on the part of the Seller
                        --------
          with respect to the origination of any Mortgage Loan originated by the Seller.

          Section 3.03  Representations and Warranties as to the REO Properties.
                        -------------------------------------------------------
          The Seller hereby represents and warrants to the Purchaser that as of the Closing Date:

                 (i) True Information. The information set forth on the REO
                     ----------------
          Property Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and such REO Property does not appear on the REO Property Schedule (and the related Mortgage Loan appears on the Mortgage Loan Schedule).

                 (ii) Ownership and Title. With respect to each REO Property,
                      -------------------
          the Seller has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances, except for the ground lease described in Schedule 1.01-D with respect to which the Seller has a valid leasehold interest.

                 (iii) No Delinquencies. There are no delinquent taxes, ground
                       ----------------
          rents, water charges, sewer rents, assessments or other similar delinquent charges adversely affecting any REO Property that gives rise to a lien thereon.

                 (iv) Condemnation. To the best of the Seller's knowledge, there
                      ------------
          is no proceeding pending or threatened for the total or partial condemnation of any REO Property so as to adversely affect the value of the REO Property or the use for which the Premises were intended.

                 (v) Investors' Review File. To the best of the Seller's
                     ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related REO Property. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                                   ARTICLE IV

                        REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF THE PURCHASER

          Section 4.01  Representations and Warranties of the Purchaser
                        -----------------------------------------------
          The Purchaser represents and warrants to the Seller that as of the date hereof and as of the Closing Date:

                 (i) Due Organization. The Purchaser has been duly organized and
                     ----------------
          is validly existing and in good standing as a corporation under the laws of the State of Delaware.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (ii) Authorization; Binding Obligation. The Purchaser has the
                      ---------------------------------
          corporate power and authority to execute, deliver and perform this Agreement and to enter into and consummate all the transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                 (iii) No Conflict. The consummation of the transactions
                       -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

                 (iv) No Litigation. There is no action, suit proceeding or
                      -------------
          investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser, which, if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby.

                 (v) No Consent Required. No consent, approval, authorization or
                     -------------------
          order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents. The Purchaser acknowledges and agrees that the Seller makes no representations or warranties, and there can be no assurances, as to whether or not the Post-Closing Consents will be obtained or as to the time and expense required to obtain such Post-Closing Consents. The Seller shall cooperate with the Purchaser and make every reasonable effort to obtain the Post-Closing Consents, provided,
                                                                 ---------
          however, that the costs of obtaining the Post-Closing Consents and the
          --------
          risk of any failure to obtain the Post-Closing Consents shall be borne by the Purchaser.

                 (vi) Decision to Purchase. The Purchaser is a sophisticated
                      --------------------
          investor and its bid and decision to purchase the Assets are based upon its own independent expert evaluations of the Due Diligence Materials and other materials deemed relevant by the Purchaser and its agents. The Purchaser has had an opportunity to examine the Properties and hereby accepts the physical condition and state of repair thereof. The Purchaser hereby expressly acknowledges that it is fully aware of the physical condition and state of repair of the Properties and has inspected the Properties to the extent it has deemed necessary and agrees to purchase the Assets taking into account the related Properties in their "as is" condition "with all faults" as of the Closing Date (including, with respect to Condominium Units and REO Condominium Units, the "as is" condition "with all faults" of the related Condominium Project), except to the extent that the Seller has expressly made a

                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
          representation or warranty in this Agreement. The Purchaser is entering into this Agreement based solely upon such evaluations and inspections, and has not relied upon any oral or written information or any representations or warranties whatsoever from the Seller or any of its respective employees, affiliates, agents or representatives, other than the representations and warranties of the Seller expressly contained herein. WITHOUT LIMITATION OF THE FOREGOING, THE PURCHASER ACKNOWLEDGES THAT THE SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, AS TO THE MORTGAGORS, THE PROPERTIES (INCLUDING, WITHOUT LIMITATION, THE VALUE, MARKETABILITY, CONDITION OR FUTURE PERFORMANCE THEREOF, THE EXISTENCE OF ANY LEASES OR THE STATUS OF ANY TENANCIES OR OCCUPANCIES WITH RESPECT THERETO, THE APPLICABILITY OF ANY RENT CONTROL OR RENT STABILIZATION LAWS, OR THE COMPLIANCE OR LACK OF COMPLIANCE THEREOF WITH ANY LAWS, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL AND LAND USE OR OCCUPANCY LAWS) OR OTHERWISE, AND THAT NO EMPLOYEE OR REPRESENTATIVE OF THE SELLER HAS BEEN AUTHORIZED TO MAKE ANY STATEMENTS OR REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT.

                 (vii) Due Diligence. The Purchaser has been urged, invited and
                       -------------
          directed to conduct such due diligence review and analysis of the Investors' Review Files and related information, together with such records as are generally available to the public from local, county, state and federal authorities, record-keeping offices and courts, as the Purchaser deemed necessary, proper or appropriate in order to make a complete informed decision with respect to the purchase and acquisition of the Assets. The Purchaser acknowledges that it has had the opportunity to conduct legal, environmental, on-site and other appropriate due diligence as to each Asset. The Purchaser acknowledges that certain of the Properties were in the geographical area affected by the Northridge Earthquake, and that certain Mortgagors have received loans to repair damage caused by the Northridge Earthquake, some of which loans are unsecured, or secured by liens subordinate to the related Mortgage, and that such unsecured or subordinate loans are not being transferred to the Purchaser. The Purchaser represents that it has conducted its due diligence with full consideration of the foregoing.

                 (viii) Economic Risk. The Purchaser acknowledges that the
                        -------------
          Assets may have limited or no liquidity and the Purchaser has the financial wherewithal to own the Assets for an indefinite period of time and to bear the economic risk of an outright purchase of the Mortgage Loans and a total loss of the Purchase Price for the Assets.

                 (ix) Nondisclosure. The Purchaser is in full compliance with
                      -------------
          its obligations under the terms of any confidentiality agreement executed by the Purchaser to review the information made available by Seller to all potential buyers of the Assets, and the Purchaser acknowledges that any such agreement is not superseded or abrogated by this Agreement, including without limitation as to (a) any liability incurred by the Purchaser for any non-compliance prior to the date of this Agreement or (b) any Assets reviewed by the Purchaser but not acquired by the Purchaser.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                 (x) Assistance of Third Parties. The Purchaser hereby agrees
                     ---------------------------
          and acknowledges that the Seller shall have no responsibility or liability to the Purchaser arising out of or related to any third parties' failure to assist or cooperate with the Purchaser except with respect to the Seller's own employees. In addition, the Purchaser is not relying upon the continued actions or efforts of the Seller (except as specifically set forth herein) or any third party in connection with its decision to purchase the Assets. The risks attendant to the potential failure or refusal of third parties to assist or cooperate with the Purchaser and/or the Seller in the effective transfer and assignment of the Assets, and/or related Properties shall be borne by the Purchaser.

                 (xi) Enforcement/Legal Actions. The Purchaser shall not
                      -------------------------
          institute any enforcement or legal action or proceeding in the name of the Seller. The Purchaser shall not, except where circumstances reasonably require revealing the purchase of the Assets from the Seller, make reference to the Seller in any correspondence to or discussion with any particular Mortgagor regarding enforcement or collection of the Assets or sale, rental or other disposition of any of the Properties. The Purchaser shall not misrepresent, mislead, deceive, or otherwise fail to adequately disclose to any particular obligor or guarantor the identity of the Purchaser, the owner of the Assets and possession of the Loan Documents. Except as specified above, the Purchaser shall not use the Seller's name, or any name derived therefrom or confusingly similar therewith in connection with the Purchaser's enforcement, collection, or management of the Assets. The Purchaser agrees and acknowledges that there may be no adequate remedy at law for a violation of the terms of this subsection, and the Seller shall have the right to seek the entry of an order by a court of competent jurisdiction enjoining any violation hereof.

                 (xii) Indemnification of Mortgage Trustee. Purchaser shall
                       ------------------------------------
          indemnify, defend and hold Gateway Mortgage Company, a subsidiary of the Seller ("Gateway"), and its officers, directors, employees, agents, affiliates, successors and assigns (each a "Gateway Representative") harmless from and against any and all Claims based upon, arising from or relating to Gateway's or any Gateway Representative's acts or omissions as trustee of any Mortgage from the Closing Date until the date on which Gateway no longer serves as the trustee of such Mortgage; provided that such obligation to indemnify, defend and hold harmless shall apply only to Claims asserted against the Purchaser and Gateway or any Gateway Representative concurrently by the party making the Claim and shall not apply to the gross negligence or willful misconduct of Gateway or a Gateway Representative. Gateway or the Gateway Representative shall promptly notify the Purchaser of any such Claim and the Purchaser shall have the right to assume the defense with respect thereto and control the defense thereof with counsel of the Purchaser's reasonable choice. If the Purchaser elects not to assume such defense, Gateway or the Gateway Representative shall assume the defense of such Claim, and the Purchaser shall reimburse Gateway or the Gateway Representative for its reasonable out-of-pocket legal fees and expenses and costs of investigation with respect to such Claim as the same are incurred. In no event shall Gateway or the Gateway Representative consent to the settlement of any Claim with a third party without the prior written consent of the Purchaser. It is the intent of the Seller and the Purchaser that the obligations of the Purchaser under this subsection shall survive the Closing and the transfer of servicing of the Mortgage Loans, and that Gateway be a third party beneficiary to the provisions of this subsection.


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

                                   ARTICLE V

                    SPECIAL REPRESENTATIONS, WARRANTIES AND
                  COVENANTS CONCERNING STRUCTURAL DEFECTS AND
                        ENVIRONMENTAL HAZARDS; REMEDIES

          Section 5.01  Structural Defects.
                        ------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section, all of the Structural Defects, if any, in any Property which are not disclosed in the Investors' Review File for the related Mortgage Loan or REO Property, or otherwise disclosed in writing to the Purchaser on or before the Bid Information Date, would not, in the aggregate for such Property, require for their restoration or repair, an amount in excess of the Cure Threshold for such Property.

          Section 5.02  Environmental Hazards.
                        ---------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section and in the following sentence, there is no Environmental Hazard in, on or under any Property which would require for its remediation an amount in excess of the Cure Threshold for such Property. No representation or warranty is made with respect to any Property as to which:

                 (i) the Seller has provided the Purchaser an executive summary of a Phase II Environmental Assessment by delivering to the Investors' Review Files such executive summary on or before the Bid Information Date and the Seller has provided the Purchaser a complete Phase II Environmental Assessment consistent with such executive summary on or before the Closing Date; or

                 (ii) the Seller has provided the Purchaser a Phase I Environmental Assessment on or before the Bid Information Date, which does not recommend that a Phase II assessment be made of the Property.

          Section 5.03  Certificate of Structural Defect.
                        --------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.01 because there is an undisclosed Structural Defect, the Purchaser shall deliver to the Seller a notice and certificate of structural defect ("Notice of Defect"). A Notice of
                                              ----------------
Defect shall (i) identify the Mortgaged Property or REO Property which the Purchaser contends has a Structural Defect, (ii) describe the claimed Structural Defect in detail, (iii) include a report from a licensed structural engineer describing the claimed Structural Defect, (iv) include such licensed structural engineer's (A) estimate of the cost to cure such Structural Defect and the repairs to be made, listing materials and component items (the "Cure Estimate"),
                                                                -------------
or (B) statement that the Structural Defect cannot be cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the Purchaser and such licensed structural engineer to determine that a Structural Defect exists and to prepare the Cure Estimate. The Notice of Defect shall be signed by an officer of the Purchaser.

          Section 5.04  Certificate of Environmental Hazard.
                        -----------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.02, the Purchaser may deliver to the Seller a notice and certificate of environmental hazard ("Notice of
                                                              ---------
Hazard").  A Notice of Hazard shall (i) identify the Mortgaged


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                                       26

Property or REO Property which the Purchaser contends has an Environmental Hazard, (ii) describe the claimed Environmental Hazard in detail, (iii) include a report from a Registered Professional Engineer or a Registered Engineering Geologist with substantial expertise in environmental matters (an "Environmental
                                                                  --------------
Engineer") describing the claimed Environmental Hazard, (iv) include such
- - ---------
Environmental Engineer's (A) estimate of the cost to cure such Environmental Hazard and the repairs to be made, listing materials and component items (the "Cure Estimate"), or (B) statement that the Environmental Hazard cannot be
- - ---------------
cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the Purchaser and such Environmental Engineer to determine that a Environmental Hazard exists and to prepare the Cure Estimate. The Notice of Hazard shall be signed by an officer of the Purchaser.

          Section 5.05  Limitations.
                        -----------
          (a) The representations and warranties in Section 5.01 and Section
5.02 shall terminate and be of no further effect on the earlier of (i) the sixtieth calendar day following the Closing Date, and (ii) the acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by the Purchaser, and no Notice of Defect or Notice of Hazard given by the Purchaser to the Seller after the close of business on that date shall have any force or effect, unless that time has been extended as provided in Section 5.05(b).

          (b) Only one Notice of Defect and one Notice of Hazard may be given for any Mortgaged Property or REO Property. If, after diligent and good faith efforts (including without limitation, requesting the assistance of the Seller) to gain access to a Mortgaged Property or an REO Property in order to obtain the report or assessment described in Section 5.01 or 5.02, the Purchaser is unable to gain such access prior to the forty-fifth calendar day following the Closing Date, the date referred to in Section 5.05(a)(i) shall be extended for one day for each day of delay in gaining such access up to a maximum of thirty (30) additional days.

          Section 5.06  Seller's Options.
                        ----------------

          Upon receipt of a Notice of Defect or Notice of Hazard, given on or prior to the sixtieth calendar day following the Closing Date (or such extended date as is provided for in Section 5.05(b)), the Seller shall have the following options as to the Mortgage Loan or REO Property to which it relates, to be exercised within sixty (60) days after the Notice of Defect or Notice of Hazard:

                 (i) The Seller may repurchase the related Asset under the terms of Article VI, without reference to the cure provisions of Article VI.

                 (ii) The Seller may give notice to the Purchaser that the Seller disputes the accuracy of the Cure Estimate. If the Seller gives such notice, the Purchaser shall, within fifteen (15) days, obtain a second bid for the work from licensed contractors that are independent from those that prepared the Cure Estimate, and deliver such bid to the Seller. The Seller shall, within such period, obtain a third bid for the work from licensed contractors and shall then reimburse the Purchaser, by depositing in an escrow account as described in subsection (iii) below, an amount equal to the average of the two lowest bids among the Cure Estimate, the second bid and the third bid, less the Cure Threshold amount.

                 (iii) The Seller may give notice that if the Purchaser cures the claimed Structural Defect, or remediates the claimed Environmental Hazard, as the case may be, the Seller will reimburse the Purchaser for the Purchaser's actual costs


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                                       27
          above the Cure Threshold amount. If the Seller gives such notice, the Seller will forthwith deposit into an escrow account, jointly controlled by the Purchaser and the Seller, the difference between the Cure Threshold amount and the Cure Estimate. Upon completion of the cure or remediation (performed as contemplated by the Cure Estimate), the Seller shall pay the Purchaser the difference between the Cure Threshold amount and the actual costs of cure or remediation by disbursement to the Purchaser of the amount held in escrow and further payment by the Seller to the extent the amount held in escrow is insufficient. Any balance of the escrow account after such payment to the Purchaser shall be returned to the Seller.

                 (iv) The Seller may give notice accompanied by written information showing the basis of its assertion that it asserts (A) the claimed Structural Defect was disclosed to the Purchaser on or prior to the Bid Date, (B) the Investors' Review File related to the Property contained a Phase II Environmental Assessment or a Phase I Environmental Assessment that does not recommend that a Phase II assessment be made of the Property, or (C) the claimed condition in whole or part does not meet the definition of Structural Defect or of Environmental Hazard. If the Seller gives such notice, all of the rights, obligations and time periods provided in this Article V shall be preserved and extended until all issues with respect to the disclosure or existence of the claimed Structural Defect or Environmental Hazard are resolved.

                 (v) If the Seller makes no election within the time provided, the Seller shall repurchase the related Asset under the terms and subject to the limitations of Article VI, without reference to the cure provisions of Article VI, no later than the 45th day following the Notice of Defect or the Notice of Hazard.

          Section 5.07  Environmental Risks.
                        -------------------

          The Purchaser acknowledges and agrees that there may be certain environmental issues and/or risks with respect to a Property (including the Premises) which may or may not be visible or apparent and which may or may not be above or below the surface thereof. Any Environmental Assessment Report or other materials relating to environmental conditions which may be in the Investors' Review File or is otherwise provided or made available by the Seller, is provided with no representations whatsoever as to the accuracy, completeness or timeliness of any information contained in such report or materials, or the expertise with which they were prepared. The Purchaser acknowledges that the Seller has not prepared or warranted such information, and that the Seller shall have no liability whatsoever in connection with such report or materials.

          Section 5.08  Purchaser's Release of Seller.
                        -----------------------------

          The Purchaser, for itself, its successors and its assigns, hereby releases and discharges the Seller and its officers, directors, employees, successors and assigns from and against any and all claims, demands, liabilities, obligations, damages, actions, causes of action, judgments, liens, bonding requirements, losses, expenses, fines, charges, penalties, administrative and judicial proceedings and orders, and enforcement actions of every kind, including attorneys' fees and court costs ("Claims"), known or
                                                        ------
unknown, present or future, fixed or contingent, against the Seller at any time by reason of or arising out of the violation of the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, or any other federal, state or local environmental laws by any Person, or the presence of hazardous materials on any Property. Nothing in this Section 5.08 is intended to alter any obligation of Seller under the warranty contained in Section 5.02.


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                                       28

          The Purchaser, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released in this Section 5.08 are not limited to matters that are known or disclosed, and the Purchaser hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          In this connection, the Purchaser hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims that are presently unknown, unanticipated, and unsuspected, and it further agrees, represents, and warrants that this release has been negotiated and agreed upon in light of that realization and it nevertheless hereby intends to release, discharge, and acquit the Seller and its officers, directors, employees, successors and assigns from any such unknown Claims described in the first paragraph of this Section 5.08.

                                   ARTICLE VI

                                    REMEDIES

          Section 6.01 Breach of the Seller's Representations and Warranties;
                       ------------------------------------------------------
                       Non-delivery of Documents; Cure; Repurchase.
                       --------------------------------------------

          Upon discovery by the Purchaser of (i) a breach of any of the representations and warranties contained in Article III with respect to an Asset for which a good faith estimate of the cost to cure such breach exceeds the Cure Threshold or (ii) the Seller's failure to deliver any document described in
Section 2.03(iv)-(ix) and Section 2.04(ii)-(vii), the Purchaser shall give the Seller prompt written notice of such breach or non-delivery specifying in detail such breach or non-delivery and, in the case of a breach, the basis for the estimate of the cost to cure such breach. Such notice shall be given, in the case of any such breach, not later than the day on which the Seller's obligation to repurchase such Asset terminates pursuant to Section 6.02 or, in the case of any such non-delivery of documents, not later than twenty (20) Business Days after the termination of the Servicing Agreement or any subsequent servicing agreement between the Seller and the Purchaser with respect to the related Mortgage Loan or REO Property, if there is such a servicing agreement, or twenty
(20) Business Days after the Closing Date, if there is no such servicing agreement. The Seller shall have a period of sixty (60) days from the date it receives such notice from the Purchaser to correct or cure such breach or non-delivery. With respect to any breach, if, at the expiration of such sixty (60) day period, the Seller has not cured or corrected such breach but has made reasonable progress toward effecting a cure or correction and the Seller in good faith believes that such breach can be cured or corrected within a reasonable period of time following the expiration of such sixty (60) day period, then the Seller shall give notice thereof to the Purchaser and shall have a reasonable additional period of time to cure or correct such breach; provided, however,
                                                          --------  -------
that in no event shall such additional period of time extend beyond ninety (90) days following the expiration of the initial sixty (60) day period. If the Seller does not cure such breach or non-delivery within the time periods referred to in the prior two sentences of this Section 6.01 or, if at any earlier time it becomes reasonably determinable by the Seller that such breach or non-delivery cannot be cured or corrected and the Seller so notifies the Purchaser, then upon notice by the Purchaser to the Seller given not later than twenty (20) Business Days after the expiration of


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

the period or periods of time to cure or correct (or such earlier notice from the Seller), the Seller shall repurchase from the Purchaser at the Repurchase Price the Asset with respect to which such breach or non-delivery relates in accordance with Section 6.03.

          Failure by the Purchaser to give any of the notices specified above within any of the periods specified above shall terminate the Seller's obligations under this Section 6.01 with respect to the related Asset. Furthermore, the foregoing shall not be interpreted to limit in any manner the Seller's right to dispute the existence of any breach or non-delivery specified by the Seller in any such notice.

          It is understood and agreed that the remedies contained in this
Section 6.01 shall be the sole and exclusive remedies of the Purchaser in connection with any breach by the Seller of the representations and warranties contained in Article III.

          Section 6.02  Termination of the Seller's Obligation to Repurchase.
                        ----------------------------------------------------

          The Seller's obligations to repurchase any Asset pursuant to Section 6.01, Article V and Section 2.06(d) shall terminate upon the earlier of (A) one hundred eighty (180) days from the Closing Date (or the earlier date provided in Section 2.06(d) or Article V), except to the extent any notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving the Seller's obligation to repurchase such Asset has previously been given by the Purchaser to the Seller as required prior thereto, and (B) the first to occur of the following events, whether or not notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving the Seller's obligation to repurchase such Asset has previously been given to the Seller:

                 (i) Any material alteration, modification or waiver of the terms of the related Mortgage Loan, Mortgage Note or Mortgage. Without limitation, it shall be deemed material to modify the Mortgage Loan by extending the maturity date for one year or more, reducing the interest rate by one percentage point or more, reducing the principal balance by ten percent or more, releasing any real property from the Mortgage, or any guaranty or surety, other than as required, and reducing the installment payment amounts such that the Mortgage Loan begins to negatively amortize. Forbearance for four months or less shall not be deemed a material modification.

                 (ii) The payment in full by Mortgagor or any guarantor or surety, satisfaction, cancellation, release, discharge, subordination or rescission of the related Mortgage Loan, Mortgage Note or Mortgage, provided that the satisfaction of a Mortgage Note and related Mortgage Loan by payment in full by the borrower shall not have the effect of terminating any representation of the Seller contained herein as to the amount of the unpaid principal balance.

                 (iii) The transfer of title to the related REO Property or the transfer of the related Mortgage Loan, Mortgage Note or Mortgage (except with respect to a Participation Interest), and with respect to a Participation Interest, the transfer of the Participation Interest, by the Purchaser, unless such transfer is to an affiliate of the Purchaser or to a trustee for the benefit of holders of securities representing an undivided interest in Mortgage Loans in a transaction not involving an offer of such securities to the public.

                 (iv) The condemnation of, or a casualty with respect to, the related Property or a material part thereof, except as provided in
          Section 6.05. provided that the condemnation of the Property, or a material portion thereof, shall not have


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

          the effect of terminating any representation of the Seller contained herein as to whether there is any pending or threatened condemnation proceedings.

                 (v) The taking of any action or any inaction by the Purchaser that would subject the related Mortgage Loan to any valid right of rescission, set-off, abatement or diminution, or any valid counterclaim or defense that would prevent the Seller from foreclosing upon the Mortgaged Property for such Mortgage Loan.

                 (vi) The acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by Purchaser.

          Section 6.03  Transfer of Mortgage Loan Asset Upon Repurchase.
                        -----------------------------------------------

          Any repurchase of a Mortgage Loan Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall (i) deliver to the Seller all originals and copies of the related Loan Documents and any other documents that were delivered to the Purchaser pursuant to this Agreement regarding such Mortgage Loan, together with any subsequent documents or records pertaining to such Mortgage Loan, as well as to the foreclosure or repossession of the Mortgaged Property; (ii) transfer, convey or assign to the Seller the Mortgage Loan Asset in the same manner as such Mortgage Loan Asset was transferred and assigned from the Seller to the Purchaser by documentation in the same form as that delivered from the Seller to the Purchaser and endorsed, where applicable as follows: "Pay to the order of Fidelity Federal Bank, F.S.B. without recourse" or such other documentation which may be necessary to effect the transfer from the Purchaser to the Seller; and (iii) assign and deliver all escrow accounts and amounts that represent collected and undisbursed impound or escrow funds received by the Purchaser on or after the Closing Date, if any, less any amounts representing negative escrow balances, if any, funded by the Purchaser on or after the Closing Date together with evidence thereof acceptable to the Seller; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.02(ii), the Purchaser has good title to, and is the sole owner of, such Mortgage Loan Asset, free and clear of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance. All amounts paid over to the Seller hereunder shall be without payment of interest thereon.

          Section 6.04  Transfer of REO Asset Upon Repurchase.
                        -------------------------------------

          Any repurchase of an REO Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall: (i) convey any such REO Asset to the Seller by means of a quitclaim deed (or its equivalent under the law of the state where the related REO Property is located) delivered to the Seller; (ii) execute and deliver all other documents necessary to reconvey to the Seller all right, title and interest in and to such REO Asset, including, without limitation, assignment and assumption agreements with respect to any leases and keys; (iii) deliver to the Seller all originals and copies of the documents that were delivered to the Purchaser pursuant to this Agreement regarding such REO Property, together with any subsequent documents or records pertaining to such REO Property as well as to any eviction proceedings related thereto; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.03(ii), with respect to each REO Asset being reconveyed, the Purchaser has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances. All amounts paid over to the Seller hereunder shall be without payment of interest thereof. The Seller shall promptly after the repurchase of any REO Asset record the related deed and shall pay, as and when due, any transfer


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

taxes, deed stamps, recording fees and other similar charges required to be paid in connection with any repurchase of REO Assets.

          Section 6.05  Risk of Loss.
                        ------------

          The risk of loss to a Property to be repurchased under Article VI remains with the Purchaser until the repurchase is consummated, provided,
                                                                --------
however, that if after the Seller has received written notice that the Purchaser
- - -------
will require the Seller to repurchase a specific Asset the related Property suffers an Insured Loss, the Seller shall repurchase such Asset and the Purchaser shall assign to the Seller the proceeds of the insurance covering the Insured Loss.

          Section 6.06 Withdrawal of Assets Not Conforming to Representations
                       ------------------------------------------------------
                       and Warranties.
                       ---------------

          If the Seller determines in good faith, prior to the Closing, that the representation and warranty made by the Seller in Section 3.02(xii) will not be true with respect to a Participation Interest as of the Closing Date, or if the Seller receives an executive summary of a Phase II Environmental Assessment with respect to a Property indicating that there is an Environmental Hazard in, on or under such Property which would require for its remediation an amount in excess of the Cure Threshold, then the Seller, at its option, may withdraw the related Asset from those to be sold to the Purchaser and the Purchase Price shall be reduced by the corresponding Allocated Price (and the related Mortgage Loan or REO Property shall not be deemed a Mortgage Loan or REO Property hereunder).

          Section 6.07 Breach of the Purchaser's Representations and Warranties.
                       ---------------------------------------------------------

          The remedies of the Seller for any breach by the Purchaser of its representations and warranties contained in Article IV shall be those provided by applicable law.

          Section 6.08 Distribution of Deposit and Remedies if No Closing;
                       ---------------------------------------------------
                       Termination.
                       ------------

          If during the period from the date of this Agreement to (but not including) the date (the "Commitment Date") that is the later of July 19, 1994
                          ---------------
and the date on which the Purchaser has received the Half Commitment Certification, the Purchaser breaches or anticipatorily breaches this Agreement, the Purchaser shall pay to the Seller $5,000,000 as liquidated damages by the Purchaser's irrevocable forfeit of such amount from the Deposit held by the Deposit Escrow Agent at the time of such breach and the payment of the balance of the liquidated damage amount in cash within three (3) days of such breach.

          If during the period from the Commitment Date until (but not including) the date that is the later of July 26, 1994 and the date on which the Purchaser has received the Equity Commitment Certification, the Purchaser breaches or anticipatorily breaches this Agreement, the Purchaser shall pay an amount equal to five percent (5%) of the Purchase Price to the Seller as liquidated damages by the Purchaser's irrevocable forfeit of the Deposit held by the Deposit Escrow Agent at the time of such breach and the payment of the balance of the liquidated damage amount in cash within three (3) days of such breach.

          On and after the date that is the later of July 26, 1994 and the date on which the Purchaser has received the Equity Commitment Certification, in the event that the purchase and sale of the Assets contemplated in this Agreement does not close by the Closing Date, and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, the Purchaser shall pay an


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

amount equal to ten percent (10%) of the Purchase Price to the Seller as liquidated damages by the Purchaser's irrevocable forfeit of the Deposit held by the Deposit Escrow Agent at the time of such breach or failure and the payment of the balance of the liquidated damage amount in cash within three (3) days of such breach or failure.

          In the event that the purchase and sale of the Assets contemplated in this Agreement does not close by the Closing Date and such failure to close results from a breach of this Agreement by the Seller or the Seller's failure to satisfy a condition precedent to the Closing set forth in Section 7.01, or a condition precedent to the Closing set forth in Section 7.01 shall fail prior to the final date provided for the performance thereof, the Seller shall pay to the Purchaser $2,500,000 as liquidated damages within three (3) days of such breach or failure and shall notify the Deposit Escrow Agent to repay the Deposit to the Purchaser.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH BREACH, ANTICIPATORY BREACH OR FAILURE, THE SELLER'S OR THE PURCHASER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE AMOUNTS SET FORTH IN THIS SECTION 6.08 CONSTITUTE A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER OR THE PURCHASER AND THEREFORE THAT THE AMOUNTS SET FORTH IN THIS SECTION 6.08 ARE REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER OR THE PURCHASER IN SUCH EVENT.

          ------------------------------      --------------------------------
          Initials of the Purchaser           Initials of the Seller

          If such breach, anticipatory breach or failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, then the Deposit Escrow Agent shall deliver to the Purchaser the full amount of the Deposit then held by the Deposit Escrow Agent by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the Closing Date or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          The Purchaser and the Seller hereby agree that, subject to the following sentence, the liquidated damages provided in this Agreement shall be the sole and exclusive remedy for any action relating to the breach, anticipatory breach or failure to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing, in the event that the first tranche of the Deposit in the amount of $5,000,000 is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.

          Upon the return of the Deposit to the Purchaser in accordance with the Deposit Escrow Agreement, this Agreement shall terminate, except that the Seller's obligation to pay the liquidated damages in accordance with this
Section 6.08 shall survive such termination.


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

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

          Section 7.01  Conditions Precedent To Be Performed by the Seller.
                        --------------------------------------------------

          (a) As a condition to the obligations of the Purchaser to purchase the Assets, the Seller shall deliver or cause to be delivered to the Purchaser on or before the Closing Date the following documents:

                 (i) an officer's certificate of the Seller, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Seller authorizing its sale of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Seller, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Seller on the Closing Date; and

                 (ii) an opinion of counsel (which may be internal counsel) to the Seller, dated as of the Closing Date, to the effect that: (a) the Seller is a federal savings bank, duly chartered, validly existing and in good standing under the federal laws of the United States; (b) this Agreement has been duly authorized, executed and delivered on the part of the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement; (d) except as described on a schedule to the Agreement, there is no action, suit, proceeding or investigation pending or threatened against the Seller or relating to any Asset and known to such counsel, which, if determined adversely to the Seller, would prevent the consummation of the sale of the Assets to the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

          (b) The obligations of the Purchaser to purchase the Assets shall be subject to and conditioned upon (i) the Seller having obtained any required approval of this Agreement from the Office of Thrift Supervision by the date provided in the Deposit Escrow Agreement and (ii) the


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

Seller having consummated the issuance and sale of the Common Stock pursuant to the Offering Circular on substantially the terms described therein on or prior to August 4, 1994 or such later date as the Seller and the Purchaser shall agree in writing.

          Section 7.02  Conditions Precedent To Be Performed by the Purchaser.
                        -----------------------------------------------------

          As a condition to the obligations of the Seller to sell the Assets, the Purchaser shall deliver or cause to be delivered to the Seller on or before the Closing Date the following documents:

                 (i) an officer's certificate of the Purchaser, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Purchaser authorizing its purchase of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Purchaser, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Purchaser on the Closing Date; and

                 (ii) an opinion of counsel (which may be internal counsel) to the Purchaser, dated as of the Closing Date, to the effect that: (a) the Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of California; (b) this Agreement has been duly authorized, executed and delivered on the part of the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transaction contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement; (d) there is no action, suit, proceeding or investigation pending or threatened against the Purchaser and known to such counsel, which, if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          Section 8.01 Governing Law; Jurisdiction; Consent to Service of
                       --------------------------------------------------
                       Process.
                       --------

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, United States of America. Each of the parties hereto hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the federal courts of the United States of America for the Central District of California for the purpose of any action or proceeding relating to this Agreement; (ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; (iii) agrees that a final judgment in any action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it and its counsel as provided for notices hereunder.

          Section 8.02  Hart-Scott-Rodino.
                        -----------------

          The Purchaser and the Seller agree to cooperate in connection with the preparation, signing and filing of any documents which counsel to the Purchaser or the Seller advises are necessary under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and each acknowledge and agree that the Closing Date shall be postponed, to the extent necessary, to comply with the requirements of such Act, if applicable to the transactions contemplated herein.

          Section 8.03  Confidentiality.
                        ---------------

          Neither party to this Agreement (or employee or agent under its control) shall without the prior written consent of the other disclose to any third party any information regarding this Agreement or the transactions contemplated herein, except to the extent that such disclosure is (i) required to effect the transactions contemplated herein, (ii) made to an affiliate of the Purchaser or the Seller, or to the Seller's bondholders or the Federal Home Loan Bank pursuant to existing contractual relations, (iii) required by law or regulation, (iv) necessary to permit the audit of the accounts of a party hereto, (v) made to notify a third party of the ownership of the Asset by the Purchaser, without disclosing other terms of this Agreement, or (vi) made in order to initiate, defend or otherwise pursue legal proceedings between the parties regarding this Agreement or the transactions contemplated hereby, except that after the receipt by the Deposit Escrow Agent of the first tranche of the Deposit in the amount of $5,000,000, the Purchaser may hold discussions with other Persons, including other bidders on the transactions, and the Seller shall be deemed to have released such other bidders from their confidentiality agreements with the Seller, all only to the extent necessary to enable the Purchaser to discuss with such Persons their potential participation in the Purchaser's acquisition of the Assets. The Purchaser shall preserve the confidentiality of any confidential information relating to the Mortgagors.
This Agreement shall not, and no memorandum or other document relating to this Agreement shall, be recorded without the prior written consent of the Seller.

          Section 8.04  Broker's Fees.
                        -------------

          In the event that any REO Property is subject to a listing agreement between the Seller and a broker, the Seller shall be solely responsible for the payment of any fee, commission or other compensation payable pursuant to any such listing agreements based upon a sale of such REO Property to the Purchaser.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          Section 8.05  Notices.
                        -------

          Any notices or other communications permitted or required hereunder shall be in writing and shall be personally delivered, sent by overnight delivery service, or mailed by certified mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile (tested by telephonic confirmation of receipt) to the following addresses, or such other address as may hereafter be furnished in writing in the same manner:

          (i) in the case of the Seller,

                    Fidelity Federal Bank, F.S.B.
                    4565 Colorado Boulevard
                    Los Angeles, California 90039
                    Attention:  Richard Greenwood
                                Chairman and CEO
                                and
                                ---
                                James F. Barnett
                                Senior Vice President,
                                Credit Administration

                    Facsimile: (818) 549-3002

                    with a copy to:

                    Fidelity Federal Bank, F.S.B.
                    Legal Department
                    600 N. Brand Boulevard
                    Glendale, California  91209
                    Attention:  Frederick I. Fox, Esq.

                    Facsimile: (818) 549-3773

          (ii) in the case of the Purchaser,

                    Colony Capital, Inc.
                    1999 Avenue of the Stars, Suite 1200
                    Los Angeles, California  90067
                    Attention:  Lawrence A. Kestin

                    Facsimile: (310) 282-8808

                    with a copy to:

                    Colony Capital, Inc.
                    201 Main Street, Suite 2420
                    Fort Worth, Texas  76102
                    Attention:  Richard Ekleberry, Esq.

                    Facsimile: (817) 871-4010

Notices shall be effective on receipt.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          Section 8.06  Severability of Provisions.
                        --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 8.07  Schedules and Exhibits.
                        ----------------------
          The schedules and exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 8.08  Waivers and Amendments.
                        ----------------------

          This Agreement may be amended, supplemented, canceled or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          Section 8.09  No Third Party Rights.
                        ---------------------

          This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the parties hereto.

          Section 8.10  Successors and Assigns.
                        ----------------------

          This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective successors and assigns; provided,
                                                                      --------
however, that (i) notwithstanding any assignment by the Purchaser or the Seller,
- - -------
such party shall remain liable for its obligations hereunder, (ii) only the Purchaser or its affiliates shall be entitled to exercise any remedies against the Seller granted to the Purchaser in Articles V and VI of this Agreement, and
(iii) the Purchaser shall not assign its rights under this Agreement prior to the date on which the Deposit Escrow Agent receives the full amount of the Deposit (ten percent of the Purchase Price) without the prior written consent of the Seller, in its sole discretion. The Purchaser shall execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required by the Seller in connection with any assignment of the Purchaser's rights under this Agreement.

          Section 8.11  Captions.
                        --------

          All section titles or captions contained in this Agreement or in the schedules and exhibits annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          Section 8.12  Counterparts.
                        ------------

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          Section 8.13  Entire Agreement.
                        ----------------

          This Agreement (including the schedules and exhibits annexed hereto or referred to herein and the agreements executed and delivered pursuant to the terms hereof), the letter agreements between the parties dated the date of this Agreement that supplement this Agreement, the Confidentiality Agreement executed and delivered by the Purchaser in connection with the transactions contemplated by this Agreement, the Deposit Escrow Agreement and the Servicing Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements, written or oral, with respect thereto.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          Section 8.14  No Merger.
                        ---------

          Unless otherwise expressly provided herein, the representations, warranties, covenants and agreements shall survive the Closing, the sale of Assets contemplated hereby and the delivery of any deeds or other documents in connection herewith.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       FIDELITY FEDERAL BANK, F.S.B.


                                       By:  /s/  GODFREY B. EVANS
                                          -------------------------------------
                                          Name:   Godfrey B. Evans
                                          Title:  Executive Vice President


                                       COLONY CAPITAL, INC.


                                       By:  /s/  LAWRENCE A. KESTIN
                                          -------------------------------------
                                          Name:   Lawrence A. Kestin
                                          Title:  Vice President



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                Schedule 1.01-A
                                ---------------

                            Allocated Price Schedule



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

COLONY CAPITAL, INC.
Fidelity Federal Bank Portfolio

                                                                                          % OF PRIN.
ASSET  PROPERTY NAME               CITY            STATE    CCIBID         PRINBAL        BALANCE
- - -----------------------------------------------------------------------------------------------------
425    Royal Sea Cliff Resort      Kona             HI      $13,789,255    $39,940,840    34.5%
322    The Inn at the Park         Southeast Anah   CA      $13,006,322    $13,848,528    93.9%
176    Holiday Inn                 Altamonte        FL       $7,389,039    $10,623,005    69.6%
177    Holiday Inn                 Long Beach       CA       $4,936,661     $7,235,410    68.2%
317    Holiday Inn                 Fullerton        CA       $4,556,654    $10,191,830    44.7%
198    Days Inn                    Mission Bay      CA       $1,789,503     $3,789,548    47.2%
167    Village Cabrillo            North Santa An   CA      $10,546,060    $13,583,166    77.6%
148    Cohasset Village            Canoga Park      CA       $8,282,677    $11,037,778    75.0%
144    Village Pointe              Granada Hills    CA       $7,749,501    $13,214,194    58.6%
158    Covino Gardens              Covina           CA       $7,542,146     $9,845,650    76.6%
178    Suncrest                    Upland           CA       $5,093,513     $5,766,106    88.3%
179    Regency Manor               Southeast Anah   CA       $4,890,563     $8,414,232    58.1%
126    Pacific Isle                Covina           CA       $4,422,280     $5,458,563    81.0%
185    Rainbow Gardens             San Bernardino   CA       $4,290,333     $8,411,009    51.0%
117    Tarzana Village             Van Nuys         CA       $4,165,309     $4,847,230    85.9%
132    Royal Gardens               Buena Park       CA       $4,160,025     $5,504,429    75.6%
139    4505-4545 Los Feliz Ave.    Hollywood        CA       $4,119,394     $5,256,474    78.4%
311    Tripoli Palms               Whittier         CA       $3,603,600     $5,470,148    65.9%
168    Crestwood Apartments        Mission Viejo    CA       $3,447,999     $3,974,468    86.8%
236    1230 Oxford Drive           Colton           CA       $3,301,696     $6,558,689    50.3%
188    Orange Apartments           Paramount        CA       $3,284,568     $4,621,046    71.1%
183    Windcrest Apartments        Colton           CA       $3,282,292     $4,307,483    76.2%
204    1741 E. La Habra            Brea             CA       $3,156,650     $4,174,964    75.6%
320    Cherry Blossom Apts.        Portland         OR       $3,121,483     $3,583,885    87.1%
171    5015 Clinton Street         Hollywood        CA       $3,024,872     $4,308,895    70.2%
095    627 S. Velare Street        Buena Park       CA       $2,404,501     $3,061,388    78.5%
145    333 S. St. Andrews Pl.      Mid-Wilshire     CA       $2,340,498     $3,073,936    76.1%
193    Arrow Creek                 Fontana/Rialto   CA       $2,245,916     $2,902,340    77.4%
130    Riverton I                  Burbank          CA       $2,177,199     $2,822,915    77.1%
128    Le Parc                     Central LA       CA       $2,152,998     $3,402,736    63.3%
146    Orange Apartments           Claremont        CA       $2,048,743     $2,365,896    86.6%
097    5227-5329 Londsey Avenue    Pico Rivera      CA       $1,942,738     $2,476,509    78.4%
182    1129 N. Mansfield Ave.      Hollywood        CA       $1,867,240     $3,239,738    57.6%
299    8051-8095 Sunrise East Wa   Citrus Heights   CA       $1,799,474     $2,135,900    84.2%
295    Harbor County Apts.         Washington Sta   CA       $1,781,194     $2,252,153    79.1%
152    11035 Otsego Street         Burbank          CA       $1,549,091     $2,185,872    70.9%
143    18630 Burbank Boulevard     Van Nuys         CA       $1,538,814     $2,322,675    66.3%
134    Villa Garden                Palmdale         CA       $1,409,742     $1,815,938    77.6%
186    Laurel Tree Apts.           Fontana/Rialto   CA       $1,300,394     $1,843,013    70.6%
058    7034 Vassar Avenue          Canoga Park      CA       $1,287,227     $1,927,694    66.8%
300    5101-5137 Andrea Blvd.      N. Highlands     CA       $1,269,163     $1,501,623    84.5%
166    4315 Don Tomaso Drive       Central LA       CA       $1,140,307     $1,462,203    78.0%

COLONYCAPITAL, INC.

FIDELITY FEDERAL BANK PORTFOLIO

                                                                                          % of Prin.
Asset  Property Name               City             State   CCIBid         PrinBal        Balance
- - ---------------------------------------------------------------------------------------------------
129    1325-1337 E. Wilshire Ave.  Placentia        CA      $1,119,681     $1,860,714     60.2%
151    Pacific Harbor              Westminster      CA      $1,092,631     $1,411,930     77.4%
159    15543 Nordhoff Street       Granada Hills    CA      $1,092,260     $1,451,675     75.2%
267    115 W. Mountain View Ave.   Hacienda Hts     CA      $1,088,466     $1,238,114     87.9%
301    10522 Artesia Blvd.         Paramount        CA      $1,061,380     $1,507,656     70.4%
208    141 Grand View St.          North Beaches    CA      $1,055,358     $1,372,861     76.9%
136    3719-3725 Gilman Rd.        San Gabriel      CA      $1,050,554     $1,370,901     76.6%
061    14614-14618 Chadron Ave.    Hawthorne        CA      $1,038,486     $1,208,020     86.0%
272    3722 Sawtelle Blvd.         West LA          CA      $1,027,128     $1,409,659     72.9%
154    8721 Owensmouth Ave.        Canoga Park      CA      $1,020,216     $1,619,617     63.0%
314    10220-10222 Camarillo St.   Burbank          CA      $1,012,362     $1,582,328     64.0%
058    260 E. Newburgh St.         Covina           CA        $999,605     $1,298,793     77.0%
155    14125 Coteau Drive          Whitier          CA        $985,900     $1,350,659     73.0%
273    15520 Parthenia Street      Granada Hills    CA        $972,453     $1,679,430     57.9%
165    Hoover Plaza                Los Angeles      CA        $948,871     $1,184,971     80.1%
261    10503-10517 Myrtle Street   Westlake         CA        $944,159     $1,136,935     83.0%
135    3615-3623 Gilman Rd.        San Gabriel      CA        $942,637     $1,222,696     77.1%
131    Riverton II                 Burbank          CA        $931,374     $1,292,680     72.0%
440    14747 Roscoe Blvd           Granada Hills    CA        $929,269     $1,151,940     80.7%
321    365 Fifth Avenue            National City    CA        $925,810     $1,035,159     89.4%
222    68160 Calle Las Tiendas     San Bernardino   CA        $923,036     $1,093,466     84.4%
219    5241 Cartwright Avenue      Burbank          CA        $918,381     $1,129,503     81.3%
170    20358 Saticoy Street        Canoga Park      CA        $903,571     $1,578,495     57.2%
291    901 S. Ardmore Avenue       Central LA       CA        $901,723     $1,075,730     83.8%
064    8920 Orion Avenue           Granada Hills    CA        $896,213     $1,681,313     53.3%
287    500 S. Montebello Blvd.     Pico Rivera      CA        $894,247     $1,171,112     76.4%
308    200 S. Mollison Ave.        La Mesa          CA        $890,896     $1,014,435     87.8%
111    2 Breeze Avenue             Marina Del Rey   CA        $874,544     $1,115,094     78.4%
269    Crestridge                  Hawthorne        CA        $872,113     $1,257,011     69.4%
258    8410-8414 Burnet Avenue     Granada Hills    CA        $865,237     $1,031,114     83.9%
209    118 N. Hillcrest Blvd.      Inglewood        CA        $856,065     $1,021,162     83.8%
113    333 Rockvale Avenue         Covina           CA        $854,705     $1,098,265     77.8%
002    19950 Roscoe Blvd.          Canoga Park      CA        $846,728     $1,016,687     83.3%
055    Monte Vista                 Hemet            CA        $845,661     $1,034,425     81.8%
137    2628-2630 Maxson Road       San Gabriel      CA        $836,680     $1,148,593     72.8%
216    1400 Camden Avenue          Westwood         CA        $833,384     $1,013,236     82.2%
288    1421 N. Mansfield Avenue    Hollywood        CA        $828,721     $1,064,563     77.8%
214    7901 Reseda Blvd            Van Nuys         CA        $828,029     $1,670,308     49.6%
290    7755 Laurel Canyon Blvd.    San Fernando     CA        $824,875     $1,002,094     82.3%
266    952 Maltman Avenue          Silverlake       CA        $813,915     $1,000,075     81.4%
235    14153 Victory Blvd.         Van Nuys         CA        $809,631     $1,308,291     61.9%
377    18400 Napa Street           Granada Hills    CA        $803,718       $871,415     92.2%

COLONY CAPITAL, INC.
Fidelity Federal Bank Portfolio

                                                                                          % OF PRIN.
ASSET  PROPERTY NAME               CITY             STATE   CCIBID         PRINBAL        BALANCE
- - ----------------------------------------------------------------------------------------------------
047    1000 Sycamore Street        North Anaheim    CA      $791,308       $1,322,910     59.8%
211    234-236, 238 Hoover St.     Hollywood        CA      $776,794       $1,030,195     75.4%
386    11332 Dale Street           SW Anaheim       CA      $768,969         $938,381     81.9%
404    7214 Fountain Avenue        W. Hollywood     CA      $762,791         $938,204     81.3%
213    4101 Rosecrans Ave.         Hawthorne        CA      $762,042       $1,100,888     69.2%
358    2199 W. 26th Place          Central LA       CA      $760,416         $979,757     77.6%
341    811-831 S. 47th Street      National City    CA      $758,554         $888,606     85.4%
001    Camelot Apartments          Canoga Park      CA      $743,008         $923,770     80.4%
348    1135/1139 Linden Avenue     N. Glendale      CA      $697,786         $913,199     76.4%
125    610, 617 Huntington Blvd.   Claremont        CA      $688,091         $852,369     80.7%
333    1710-1714 Grismer Ave.      Granada Hills    CA      $685,886         $875,662     78.3%
276    1830 N. Kingsley Dr.        Hollywood        CA      $675,471       $1,201,994     56.2%
277    11903-13 Vanowen Street     Burbank          CA      $663,340       $1,149,842     57.7%
391    1715 S. Sunflower Ave.      Covina           CA      $661,661         $804,786     82.2%
367    1920 Overland Avenue        Westwood         CA      $656,811         $806,607     81.4%
408    218 W. Vermont Avenue       N. Anaheim       CA      $653,135         $820,491     79.6%
349    966 N. Mariposa Avenue      Hollywood        CA      $637,313         $885,259     72.0%
400    6003 Brynhurst Ave.         Central LA       CA      $634,210         $805,894     78.7%
115    1448 Laurel Avenue          Claremont        CA      $630,229         $842,518     74.8%
065    Woodman Avenue              Canoga Park      CA      $622,241       $1,429,610     43.5%
353    7308 Haskell Avenue         Van Nuys         CA      $619,385         $849,867     72.9%
286    161 S. St. Andrews Pl.      Hollywood        CA      $611,765       $1,038,917     58.9%
347    7138-7146 Greeley Street    San Fernando     CA      $593,872         $996,579     59.6%
268    7774 Magnolia Avenue        Riverside        CA      $586,718         $611,553     95.9%
057    1165 N. Normandie Avenue    Hollywood        CA      $584,930       $1,197,989     48.8%
210    4245-4247 W. 182nd St.      Hawthorne        CA      $581,138       $1,247,931     46.6%
356    311 N. 7th Street           Burbank          CA      $573,596         $760,714     75.4%
270    6857 Baird Avenue           Van Nuys         CA      $570,946       $1,069,137     53.4%
063    7420 Woodman Avenue         Canoga Park      CA      $568,497       $1,079,756     52.7%
053    4036-4038 Maxson Rd.        San Gabriel      CA      $557,200         $755,769     73.7%
045    416 N. Garfield Ave.        Pasadena         CA      $551,119         $693,549     79.5%
282    822-908 St. Louis Ave.      Long Beach       CA      $551,077       $1,757,961     31.3%
332    2612-2700 El Segundo Blvd.  Hawthorne        CA      $540,576         $640,398     84.4%
292    2117-2119 W. 54th Street    Central LA       CA      $535,113       $1,191,240     44.9%
147    9215-9227 Wakefield Ave.    Granada Hills    CA      $534,460       $1,243,039     43.0%
393    15900 Vanowen Street        Van Nuys         CA      $528,623         $714,708     74.0%
350    540 N. Hayworth Ave.        West Hollywood   CA      $526,491         $784,374     67.1%
046    2662 Santa Anita Avenue     San Gabriel      CA      $524,329         $657,119     79.8%
052    10814-10820 Klingerman St.  San Gabriel      CA      $523,952         $655,754     79.9%
334    340 O'Keefe Street          S. San Mateo     CA      $521,937         $602,695     86.6%
431    Hyde Park II                Inglewood        CA      $517,691         $632,681     81.8%
382    6980 Victoria Avenue        San Joquin Vall  CA      $508,935         $671,375     75.8%


COLONYCAPITAL, INC.

FIDELITY FEDERAL BANK PORTFOLIO

                                                                                          % of Prin.
Asset  Property Name               City             State   CCIBid         PrinBal        Balance
- - ----------------------------------------------------------------------------------------------------
388    4027 & 4033 Nicolet Ave.    Central LA       CA      $498,878       $666,913       74.8%
426    22876-22936 Republic        University City  CA      $498,796       $930,541       53.6%
385    4931 Romaine Street         Hollywood        CA      $490,915       $762,222       64.4%
263    686 S. St. Andrews Pl.      Mid-Wilshire     CA      $481,832       $704,191       68.4%
409    14235 Vanowen Street        Canoga Park      CA      $477,781       $627,802       76.1%
043    752-790 La Mesa             Claremont        CA      $477,358       $600,719       79.5%
337    8856 Willis Avenue          Granada Hills    CA      $472,625       $917,528       51.5%
352    1750-1754 Redondo Avenue    Long Beach       CA      $471,276       $827,558       56.9%
432    3928 W. 107th Street        Inglewood        CA      $469,522       $709,055       66.2%
394    25286-25236 Park Avenue     Colton           CA      $468,842       $806,947       58.1%
413    19237 Bryant Street         Granada Hills    CA      $468,574       $859,411       54.5%
054    1332 California Avenue      San Gabriel      CA      $460,635       $572,289       80.5%
344    1323-1327 N. Kingsley Dr.   Hollywood        CA      $451,535       $556,556       81.1%
390    500 S. 6th Street           Pico Rivera      CA      $449,403       $620,412       72.4%
384    443 N. Sycamore Ave.        Park La Brea     CA      $448,973       $546,730       82.1%
401    1744 10th Street            Santa Monica     CA      $398,649       $543,433       73.4%
361    3265 Cattaraugus Ave.       West LA          CA      $396,677       $492,743       80.5%
412    6405 Nightingale Street     Ventura County   CA      $395,429       $730,026       54.2%
109    13534 Ramona Blvd.          Covina           CA      $390,975       $488,154       80.1%
389    1732-1736 E. Sycamore Ave.  Hawthorne        CA      $388,888       $775,860       50.1%
396    221-229 S. Kenmore Ave.     Hollywood        CA      $381,504       $541,287       70.5%
364    1209 N. Formosa Ave.        West Hollywood   CA      $379,113       $461,851       82.1%
370    Eucalyptus Ave. Apts.       California State CA      $378,273       $568,481       66.5%
374    5111 Harold Way             Hollywood        CA      $375,276       $667,589       56.3%
405    4534 August Street          Central LA       CA      $374,664       $430,059       87.1%
360    134 Kelso Street            Inglewood        CA      $372,184       $558,923       66.6%
346    6330 Orange Street          West Hollywood   CA      $372,018       $447,397       83.2%
351    1017 Sonora Avenue          N. Glendale      CA      $361,872       $452,242       80.0%
362    1954 Shenandoah Street      West LA          CA      $361,564       $445,669       81.1%
340    10346 Commerce Avenue       San Fernando     CA      $357,064       $625,974       57.0%
379    14620 S. Berendo Avenue     Hawthorne        CA      $357,031       $420,604       84.9%
395    215 E. Hyde Park Blvd.      Inglewood        CA      $356,485       $602,924       59.1%
330    4330 53rd Street            San Diego        CA      $356,343       $544,390       65.5%
365    852 & 860 W. 1st Street     Carson           CA      $329,763       $553,827       59.5%
363    12036 Saticoy Street        Burbank          CA      $314,502       $809,974       38.8%
381    Willowcrest Apartments      Burbank          CA      $310,516       $623,446       49.8%
372    2509 W. 182nd Street        Hawthorne        CA      $306,995       $472,187       65.0%
342    4023 W. 141st Street        Hawthorne        CA      $303,273       $499,909       60.7%
354    1639 Kingsley Avenue        Claremont        CA      $301,861       $572,427       52.7%
062    731 W. Crescent Dr.         Covina           CA      $291,739       $401,470       72.7%
380    4368 Ohio Street            San Diego        CA      $288,614       $436,175       66.2%
004    1420-1446 Laurel Avenue     Claremont        CA      $287,733       $361,699       79.6%

COLONY CAPITAL, INC.
Fidelity Federal Bank Portfolio

                                                                                          % OF PRIN.
ASSET  PROPERTY NAME               CITY             STATE   CCIBID         PRINBAL        BALANCE
- - -----------------------------------------------------------------------------------------------------
343    3030-3036 Gamet Lane        Placentia/NE A   CA        $282,849       $423,673     66.8%
398    6130 West Blvd.             Central LA       CA        $276,232       $420,478     65.7%
336    2840 Mariquita Street       Long Beach       CA        $268,460       $530,769     50.6%
051    1614 E. Kingsley Avenue     Claremont        CA        $263,906       $330,612     79.8%
357    10325 Lehigh Avenue         N. Ontario       CA        $262,154       $590,522     44.4%
403    4128-30 Mississippi Street  San Diego        CA        $259,622       $436,926     59.4%
359    11058 Cantlay Street        San Fernando     CA        $254,045       $579,233     43.9%
399    6216 Cedros Avenue          Van Nuys         CA        $249,951       $603,857     41.4%
003    2012 S. Mountain Avenue     San Gabriel      CA        $228,008       $286,655     79.5%
376    12036 Grevillea Avenue      Hawthorne        CA        $216,646       $448,391     48.3%
378    717 S. Westlake Avenue      Los Angeles      CA        $211,368       $282,090     74.9%
110    1130 & 1132 S. Kern         Pico Rivera      CA        $192,544       $302,380     63.7%
044    4037-41 La Rica Avenue      Covina           CA        $184,469       $231,044     79.8%
281    2284 Long Beach Blvd.       Long Beach       CA        $176,555       $376,996     46.8%
005    13936 Lubican Street        Covina           CA        $154,263       $192,810     80.0%
049    1363 & 1365 1-4 El Sere     Pasadena         CA        $141,803       $177,568     79.9%
042    3940 Baldwin Park Blvd.     Covina           CA        $135,376       $169,461     79.9%
233    1777-1791 Conejo Drive      San Bernardino   CA        $116,087       $232,292     50.0%
096    140, 144 N. Pleasant Avenue N. Ontario       CA         $94,663       $118,412     79.9%
221    1207-1211-1215 W. Huff      San Bernardino   CA         $32,545       $116,249     28.0%
302    Golden Village RV Park      California State CA      $5,664,434     $7,144,764     79.3%
298    Rock Shadows                Phoenix          AZ      $2,642,971     $2,976,999     88.8%
202    Garden Grove Medical        Garden Grove     CA      $3,536,179     $6,377,046     55.5%
296    Village Faire Shops         Laguna Beach     CA      $2,483,392     $3,082,171     80.6%
197    43214 Blackdeer Loop        California State CA        $999,160     $1,775,493     56.3%
315    17525 Alder Street          California State CA        $768,009       $998,820     76.9%
201    830 N. Wilcox Ave.          Los Angeles      CA        $653,309     $1,820,088     35.9%
415    Knts. Columbus Plaza        Santa Barbara    CA        $480,883       $675,803     71.2%
414    2438 Wyandotte St.          San Jose         CA        $445,064       $751,085     60.6%
303    The Tustin                  N. Santa Ana     CA      $1,439,739     $1,731,449     83.2%
313    Ventura Tampa Plaza         Los Angeles      CA      $1,337,302     $2,733,018     48.9%
310    One West Duarte Rd.         San Gabriel      CA        $919,986     $1,531,604     60.1%
309    331-371 Railroad Canyon     SW Riverside C   CA        $910,992     $1,725,941     52.8%
416    4101 Bellflower             Los Angeles      CA        $794,712       $854,689     93.0%
438    Ridgeview Center            Clallam County   WA        $726,127       $746,168     97.3%
                                                          ------------   ------------     ----
203    TOTAL                                              $277,000,941   $413,920,423     66.9%

                                Schedule 1.01-B
                                ---------------

                            Mortgage Loan Schedule



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

MORTGAGE LOAN SCHEDULE         Figures as of 5/31/94    Repo. Date 7/11/94
Recovery Corp

                                                                                                                       Escrow Escrow
   Cat. Loan #  Reo   Name         Address                 City        ST   Zip Units  PType  FFB Gross   Due Dt   Pos  Bal    Adv
   ---- ------  ---   ----         -------                 ----        --   --- -----  -----  ---------  --------  --- ------ ------
 1  RC  0023756     KIMES       2438 WYANDOTTE ST      MOUNTAIN VALLE  CA  94043    0  ID       751,085  03/01/91   1       0 14,697
 2  RC  0023831     DE LA VI    9256 DE LA VINA        SANTA BARBARA   CA  93103    0  CO       675,803  04/01/94   1       0      0
 3  RC  0024193     CARLSBER    364 FIFTH AVE          CHULA VISTA     CA  91910   48  RS     1,035,159  05/01/94   1       0      0
 4  RC  0024407     VIKING      TRIANGLE PK SHO        LONG BEACH      CA  90805    0  CO       854,689  12/01/93   1       0      0
 5  RC  0024780     H ANAHEIM   1855S HARBOR DR        ANAHEIM         CA  92802  501  HO    13,848,528  05/01/94   1       0      0
 6  RC  2001130 480             60 LINDEN AVE          LONGBEACH       CA  90802  238  HO     7,235,410
 7  RC  2003624     HCASSOC     4425 HARBOR COUNTR     PIERCE COUNTY   CA  98335  109  RS     2,252,153  07/01/94   1       0      0
 8  RC  2004207 385             230 WEST HIGHWAY 436   ALTAMONTE SPRI  FL  32714  202  HO    10,623,005
 9  RC  2004511 503             2575 CLAIREMONT DR     SAN DIEGO       CA  92117  102  MO     3,789,548
10  RC  2006326     S KAFETZOP  1100 1198 S COAST HW   LAGUNA BEACH    CA  92651    0  CO     3,082,171  06/01/94   1   1,351      0
11  RC  2006333     RSASSOCLTD  75 6040 ALII DR #108   KAILUA KONA     HI  96740    1  RC       580,924  01/01/94   1       0      0
12  RC  2006340     RSASSOCLTD  75 6040 ALII DR #109   KAILUA-KONA     HI  96740    1  RC       712,100  01/01/94   1       0      0
13  RC  2007664     RSPARTNERS  600S IDAHO RD          APACHE JUNCTIO  AZ  85219  680  MP     2,976,999  06/01/94   1       0      1
14  RC  2009202     SCFTHLSINV  8051 8095 SUNRISE E    CITRUS HEIGHTS  CA  95610  144  RS     2,135,900  06/01/94   2       0      0
15  RC  2009219                 5105 5137 ANDREA BLVD  NORTH HIGHLAN   CA  95660  144  RS     1,501,623  06/01/94   2       0      0
16  RC  2009267     E LEFF      75 6040 ALII DR        KAILUA-KONA     HI  96740    1  RC       164,350  05/01/94   1       0  1,899
17  RC  2009592     SSNIJJAR    1448 LAUREL AVE        POMONA          CA  91768   42  RS       842,518  06/01/94   1       0      0
18  RC  2010424     KWDUKE      10522 ARTESIA BLVD     BELLFLOWER      CA  90706   50  RS     1,507,656  06/01/94   1       0      0
19  RC  2011069     GVLTD       37250W FLORIDA AVE     HEMET           CA  92545   41  MP     7,144,764  06/01/94   1       0      0
20  RC  2011250     MERVYNS     18324 CLARK ST         TARZANA         CA  91356   57  RS     4,847,230  02/01/94   1       0      0
21  RC  2011755     THE TUST    2106 -2150 N TUSTIN    SANTA ANA       CA  92701    0  CO     1,731,449  06/01/94   1       0      0
22  RC  2011885 702             16594 ARROW BOULEVA    FONTANA         CA  92335   82  RS     2,902,340
23  RC  2012444     SWARANJI    610 670 HUNTINGTON     POMONA          CA  91766   36  RS       852,369  01/01/94   1       0 54,850
24  RC  2012475     DOGARKARIA  2889 2595 WINDSOR DR   SAN BERNARDIN   CA  92484   70  RS     1,778,991  04/01/94   1       0      0
25  RC  2013515     CGAGEN      1829 1841 WORKMAN A    WEST COVINA     CA  91791  141  RS     5,458,563  06/01/94   1       0      0
26  RC  2013584     JCCHEN      218W VERMONT AVE       ANAHEIM         CA  92805   14  RS       820,491  06/01/94   1       0 38,014
27  RC  2013645     SJJOGANI    211S LA FAYETTE PK P   LOS ANGELES     CA  90053   89  RS     3,402,736  06/01/94   1       0 63,122
28  RC  2013683     KFPTR       1325 1337 E WILSHIRE   FULLERTON       CA  92631   42  RS     1,860,714  05/01/94   1       0      0
29  RC  2013768     SJJOGANI    6705 6721 RIVERTON A   NORTH HOLLYWOOD CA  91606   74  RS     2,822,915  12/01/94   1       0 46,128
30  RC  2013775     SJJOGANI    6730 RIVERTON AVE      NORTH HOLLYWOOD CA  91606   40  RS     1,292,680  06/01/94   1       0 14,320
31  RC  2013799     SJJOGANI    9362 HOLDER ST         CYPRESS         CA  90630  127  RS     5,504,429  06/01/94   1       0 26,696
32  RC  2013997 575             830 NORTH WILCOX AVE   MONTEBELLO      CA  90640    7  CO     1,820,088
33  RC  2014044     SVBANKER    27301 WHITES CYN RD    CANYON COUNTR   CA  91351   44  RS     1,815,938  06/01/94   1       0      0
34  RC  2014150     SSNIJJAR    3615 3623 GILMAN RD    EL MONTE        CA  91732   36  RS     1,222,696  06/01/94   1       0 55,657
35  RC  2014167     SSNIJJAR    3719 3725 GILMAN RD    EL MONTE        CA  91732   40  RS     1,370,901  06/01/94   1       0 62,266
36  RC  2014174     SSNIJJAR    2628 2630 MAXSON RD    EL MONTE        CA  91732   36  RS     1,148,593  06/01/94   1       0 52,160
37  RC  2014693 870 M PASCALID  14235 VANOWEN ST       VAN NUYS        CA  91405   21  RS       627,802             1
38  RC  2014884     JSYANG      4505 LOS FELIZ BLVD    LOS ANGELES     CA  90027   32  RS     1,315,318  06/01/94   1   1,056      0
39  RC  2014891     JSYANG      4545 LOS FELIZ BLVD    LOS ANGELES     CA  90027   32  RS     1,312,985  06/01/94   1   1,058      0
40  RC  2014914     JSYANG      4519 LOS FELIZ BLVD    LOS ANGELES     CA  90027   32  RS     1,315,323  06/01/94   1   1,057      0
41  RC  2014921     JSYANG      4533 LOS FELIZ BLVD    LOS ANGELES     CA  90027   32  RS     1,312,848  06/01/94   1     924      0
42  RC  2015207     JADW        18630 BURBANK BLVD     TARZANA         CA  91356   31  RS     2,322,675  02/01/94   1       0      0
43  RC  2015771     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325  258  RS    11,122,017  12/01/94   1       0 90,624
44  RC  2015788     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325  258  RS     2,092,177  11/01/94   2       0      0
45  RC  2016538     JSYANG      333S ST ANDREWS PL     LOS ANGELES     CA  90020   88  RS     3,073,936  06/01/94   1      21      0
46  RC  2016781 621             12665 GARDEN GROVE B   GARDEN GROVE    CA  92643    0  CO     6,377,046
47  RC  2017029 972 SWARANJI    1800 1900 W ORANGE G   POMONA          CA  91678   80  RS     2,365,896             1
48  RC  2017074     NOBLE/DE     200S MOLLISON AVE     EL CAJON        CA  92020   37  RS     1,014,435  11/01/93   1       0 34,098

                                                                                          Current   Monthly   Original
   Cat. Loan #  Reo   Name         Address                  City       ST   Zip  Suspense Intrst Rt P&I Pymt  Ln Amnt
   ---- ------  ---   ----         -------                  ----       --   ---  -------- --------- --------  ----------
 1  RC  0023756     KIMES       2438 WYANDOTTE ST      MOUNTAIN VALLE  CA  94043        0    8.50%     7,801     850,000
 2  RC  0023831     DE LA VI    9256 DE LA VINA        SANTA BARBARA   CA  93103        0   11.00%     6,865     800,000
 3  RC  0024193     CARLSBER    364 FIFTH AVE          CHULA VISTA     CA  91910        0    7.25%     8,421   1,300,000
 4  RC  0024407     VIKING      TRIANGLE PK SHO        LONG BEACH      CA  90805        0   11.00%     8,528   1,000,000
 5  RC  0024780     H ANAHEIM   1855S HARBOR DR        ANAHEIM         CA  92802        0   10.00%   121,937  17,000,000
 6  RC  2001130 480             60 LINDEN AVE          LONGBEACH       CA  90802
 7  RC  2003624     HCASSOC     4425 HARBOR COUNTR     PIERCE COUNTY   CA  98335        0    6.46%    16,379   2,500,000
 8  RC  2004207 385             230 WEST HIGHWAY 436   ALTAMONTE SPRI  CA  32714
 9  RC  2004511 503             2575 CLAIREMONT DR     SAN DIEGO       CA  92117
10  RC  2006326     S KAFETZOP  1100 1198 S COAST HW   LAGUNA BEACH    CA  92651        0    6.63%    25,499   3,366,000
11  RC  2006333     RSASSOCLTD  75 6040 ALII DR #108   KAILUA KONA     HI  96740        0   12.00%     6,377     620,000
12  RC  2006340     RSASSOCLTD  75 6040 ALII DR #109   KAILUA-KONA     HI  96740        0   12.00%     7,817     760,000
13  RC  2007664     RSPARTNERS  600S IDAHO RD          APACHE JUNCTIO  AZ  85219        0    8.00%    24,577   3,250,000
14  RC  2009202     SCFTHLSINV  8051 8095 SUNRISE E    CITRUS HEIGHTS  CA  95610        0    6.75%    15,683   2,327,000
15  RC  2009219                 5105 5137 ANDREA BLVD  NORTH HIGHLAN   CA  95660        0    6.75%    11,026   1,633,000
16  RC  2009267     E LEFF      75 6040 ALII DR        KAILUA-KONA     HI  96740        0   10.00%     1,569     177,600
17  RC  2009592     SSNIJJAR    1448 LAUREL AVE        POMONA          CA  91768        0    6.21%     8,039     945,000
18  RC  2010424     KWDUKE      10522 ARTESIA BLVD     BELLFLOWER      CA  90706        0    6.13%    10,433   1,700,000
19  RC  2011069     GVLTD       37250W FLORIDA AVE     HEMET           CA  92545        0    6.21%    51,504   7,800,000
20  RC  2011250     MERVYNS    18324 CLARK ST          TARZANA         CA  91356        0    7.08%    35,980   5,200,000
21  RC  2011755     THE TUST    2106 -2150 N TUSTIN    SANTA ANA       CA  92701        0    6.46%    12,490   1,875,000
22  RC  2011885 702             16594 ARROW BOULEVA    FONTANA         CA  92335
23  RC  2012444     SWARANJI    610 670 HUNTINGTON     POMONA          CA  91766   29,292    5.96%     6,270     910,000
24  RC  2012475     DOGARKARIA  2889 2595 WINDSOR DR   SAN BERNARDIN   CA  92484        0    5.96%    12,045   1,912,500
25  RC  2013515     CGAGEN      1829 1841 WORKMAN A    WEST COVINA     CA  91791        0    5.96%    36,993   5,700,000
26  RC  2013584     JCCHEN      218W VERMONT AVE       ANAHEIM         CA  92805        0    5.96%     5,561     865,000
27  RC  2013645     SJJOGANI    211S LA FAYETTE PK P   LOS ANGELES     CA  90053    2,657    5.96%    23,549   3,400,000
28  RC  2013683     KFPTR       1325 1337 E WILSHIRE   FULLERTON       CA  92631        0    5.96%    12,589   1,960,000
29  RC  2013768     SJJOGANI    6705 6721 RIVERTON A   NORTH HOLLYWOOD CA  91606   21,429    5.96%    19,740   2,850,000
30  RC  2013775     SJJOGANI    6730 RIVERTON AVE      NORTH HOLLYWOOD CA  91606    5,312    5.96%     8,933   1,283,000
31  RC  2013799     SJJOGANI    9362 HOLDER ST         CYPRESS         CA  90630        0    5.96%    38,094   5,500,000
32  RC  2013997 575             830 NORTH WILCOX AVE   MONTEBELLO      CA  90640
33  RC  2014044     SVBANKER    27301 WHITES CYN RD    CANYON COUNTR   CA  91351        0    5.96%    12,102   1,900,000
34  RC  2014150     SSNIJJAR    3615 3623 GILMAN RD    EL MONTE        CA  91732        0    6.25%     8,617   1,320,000
35  RC  2014167     SSNIJJAR    3719 3725 GILMAN RD    EL MONTE        CA  91732        0    6.25%     9,661   1,480,000
36  RC  2014174     SSNIJJAR    2628 2630 MAXSON RD    EL MONTE        CA  91732        0    6.25%     8,094   1,240,000
37  RC  2014693 870 M PASCALID  14235 VANOWEN ST       VAN NUYS        CA  91405
38  RC  2014884     JSYANG      4505 LOS FELIZ BLVD    LOS ANGELES     CA  90027        0    5.96%     9,030   1,395,000
39  RC  2014891     JSYANG      4545 LOS FELIZ BLVD    LOS ANGELES     CA  90027        0    5.96%     9,014   1,395,000
40  RC  2014914     JSYANG      4519 LOS FELIZ BLVD    LOS ANGELES     CA  90027        0    5.96%     9,030   1,395,000
41  RC  2014921     JSYANG      4533 LOS FELIZ BLVD    LOS ANGELES     CA  90027        0    5.96%     9,013   1,395,000
42  RC  2015207     JADW        18630 BURBANK BLVD     TARZANA         CA  91356        0    5.96%    15,683   2,360,000
43  RC  2015771     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325  167,582    6.00%    75,100   6,400,000
44  RC  2015788     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325        0   10.00%    17,435   1,714,350
45  RC  2016538     JSYANG      333S ST ANDREWS PL     LOS ANGELES     CA  90020        0    5.96%    20,551   3,262,500
46  RC  2016781 621             12665 GARDEN GROVE B   GARDEN GROVE    CA  92643
47  RC  2017029 972 SWARANJI    1800 1900 W ORANGE G   POMONA          CA  91678
48  RC  2017074     NOBLE/DE     200S MOLLISON AVE     EL CAJON        CA  92020        0    5.96%     7,087   1,061,000

                                                                                   Maturity
    Cat. Loan #  Reo   Name         Address                  City       ST   Zip     Date      Fixed   %FFB
   ---- ------  ---   ----         -------                  ----       --   ---   ----------  -----  -------
 1  RC  0023756     KIMES       2438 WYANDOTTE ST      MOUNTAIN VALLE  CA  94043  06/01/2014   ARM     90%
 2  RC  0023831     DE LA VI    9256 DE LA VINA        SANTA BARBARA   CA  03103    06/01/95   ARM     90%
 3  RC  0024193     CARLSBER    364 FIFTH AVE          CHULA VISTA     CA  91910  08/01/2000   ARM     90%
 4  RC  0024407     VIKING      TRIANGLE PK SHO        LONG BEACH      CA  90805    09/01/95   ARM     90%
 5  RC  0024780     H ANAHEIM   1855S HARBOR DR        ANAHEIM         CA  92802    12/01/94   ARM     90%
 6  RC  2001130 480             60 LINDEN AVE          LONGBEACH       CA  90802                      100%
 7  RC  2003624     HCASSOC     4425 HARBOR COUNTR     PIERCE COUNTY   CA  98335  06/01/2014   ARM    100%
 8  RC  2004207 385             230 WEST HIGHWAY 436   ALTAMONTE SPRI  CA  32714                      100%
 9  RC  2004511 503             2575 CLAIREMONT DR     SAN DIEGO       CA  92117                      100%
10  RC  2006326     S KAFETZOP  1100 1198 S COAST HW   LAGUNA BEACH    CA  92651  07/01/2014   ARM    100%
11  RC  2006333     RSASSOCLTD  75 6040 ALII DR #108   KAILUA KONA     HI  96740  03/01/2014  Fixed   100%
12  RC  2006340     RSASSOCLTD  75 6040 ALII DR #109   KAILUA-KONA     HI  96740  03/01/2014  Fixed   100%
13  RC  2007664     RSPARTNERS  600S IDAHO RD          APACHE JUNCTIO  AZ  85219  01/01/2000   ARM    100%
14  RC  2009202     SCFTHLSINV  8051 8095 SUNRISE E    CITRUS HEIGHTS  CA  95610  12/01/2000   ARM    100%
15  RC  2009219                 5105 5137 ANDREA BLVD  NORTH HIGHLAN   CA  95660  12/01/2000   ARM    100%
16  RC  2009267     E LEFF      75 6040 ALII DR        KAILUA-KONA     HI  96740    04/01/93  Fixed   100%
17  RC  2009592     SSNIJJAR    1448 LAUREL AVE        POMONA          CA  91768  11/01/2015   ARM    100%
18  RC  2010424     KWDUKE      10522 ARTESIA BLVD     BELLFLOWER      CA  90706  04/01/2016   ARM    100%
19  RC  2011069     GVLTD       37250W FLORIDA AVE     HEMET           CA  92545  08/01/2001   ARM    100%
20  RC  2011250     MERVYNS     18324 CLARK ST         TARZANA         CA  91356    06/01/96   ARM    100%
21  RC  2011755     THE TUST    2106 -2150 N TUSTIN    SANTA ANA       CA  92701  11/01/2001   ARM    100%
22  RC  2011885 702             16594 ARROW BOULEVA    FONTANA         CA  92335                      100%
23  RC  2012444     SWARANJI    610 670 HUNTINGTON     POMONA          CA  91766  01/01/2017   ARM    100%
24  RC  2012475     DOGARKARIA  2889 2595 WINDSOR DR   SAN BERNARDIN   CA  92484  01/01/2017   ARM    100%
25  RC  2013515     CGAGEN      1829 1841 WORKMAN A    WEST COVINA     CA  91791  04/01/2017   ARM    100%
26  RC  2013584     JCCHEN      218W VERMONT AVE       ANAHEIM         CA  92805  04/01/2017   ARM    100%
27  RC  2013645     SJJOGANI    211S LA FAYETTE PK P   LOS ANGELES     CA  90053  04/01/2017   ARM    100%
28  RC  2013683     KFPTR       1325 1337 E WILSHIRE   FULLERTON       CA  92631  04/01/2017   ARM    100%
29  RC  2013768     SJJOGANI    6705 6721 RIVERTON A   NORTH HOLLYWOOD CA  91606  04/01/2017   ARM    100%
30  RC  2013775     SJJOGANI    6730 RIVERTON AVE      NORTH HOLLYWOOD CA  91606  05/01/2017   ARM    100%
31  RC  2013799     SJJOGANI    9362 HOLDER ST         CYPRESS         CA  90630  04/01/2017   ARM    100%
32  RC  2013997 575             830 NORTH WILCOX AVE   MONTEBELLO      CA  90640                      100%
33  RC  2014044     SVBANKER    27301 WHITES CYN RD    CANYON COUNTR   CA  91351  05/01/2017   ARM    100%
34  RC  2014150     SSNIJJAR    3615 3623 GILMAN RD    EL MONTE        CA  91732  06/01/2017   ARM    100%
35  RC  2014167     SSNIJJAR    3719 3725 GILMAN RD    EL MONTE        CA  91732  06/01/2017   ARM    100%
36  RC  2014174     SSNIJJAR    2628 2630 MAXSON RD    EL MONTE        CA  91732  06/01/2017   ARM    100%
37  RC  2014693 870 M PASCALID  14235 VANOWEN ST       VAN NUYS        CA  91405                      100%
38  RC  2014884     JSYANG      4505 LOS FELIZ BLVD    LOS ANGELES     CA  90027  09/01/2017   ARM    100%
39  RC  2014891     JSYANG      4545 LOS FELIZ BLVD    LOS ANGELES     CA  90027  09/01/2017   ARM    100%
40  RC  2014914     JSYANG      4519 LOS FELIZ BLVD    LOS ANGELES     CA  90027  09/01/2017   ARM    100%
41  RC  2014921     JSYANG      4533 LOS FELIZ BLVD    LOS ANGELES     CA  90027  09/01/2017   ARM    100%
42  RC  2015207     JADW        18630 BURBANK BLVD     TARZANA         CA  91356  09/01/2017   ARM    100%
43  RC  2015771     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325    10/01/97   ARM    100%
44  RC  2015788     SSJOGANI    17171 ROSCOE BLVD      NORTHRIDGE      CA  91325    12/01/94   ARM    100%
45  RC  2016538     JSYANG      333S ST ANDREWS PL     LOS ANGELES     CA  90020  01/01/2018   ARM    100%
46  RC  2016781 621             12665 GARDEN GROVE B   GARDEN GROVE    CA  92643                      100%
47  RC  2017029 972 SWARANJI    1800 1900 W ORANGE G   POMONA          CA  91678                      100%
48  RC  2017074     NOBLE/DE     200S MOLLISON AVE     EL CAJON        CA  92020  03/01/2018   ARM    100%

MORTGAGE LOAN SCHEDULE           Figures as of 5/31/94             Report Date:

Recovery Corp

                                                                                                                      Escrow Escrow
    Cat. Loan #  REO Name        Address                City            ST  Zip   Units PType  FFB Gross  Due Dt   Pos  Bal    Adv
    ---- ------- --- ----        -------                ----            --  ---   ----- -----  ---------  ------   --- ----- -------
49  RC   2017180     JDPRICE     331 371 RAILROAD CA    LAKE ELSINORE   CA  92330     0  CO    1,725,941  02/01/94  1      0       0
50  RC   2017203     KAJ-RKC     9215 9227 WAKEFIELD    PANORAMA CITY   CA  91402    29  RS    1,243,039  05/01/94  1      0  33,548
51  RC   2017319     C CRAIL     20243 20259 COHASSET   CANOGA PARK     CA  91306    23  RS    1,343,730  02/01/94  1      0       0
52  RC   2017326     C CRAIL     20146 20258 COHASSET   CANOGA PARK     CA  91306   131  RS    6,814,628  02/01/94  1      0       0
53  RC   2017333     C CRAIL     20147 20203 35 COHASS  CANOGA PARK     CA  91306    50  RS    2,879,420  02/01/94  1      0       0
54  RC   2017654     CCYINGLEE   ONE W DUARTE RD        ARCADIA         CA  91007     0  CO    1,531,604  06/01/94  1      0       0
55  RC   2017708 957 PHACALIF    8421 8441 15TH ST      WESTMINSTER     CA  92683    36  RS    1,411,930            1
56  RC   2017975     SILTD       11035 OTSEGO ST        NORTH HOLLYWOO  CA  91601    36  RS    2,185,872  06/01/94  1      0       0
57  RC   2018152     L KAPLAN    14314 14320 26 MULBER  WHITTIER        CA  90603    72  RS    2,931,848  06/01/94  1      0       0
58  RC   2018169     L KAPLAN    14340 14346 52 MULBER  WHITTIER        CA  90603    63  RS    2,538,300  06/01/94  1      0       0
59  RC   2018633     CFNIELSEN   8721 OWENSMOUTH AVE.   CHATSWORTH      CA  91304    40  RS    1,619,617  02/01/93  1      0 100,000
60  RC   2018671 479             43214 BLACKDEER LOOP   RANCHO CALIFO   CA  92590     0  ID    1,775,493
61  RC   2018695                 19307 19327 VENTURA B  TARZANA         CA  91356     0  CO    2,733,018  08/01/93  1      0     210
62  RC   2018848 618             1700 EAST DATE STREET  SAN BERNARDIN   CA  92404   251  RS    8,411,009
63  RC   2019520     SSNIJJAR    14125 COTEAU DR        WHITTIER        CA  90604    36  RS    1,350,659  09/01/93  1      0  44,658
64  RC   2019933     A YAU       15543 NORDHOFF ST      SEPULVEDA       CA  91343    48  RS    1,451,675  01/01/94  1      0       0
65  RC   2019971     PCKRIKORIA  10220 10222 CAMARILLO  NORTH HOLLYWOO  CA  91602    23  RS    1,582,328  03/01/94  1      0       0
66  RC   2019995     RWSTEVENSO  17525 ALDER ST         HESPERIA        CA  92345     0  ID      998,820  02/01/93  1      0  49,357
67  RC   2021011 497             12622 THRU 12732 BUAR  GARDEN GROVE    CA  92640   136  RS    8,414,232
68  RC   2021134     RPLTD       222W HOUSTON AVE       FULLERTON       CA  92632   289  HO   10,191,830  06/01/94  1      0       0
69  RC   2021455     DSKIM       9884 ALDER AVE         BLOOMINGTON     CA  92316    60  RS    1,788,548  06/01/94  1  2,635       0
70  RC   2021509 866 KHBALTER    6405 NIGHTINGALE ST    VENTURA         CA  93003    14  RS      730,026            1
71  RC   2021699 654 OOHOMEOL    NORTH OF AVE P         PALMDALE        CA  93550    74  LD    8,540,966            1
72  RC   2022335 485             1481 WEST 7TH STREET   UPLAND          CA  91786   130  RS    5,766,106
73  RC   2022649     1HABBOOIAT  11844 HESBY ST         NORTH HOLLYWD   CA  91601    86  RS    2,526,973  03/01/94  1      0       0
74  RC   2022731     JKBAO       1325S HOOVER ST        LOS ANGELES     CA  90006    33  RS    1,184,971  06/01/94  1      0   1,980
75  RC   2022946     WEWALKER    4315 DON TOMASODR      LOS ANGELES     CA  90006    38  RS    1,462,203  03/01/94  1      0       0
76  RC   2022960     VCPALMSLTD  1345 CABRILLO PK DR    SANTA ANA       CA  92701   272  RS   13,583,166  06/01/94  1 16,446       0
77  RC   2022991 673             15704 15714-24 ORANGE  PARAMOUNT       CA  90723   109  RS    4,621,046
78  RC   2023000     MMHARMATZ   19237 BRYANT ST        NORTHRIDGE      CA  91324    16  RS      859,411  02/01/94  1      0   8,886
79  RC   2023031     CRLANEPTRS  21011 CANADA RD        EL TORO         CA  92630    76  RS    3,974,468  06/01/94  1 28,412       0
80  RC   2023475 789             1605 E. FRONT ST       PORT ANGELES    WA  98362     0  CO      746,168
81  RC   2023482     TRVTURE     10568SECHERRY BLOSS    PORTLAND        OR  97216   120  RS    3,583,885  06/01/94  1  2,757       0
82  RC   2023949 561             933 FAIRWAY DRIVE      COLTON          CA  92324   124  RS    4,307,483
83  RC   2024836     LFJACOBS    20358 SATICOY ST       CANOGA PARK     CA  91306    44  RS    1,578,495  09/01/93  1      0  71,987
84  RC   2025303 933 BSENTERPRI  5015 CLINTON ST        LOS ANGELES     CA  90004    50  RS    4,308,895            1
85  RC   2061494 333             75-6040 ALLI DR #407   KAILUA KONA     HI  96740     1  RC      325,614
86  RC   2061517 334             75-6040 ALII DR #519   KAILUA KONA     HI  96740     1  RC      329,991
87  RC   2061531 335             75-6040 ALLI DR #518   KAILUA KONA     HI  96740     1  RC      357,086
88  RC   2061548 336             75-6040 ALII DR #111   KAILUA KONA     HI  96740     1  RC      257,987
89  RC   2071675 259             75-6040 ALII DR #207   KAILUA KONA     HI  96740     1  RC      151,990
90  RC   2154648 873 IWINV       21115 SATICOY ST       CANOGA PARK     CA  91304    32  RS      923,770            1
91  RC   2154655     1RBLVD      19950 ROSCOE BLVD      CANOGA PARK     CA  91306    31  RS    1,016,687  02/01/94  1      0     723
92  RC   2160384     TEJOHNSON   4330 53RD ST           SAN DIEGO       CA  92115    19  RS      544,390  07/01/93  1      0  14,519
93  RC   2204437     GRANDVIE    141 GRAND VIEW ST      ENCINITAS       CA  92024    28  RS    1,372,861  06/01/94  1      0       0
94  RC   2207245     RDSARACENO  2612 2700 EL SEGUNDO   GARDENA         CA  90249    16  RS      640,398  06/01/94  1      0  13,752
95  RC   2208507 852             1710 1714 GRISMER AV   BURBANK         CA  91504    28  RS      875,662            1
96  RC   2213592   6 CALIF/CO    340 O'KEEFE ST         EAST PALO ALTO  CA  94303    21  RS      602,695            1

                                                                                            Current   Monthly   Original
    Cat. Loan #  REO Name        Address                City            ST  Zip    Suspense Intrst Rt P&I Pymt  Ln Amnt
    ---- ------  --- ----        -------                ----            --  ---    -------- --------- --------  ----------
49  RC   2017180     JDPRICE     331 371 RAILROAD CA    LAKE ELSINORE   CA  92330         0    7.25%    12,597   1,800,000
50  RC   2017203     KAJ-RKC     9215 9227 WAKEFIELD    PANORAMA CITY   CA  91402         0    5.96%     8,630   1,300,000
51  RC   2017319     C CRAIL     20243 20259 COHASSET   CANOGA PARK     CA  91306     8,870    5.96%     9,291   1,400,000
52  RC   2017326     C CRAIL     20146 20258 COHASSET   CANOGA PARK     CA  91306    44,985    5.96%    47,117   7,100,000
53  RC   2017333     C CRAIL     20147 20203 35 COHASS  CANOGA PARK     CA  91306    19,008    5.96%    19,909   3,000,000
54  RC   2017654     CCYINGLEE   ONE W DUARTE RD        ARCADIA         CA  91007         0    6.21%    10,742   1,615,000
55  RC   2017708 957 PHACALIF    8421 8441 15TH ST      WESTMINSTER     CA  92683
56  RC   2017975     SILTD       11035 OTSEGO ST        NORTH HOLLYWOO  CA  91601         0    5.96%    14,859   2,360,000
57  RC   2018152     L KAPLAN    14314 14320 26 MULBER  WHITTIER        CA  90603         0    5.96%    20,105   3,087,200
58  RC   2018169     L KAPLAN    14340 14346 52 MULBER  WHITTIER        CA  90603         0    5.96%    17,406   2,672,800
59  RC   2018633     CFNIELSEN   8721 OWENSMOUTH AVE.   CHATSWORTH      CA  91304    13,880    5.96%    11,648   1,650,000
60  RC   2018671 479             43214 BLACKDEER LOOP   RANCHO CALIFO   CA  92590
61  RC   2018695                 19307 19327 VENTURA B  TARZANA         CA  91356         0    7.25%    19,871   2,800,000
62  RC   2018848 618             1700 EAST DATE STREET  SAN BERNARDIN   CA  92404
63  RC   2019520     SSNIJJAR    14125 COTEAU DR        WHITTIER        CA  90604    31,700    6.06%     9,349   1,387,500
64  RC   2019933     A YAU       15543 NORDHOFF ST      SEPULVEDA       CA  91343         0    6.48%    10,273   1,505,000
65  RC   2019971     PCKRIKORIA  10220 10222 CAMARILLO  NORTH HOLLYWOO  CA  91602         0    6.11%    11,110   1,620,000
66  RC   2019995     RWSTEVENSO  17525 ALDER ST         HESPERIA        CA  92345     2,288    6.46%     7,461   1,100,000
67  RC   2021011 497             12622 THRU 12732 BUAR  GARDEN GROVE    CA  92640
68  RC   2021134     RPLTD       222W HOUSTON AVE       FULLERTON       CA  92632         0    6.88%    71,085  10,500,000
69  RC   2021455     DSKIM       9884 ALDER AVE         BLOOMINGTON     CA  92316         0    6.21%    11,829   2,310,000
70  RC   2021509 866 KHBALTER    6405 NIGHTINGALE ST    VENTURA         CA  93003
71  RC   2021699 654 OOHOMEOL    NORTH OF AVE P         PALMDALE        CA  93550
72  RC   2022335 485             1481 WEST 7TH STREET   UPLAND          CA  91786
73  RC   2022649     1HABBOOIAT  11844 HESBY ST         NORTH HOLLYWD   CA  91601    22,323    6.50%    17,303   2,548,000
74  RC   2022731     JKBAO       1325S HOOVER ST        LOS ANGELES     CA  90006         0    6.46%     8,236   1,680,000
75  RC   2022946     WEWALKER    4315 DON TOMASODR      LOS ANGELES     CA  90006         0    6.71%    10,694   1,500,000
76  RC   2022960     VCPALMSLTD  1345 CABRILLO PK DR    SANTA ANA       CA  92701         0    6.71%    93,704  14,000,000
77  RC   2022991 673             15704 15714-24 ORANGE  PARAMOUNT       CA  90723
78  RC   2023000     MMHARMATZ   19237 BRYANT ST        NORTHRIDGE      CA  91324         0    6.11%     5,939     850,000
79  RC   2023031     CRLANEPTRS  21011 CANADA RD        EL TORO         CA  92630         0    6.21%    25,394   5,500,000
80  RC   2023475 789             1605 E. FRONT ST       PORT ANGELES    WA  98362
81  RC   2023482     TRVTURE     10568SECHERRY BLOSS    PORTLAND        OR  97216         0    9.25%    29,821   2,800,000
82  RC   2023949 561             933 FAIRWAY DRIVE      COLTON          CA  92324
83  RC   2024836     LFJACOBS    20358 SATICOY ST       CANOGA PARK     CA  91306         0    6.75%    10,858   1,625,000
84  RC   2025303 933 BSENTERPRI  5015 CLINTON ST        LOS ANGELES     CA  90004
85  RC   2061494 333             75-6040 ALLI DR #407   KAILUA KONA     HI  96740
86  RC   2061517 334             75-6040 ALII DR #519   KAILUA KONA     HI  96740
87  RC   2061531 335             75-6040 ALLI DR #518   KAILUA KONA     HI  96740
88  RC   2061548 336             75-6040 ALII DR #111   KAILUA KONA     HI  96740
89  RC   2071675 259             75-6040 ALII DR #207   KAILUA KONA     HI  96740
90  RC   2154648 873 IWINV       21115 SATICOY ST       CANOGA PARK     CA  91304
91  RC   2154655     1RBLVD      19950 ROSCOE BLVD      CANOGA PARK     CA  91306    13,543    5.96%     9,369   1,125,000
92  RC   2160384     TEJOHNSON   4330 53RD ST           SAN DIEGO       CA  92115         0    6.28%     4,072     580,000
93  RC   2204437     GRANDVIE    141 GRAND VIEW ST      ENCINITAS       CA  92024         0    5.96%     9,304   1,440,000
94  RC   2207245     RDSARACENO  2612 2700 EL SEGUNDO   GARDENA         CA  90249         0    6.06%     4,408     660,000
95  RC   2208507 852             1710 1714 GRISMER AV   BURBANK         CA  91504
96  RC   2213592   6 CALIF/CO    340 O'KEEFE ST         EAST PALO ALTO  CA  94303

                                                                                     Maturity       ARM/
    Cat. Loan #  REO Name        Address                City            ST  Zip        Date         Fixed     %FFB
    ---- ------  --- ----        -------                ----            --  ---      --------       -----     ----
49  RC   2017180     JDPRICE     331 371 RAILROAD CA    LAKE ELSINORE   CA  92330    05/01/2003       ARM     100%
50  RC   2017203     KAJ-RKC     9215 9227 WAKEFIELD    PANORAMA CITY   CA  91402    05/01/2018       ARM     100%
51  RC   2017319     C CRAIL     20243 20259 COHASSET   CANOGA PARK     CA  91306    04/01/2018       ARM     100%
52  RC   2017326     C CRAIL     20146 20258 COHASSET   CANOGA PARK     CA  91306    04/01/2018       ARM     100%
53  RC   2017333     C CRAIL     20147 20203 35 COHASS  CANOGA PARK     CA  91306    04/01/2018       ARM     100%
54  RC   2017654     CCYINGLEE   ONE W DUARTE RD        ARCADIA         CA  91007    07/01/2003       ARM     100%
55  RC   2017708 957 PHACALIF    8421 8441 15TH ST      WESTMINSTER     CA  92683                             100%
56  RC   2017975     SILTD       11035 OTSEGO ST        NORTH HOLLYWOO  CA  91601    08/01/2018       ARM     100%
57  RC   2018152     L KAPLAN    14314 14320 26 MULBER  WHITTIER        CA  90603    07/01/2018       ARM     100%
58  RC   2018169     L KAPLAN    14340 14346 52 MULBER  WHITTIER        CA  90603    07/01/2018       ARM     100%
59  RC   2018633     CFNIELSEN   8721 OWENSMOUTH AVE.   CHATSWORTH      CA  91304    11/01/2018       ARM     100%
60  RC   2018671 479             43214 BLACKDEER LOOP   RANCHO CALIFO   CA  92590                             100%
61  RC   2018695                 19307 19327 VENTURA B  TARZANA         CA  91356    12/01/2003       ARM     100%
62  RC   2018848 618             1700 EAST DATE STREET  SAN BERNARDIN   CA  92404                             100%
63  RC   2019520     SSNIJJAR    14125 COTEAU DR        WHITTIER        CA  90604    03/01/2019       ARM     100%
64  RC   2019933     A YAU       15543 NORDHOFF ST      SEPULVEDA       CA  91343    06/01/2019       ARM     100%
65  RC   2019971     PCKRIKORIA  10220 10222 CAMARILLO  NORTH HOLLYWOO  CA  91602    03/01/2019       ARM     100%
66  RC   2019995     RWSTEVENSO  17525 ALDER ST         HESPERIA        CA  92345    11/01/2004       ARM     100%
67  RC   2021011 497             12622 THRU 12732 BUAR  GARDEN GROVE    CA  92640                             100%
68  RC   2021134     RPLTD       222W HOUSTON AVE       FULLERTON       CA  92632    07/01/2004       ARM     100%
69  RC   2021455     DSKIM       9884 ALDER AVE         BLOOMINGTON     CA  92316    10/01/2019       ARM     100%
70  RC   2021509 866 KHBALTER    6405 NIGHTINGALE ST    VENTURA         CA  93003                             100%
71  RC   2021699 654 OOHOMEOL    NORTH OF AVE P         PALMDALE        CA  93550    100%
72  RC   2022335 485             1481 WEST 7TH STREET   UPLAND          CA  91786                             100%
73  RC   2022649     1HABBOOIAT  11844 HESBY ST         NORTH HOLLYWD   CA  91601    03/01/2021       ARM     100%
74  RC   2022731     JKBAO       1325S HOOVER ST        LOS ANGELES     CA  90006    03/01/2020       ARM     100%
75  RC   2022946     WEWALKER    4315 DON TOMASODR      LOS ANGELES     CA  90006    03/01/2020       ARM     100%
76  RC   2022960     VCPALMSLTD  1345 CABRILLO PK DR    SANTA ANA       CA  92701    04/01/2020       ARM     100%
77  RC   2022991 673             15704 15714-24 ORANGE  PARAMOUNT       CA  90723                             100%
78  RC   2023000     MMHARMATZ   19237 BRYANT ST        NORTHRIDGE      CA  91324    03/01/2020       ARM     100%
79  RC   2023031     CRLANEPTRS  21011 CANADA RD        EL TORO         CA  92630    07/01/2000       ARM     100%
80  RC   2023475 789             1605 E. FRONT ST       PORT ANGELES    WA  98362                             100%
81  RC   2023482     TRVTURE     10568SECHERRY BLOSS    PORTLAND        OR  97216      08/01/95       ARM     100%
82  RC   2023949 561             933 FAIRWAY DRIVE      COLTON          CA  92324                             100%
83  RC   2024836     LFJACOBS    20358 SATICOY ST       CANOGA PARK     CA  91306    08/01/2006       ARM     100%
84  RC   2025303 933 BSENTERPRI  5015 CLINTON ST        LOS ANGELES     CA  90004                             100%
85  RC   2061494 333             75-6040 ALLI DR #407   KAILUA KONA     HI  96740                             100%
86  RC   2061517 334             75-6040 ALII DR #519   KAILUA KONA     HI  96740                             100%
87  RC   2061531 335             75-6040 ALLI DR #518   KAILUA KONA     HI  96740                             100%
88  RC   2061548 336             75-6040 ALII DR #111   KAILUA KONA     HI  96740                             100%
89  RC   2071675 259             75-6040 ALII DR #207   KAILUA KONA     HI  96740                             100%
90  RC   2154648 873 IWINV       21115 SATICOY ST       CANOGA PARK     CA  91304                             100%
91  RC   2154655     1RBLVD      19950 ROSCOE BLVD      CANOGA PARK     CA  91306    11/01/2015       ARM     100%
92  RC   2160384     TEJOHNSON   4330 53RD ST           SAN DIEGO       CA  92115    01/01/2016       ARM     100%
93  RC   2204437     GRANDVIE    141 GRAND VIEW ST      ENCINITAS       CA  92024    04/01/2017       ARM     100%
94  RC   2207245     RDSARACENO  2612 2700 EL SEGUNDO   GARDENA         CA  90249    12/01/2016       ARM     100%
95  RC   2208507 852             1710 1714 GRISMER AV   BURBANK         CA  91504                             100%
96  RC   2213592   6 CALIF/CO    340 O'KEEFE ST         EAST PALO ALTO  CA  94303                             100%

MORTGAGE LOAN SCHEDULE          Figures as of 5/31/94

Recovery Corp



      Cat.   Loan #    REO      Name            Address                City         ST     Zip
      ----   -------   ---   ----------   ---------------------        ----         --    -----
 97    RC    2221869         W MASON      118N HILLCREST BLVD     INGLEWOOD         CA    90301
 98    RC    2242507         GROUP I      2012S MOUNTAIN AVE      DUARTE            CA    91010
 99    RC    2260994         C VANDERVE   2840 MARIQUITA ST       LONG BEACH        CA    90803
100    RC    2262853         AADESAI      8856 WILLIS AVE         PANORAMA CITY     CA    91402
101    RC    2263016         GROUP I      1420 1446 LAUREL AVE    POMONA            CA    91768
102    RC    2267278         EJMATTHES    4245 4247 W 182ND ST    TORRANCE          CA    90504
103    RC    2273945   843   EGHAGGAR     10346 COMMERCE AVE      TUJUNGA           CA    91042
104    RC    2274924         GROUP I      13938 LUBICAN ST        BALDWIN PARK      CA    91706
105    RC    2279950         RLHOWARD     811 831 S 47TH ST       SAN DIEGO         CA    92113
106    RC    2285306   847   GWKOOBA      4023W 141ST ST 1 11     HAWTHORNE         CA    90250
107    RC    2285931         C PROPERTI   3030 3038 GARNET LN     FULLERTON         CA    92631
108    RC    2296078         SSNIJJAR     1127 1133 WANAMAKER     COVINA            CA    91724
109    RC    2296085         SSNIJJAR     1141 1147 WANAMAKER     COVINA            CA    91724
110    RC    2296092         SSNIJJAR     1155 1161 WANAMAKER     COVINA            CA    91724
111    RC    2296108         SSNIJJAR     1171 1175 WANAMAKER     COVINA            CA    91724
112    RC    2296115         SSNIJJAR     1201 1205 WANAMAKER     COVINA            CA    91724
113    RC    2296122         SSNIJJAR     1211 1217 WANAMAKER     COVINA            CA    91724
114    RC    2296139         SSNIJJAR     1225 1231 WANAMAKER     COVINA            CA    91724
115    RC    2296146         SSNIJJAR     1241 1245 WANAMAKER     COVINA            CA    91724
116    RC    2296153         SSNIJJAR     1255 1261 WANAMAKER     COVINA            CA    91724
117    RC    2296160         SSNIJJAR     1136 1142 WANAMAKER     COVINA            CA    91724
118    RC    2296177         SSNIJJAR     1148 1154 WANAMAKER     COVINA            CA    91724
119    RC    2297002         SSNIJJAR     1160 1168 WANAMAKER     COVINA            CA    91724
120    RC    2297019         SSNIJJAR     1174 1182 WANAMAKER     COVINA            CA    91724
121    RC    2297026         SSNIJJAR     1202 1206 WANAMAKER     COVINA            CA    91724
122    RC    2297033         SSNIJJAR     1214 1220 WANAMAKER     COVINA            CA    91724
123    RC    2297040         SSNIJJAR     1226 1234 WANAMAKER     COVINA            CA    91724
124    RC    2297057         SSNIJJAR     1242 1248 WANAMAKER     COVINA            CA    91724
125    RC    2297064         SSNIJJAR     1254 1260 WANAMAKER     COVINA            CA    91724
126    RC    2297071         SSNIJJAR     1103 1109 BADILLO ST    COVINA            CA    91724
127    RC    2297088         SSNIJJAR     1137 1141 BADILLO ST    COVINA            CA    91724
128    RC    2297095         SSNIJJAR     1149 1155 BADILLO ST    COVINA            CA    91724
129    RC    2297101         SSNIJJAR     1163 1167 BADILLO ST    COVINA            CA    91724
130    RC    2297118         SSNIJJAR     1175 1181 BADILLO ST    COVINA            CA    91724
131    RC    2297125         SSNIJJAR     1203 1209 BADILLO ST    COVINA            CA    91724
132    RC    2297132         SSNIJJAR     1215 1221 BADILLO ST    COVINA            CA    91724
133    RC    2297149         SSNIJJAR     1229 1235 BADILLO ST    COVINA            CA    91724
134    RC    2297156         SSNIJJAR     1243 1247 BADILLO ST    COVINA            CA    91724
135    RC    2297163         SSNIJJAR     1255 1261 BADILLO ST    COVINA            CA    91724
136    RC    2297170         SSNIJJAR     1269 1275 BADILLO ST    COVINA            CA    91724
137    RC    2297187         SSNIJJAR     149 167 NEARGLEN AV     COVINA            CA    91724
138    RC    2297194         SSNIJJAR     133 139 NEARGLEN AV     COVINA            CA    91724
139    RC    2297200         SSNIJJAR     1117 BADILLO ST         COVINA            CA    91724
140    RC    2297217         SSNIJJAR     125 NEARGLEN AVE        COVINA            CA    91724
141    RC    2297224         SSNIJJAR     163 167 GLENDORA AV     COVINA            CA    91724
142    RC    2297231         SSNIJJAR     129 133 GLENDORA        COVINA            CA    91724
143    RC    2297804         GROUP I      3940 BALDWIN PK BLVD    BALDWIN PARK      CA    91706
144    RC    2313409         GROUP I      752 790 LA MESA         POMONA            CA    91766

                                                        Escrow   Escrow
      Units   PType    FFB Gross     Due Dt     Pos      Bal      Adv
      -----   -----   -----------   --------   ------   ------   ------
 97    26      RS       1,021,162   06/01/94      1          0        0
 98    10      RS         286,655   06/01/94      1          0    7,871
 99     8      RS         530,769   11/01/92      1          0   30,492
100    24      RS         917,528   02/01/94      1          0        0
101    14      RS         361,699   06/01/94      1          0    8,431
102    28      RS       1,247,931   06/01/94      1          0        0
103    12      RS         625,974                 1
104     6      RS         192,810   06/01/94      1          0    5,530
105    23      RS         888,606   06/01/92      1          0   17,798
106    11      RS         499,909                 1
107     8      RS         423,673   12/01/91      1          0   23,622
108     8      RS         279,420   06/01/94      1          0    7,683
109     8      RS         279,420   06/01/94      1          0    7,676
110     8      RS         279,420   06/01/94      1          0    7,677
111     8      RS         279,420   06/01/94      1          0    7,677
112     8      RS         279,420   06/01/94      1          0    7,677
113     8      RS         279,420   06/01/94      1          0    7,677
114     8      RS         279,420   06/01/94      1          0    7,679
115     8      RS         279,420   06/01/94      1          0    7,679
116     8      RS         279,420   06/01/94      1          0    7,677
117     8      RS         279,420   06/01/94      1          0    7,688
118     8      RS         279,420   06/01/94      1          0    7,679
119     8      RS         279,474   06/01/94      1          0    7,679
120     8      RS         279,420   06/01/94      1          0    7,679
121     8      RS         279,420   06/01/94      1          0    7,679
122     8      RS         279,420   06/01/94      1          0    7,679
123     8      RS         279,339   06/01/94      1          0    7,681
124     8      RS         279,420   06/01/94      1          0    7,681
125     8      RS         279,420   06/01/94      1          0    7,962
126     8      RS         279,420   06/01/94      1          0    7,714
127     8      RS         279,420   06/01/94      1          0    7,688
128     8      RS         279,420   06/01/94      1          0    7,679
129     8      RS         279,420   06/01/94      1          0    7,679
130     8      RS         279,420   06/01/94      1          0    7,711
131     8      RS         279,420   06/01/94      1          0    7,711
132     8      RS         279,420   06/01/94      1          0    7,711
133     8      RS         279,420   06/01/94      1          0    7,679
134     8      RS         279,420   06/01/94      1          0    7,679
135     8      RS         279,420   06/01/94      1          0    7,679
136     8      RS         279,420   06/01/94      1          0    7,688
137    19      RS         612,007   06/01/94      1          0   16,025
138    10      RS         322,109   06/01/94      1          0    8,930
139     6      RS         192,877   06/01/94      1          0    5,790
140     5      RS         162,995   06/01/94      1          0    4,899
141    10      RS         322,109   06/01/94      1          0    8,937
142     4      RS         130,396   06/01/94      1          0    3,807
143     6      RS         169,461   06/01/94      1          0    5,942
144    20      RS         600,719   06/01/94      1          0   24,064

                  Current     Monthly   Original                  ARM/
      Suspense   Intrst Rt   P&I Pymt    Ln Amnt    Maturity Dt   Fixed   %FFB
      --------   ---------   --------   ---------   -----------   -----   -----
 97          0      5.96%      7,067    1,084,000    08/01/2017    ARM    100%
 98          0      5.96%      1,424      292,000    11/01/2017    ARM    100%
 99          0      6.21%      4,545      525,000    01/01/2018    ARM    100%
100          0      5.96%      6,092      900,000    01/01/2018    ARM    100%
101          0      5.96%      1,796      367,500    11/01/2017    ARM    100%
102          0      5.96%      8,266    1,320,000    03/01/2018    ARM    100%
103                                                                       100%
104          0      6.06%        974      195,000    03/01/2018    ARM    100%
105    127,156      5.96%      7,081      896,250    04/01/2018    ARM    100%
106                                                                       100%
107    118,902      6.06%      3,802      415,200    07/01/2018    ARM    100%
108          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
109          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
110          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
111          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
112          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
113          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
114          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
115          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
116          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
117          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
118          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
119          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
120          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
121          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
122          0      6.06%      1,952      288,000    06/01/2018    ARM    100%
123          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
124          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
125          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
126          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
127          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
128          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
129          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
130          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
131          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
132          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
133          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
134          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
135          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
136          0      6.06%      1,953      288,000    06/01/2018    ARM    100%
137          0      6.06%      4,278      630,800    06/01/2018    ARM    100%
138          0      6.06%      2,251      332,000    06/01/2018    ARM    100%
139          0      6.06%      1,348      198,800    06/01/2018    ARM    100%
140          0      6.06%      1,139      168,000    06/01/2018    ARM    100%
141          0      6.06%      2,251      332,000    06/01/2018    ARM    100%
142          0      6.06%        911      134,400    06/01/2018    ARM    100%
143          0      6.06%        856      171,000    07/01/2018    ARM    100%
144          0      5.96%      2,984      616,700    09/01/2018    ARM    100%

                                      50

MORTGAGE LOAN SCHEDULE          Figures as of 5/31/94

Recovery Corp



      Cat.   Loan #    Reo      Name            Address                City         ST     Zip
      ----   -------   ---   ----------   ---------------------        ----         --    -----
145    RC    2313577         GROUP I      4037 41 LA RICA AVE     BALDWIN PARK      CA    91706
146    RC    2313720         AMARGUELLO   1323 1327 N KINGSLEY    LOS ANGELES       CA    90027
147    RC    2313973         GROUP I      416N GARFIELD AVE       PASADENA          CA    91101
148    RC    2317999         SSNIJJAR     2662 SANTA ANITA AVE    EL MONTE          CA    91733
149    RC    2318787         T WEISSER    1000E SYCAMORE ST A     ANAHEIM           CA    92805
150    RC    2319339         AMARGUELLO   6330 ORANGE ST          LOS ANGELES       CA    90048
151    RC    2319346         M ITO        234 3638 HOOVER ST      LOS ANGELES       CA    90004
152    RC    2324461         G PARTNERS   7138 7146 GREELEY ST    TUJUNGA           CA    91042
153    RC    2324683         GROUP I      1363 AND 1365 14 EL     PASADENA          CA    91105
154    RC    2328920         IMLLUIS      1135 1139 LINDEN AVE    GLENDALE          CA    91201
156    RC    2333564         RATSTE       966N MARIPOSA AVE       LOS ANGELES       CA    90029
157    RC    2334369         GROUP I      1614E KINGSLEY AVE      POMONA            CA    91787
158    RC    2338798         MDCO         540N HAYWORTH AVE       LOS ANGELES       CA    90048
159    RC    2341208   882   ROSECRAN     4101 ROSECRANS AVE      LAWNDALE          CA    90260
160    RC    2342346         GROUP I      10814 10820 KLINGERM    SOUTH EL MONT     CA    91733
161    RC    2342360   943   SSNIJJAR     4038 4038 MAXSON RD     EL MONTE          CA    91732
162    RC    2343141   898   TTCAO        1017 SONORA AVE         GLENDALE          CA    91201
163    RC    2343691         GROUP I      1332 CALIFORNIA AVE     MONROVIA          CA    91016
164    RC    2345277         AETRUSTEE    800 SUNJOY DR           HEMET             CA    92543
165    RC    2345994                      1750 1754 REDONDO A     LONG BEACH        CA    90804
166    RC    2347242         JCNG         7308 HASKELL AVE        VAN NUYS          CA    91406
167    RC    2349422                      7034 VASSAR AVE         CANOGA PARK       CA    91303
168    RC    2350149   850   L GUAPO      1639E KINGSLEY AVE      POMONA            CA    91767
169    RC    2350996   980   RA22LTD      7901 RESEDA BLVD        RESEDA            CA    91335
170    RC    2371290         M PATEL      1400 CAMDEN AVE         LOS ANGELES       CA    90025
171    RC    2375667   534                22878 & 22936 REPUBLIC  MORENO VALLEY     CA    92360
172    RC    2377069         L PROPERTI   311N 7TH ST             BURBANK           CA    91501
173    RC    2377380         ROMACIBORS   10325 LEHIGH AVE        MONTCLAIR         CA    91763
174    RC    2378666         KWDRINNON    5241 CARTWRIGHT AVE     NORTH HOLLYWOOD   CA    91601
175    RC    2383796         AMARGUELLO   2199W 26TH PL           LOS ANGELES       CA    90018
176    RC    2384791   684                531 WEST HYDE PARK B    INGLEWOOD         CA    90302
177    RC    2386728         D CRIMMINS   1207 1211 1215 HUFF     SAN BERNADIN      CA    92410
178    RC    2388410         SMNIINO      68160 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
179    RC    2388427         SMNIINO      68170 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
180    RC    2388434         SMNIINO      68180 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
181    RC    2388441         SMNIINO      68090 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
182    RC    2388458         SMNIINO      68100 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
183    RC    2388472         SMNIINO      68140 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
184    RC    2388489         SMNIINO      68150 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
185    RC    2388498         SMNIINO      68110 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
186    RC    2388502         SMNIINO      68120 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
187    RC    2388519         SMNIINO      68130 CALLE LAS TIEND   DESERT HOT SPR    CA    92240
188    RC    2388588   911   RLCLUTARIO   11058 CANTLAY ST        SUN VALLEY        CA    91352
189    RC    2390079   893   J ALEXANDE   134 KELSO ST            INGLEWOOD         CA    90301
190    RC    2390888         PBPEREZ      3265 CATTARAUGUS A      LOS ANGELES       CA    90034
191    RC    2391584         D CRIMMINS   1777 1791 CONEJO DR     SAN BERNADIN      CA    92404
192    RC    2393382         RICHARD/     1185N NORMANDIE AVE     LOS ANGELES       CA    90029

                                                        Escrow   Escrow
      Units   PType    FFB Gross     Due Dt     Pos      Bal      Adv
      -----   -----   -----------   --------   ------   ------   ------
145     6      RS         231,044   06/01/94      1          0    6,696
146    16      RS         556,556   06/01/94      1          0        0
147    20      RS         693,549   06/01/94      1          0    4,309
148    18      RS         657,119   06/01/94      1          0   19,791
149    30      RS       1,322,910   06/01/94      1          0   17,361
150     8      RS         447,397   03/01/92      1          0   13,633
151    22      RS       1,030,195   02/01/94      1          0        0
152    21      RS         996,579   04/01/93      1          0    4,310
153     5      RS         177,568   05/01/94      1          0    5,200
154    16      RS         913,199   06/01/94      1        819        0
156    20      RS         885,259   11/01/93      1          0   11,155
157    10      RS         330,612   06/01/94      1          0      971
158    10      RS         784,374   06/01/94      1          0        0
159    18      RS       1,100,888                 1
160    16      RS         655,754   06/01/94      1          0      274
161    16      RS         755,789                 1
162     8      RS         452,242                 1
163    12      RS         572,289   06/01/94      1          0   10,967
164    34      RS       1,034,425   07/01/94      1          0   0    0
165    18      RS         827,558   06/01/94      1          0   18,738
166    16      RS         849,867   06/01/94      1          0   15,220
167    31      RS       1,927,894   01/01/94      1          0        0
168    15      RS         572,427                 1
169    27      RS       1,670,308                 1
170     8      RS       1,013,236   06/01/94      1        995        0
171    36      RS         930,541
172    15      RS         760,714   05/01/94      1          0        0
173    13      RS         590,522   06/01/94      1          0        0
174    16      RS       1,129,503   02/01/94      1          0    3,864
175    29      RS         979,757   07/01/82      1          0   10,898
176    13      DP         632,681
177     3      RS         116,249   06/01/94      1          0       80
178     4      RS         109,456   05/01/94      1        445        0
179     4      RS         109,444   05/01/94      1        481        0
180     4      RS         109,063   05/01/94      1        453        0
181     4      RS         109,364   05/01/94      1        446        0
182     4      RS         109,356   05/01/94      1        482        0
183     4      RS         109,358   05/01/94      1        447        0
184     4      RS         109,356   05/01/94      1        482        0
185     4      RS         109,356   05/01/94      0        482        0
186     4      RS         109,360   05/01/94      1        446        0
187     4      RS         109,356   05/01/94      1        482        0
188    10      RS         579,233                 1
189     9      RS         558,923                 1
190    13      RS         492,743   05/01/93      1          0   11,967
191     8      RS         232,292   06/01/94      1          0    2,227
192    30      RS       1,197,989   02/01/94      1          0        0

                  Current     Monthly   Original                  ARM/
      Suspense   Intrst Rt   P&I Pymt    Ln Amnt    Maturity Dt   Fixed   %FFB
      --------   ---------   --------   ---------   -----------   -----   -----
145          0      6.06%      1,167      233,000    08/01/2018    ARM    100%
146          0      5.96%      3,783      584,000    08/01/2018    ARM    100%
147          0      6.00%      3,468      712,000    09/01/2018    ARM    100%
148          0      6.06%      3,318      662,200    09/01/2018    ARM    100%
149          0      5.96%      5,512    1,336,850    10/01/2018    ARM    100%
150      1,155      5.96%      3,824      448,000    10/01/2018    ARM    100%
151          0      6.06%      6,965    1,040,000    09/01/2018    ARM    100%
152          0      6.06%      7,253    1,000,000    11/01/2018    ARM    100%
153      2,241      6.06%        922      178,750    11/01/2018    ARM    100%
154          0      6.06%      6,135      950,000    11/01/2018    ARM    100%
156          0      6.06%      6,392      900,000    12/01/2018    ARM    100%
157          0      6.00%      1,653      334,900    10/01/2018    ARM    100%
158          0      6.11%      5,219      825,000    01/01/2019    ARM    100%
159                                                                       100%
160          0      6.06%      3,312      660,000    12/01/2018    ARM    100%
161                                                                       100%
162                                                                       100%
163          0      6.21%      2,962      575,000    02/01/2019    ARM    100%
164          0      6.11%      8,893    1,075,000    01/01/2019    ARM    100%
165          0      6.21%      5,522      848,900    02/01/2019    ARM    100%
166          0      6.11%      4,327      861,600    02/01/2009    ARM    100%
167     10,214      6.11%     13,924    1,900,000    01/01/2019    ARM    100%
168                                                                       100%
169                                                                       100%
170          0      6.34%      6,859    1,033,800    09/01/2004    ARM    100%
171                                                                       100%
172          0      6.34%      5,217      775,000    09/01/2004    ARM    100%
173          0      6.21%      3,957      596,250    11/01/2004    ARM    100%
174          0      6.21%      6,008    1,150,000    11/01/2004    ARM    100%
175          0      6.34%      8,198      975,000    01/01/2020    ARM    100%
176                                                                       100%
177          0      6.21%        765      120,000    04/01/2020    ARM    100%
178          0      6.21%        723      150,000    12/01/2019    ARM    100%
179          0      6.21%        723      150,000    12/01/2019    ARM    100%
180          0      6.21%        721      150,000    12/01/2019    ARM    100%
181          0      6.21%        723      150,000    12/01/2019    ARM    100%
182          0      6.21%        723      150,000    12/01/2019    ARM    100%
183          0      6.21%        723      150,000    12/01/2019    ARM    100%
184          0      6.21%        723      150,000    12/01/2019    ARM    100%
185          0      6.21%        723      150,000    12/01/2019    ARM    100%
186          0      6.21%        723      150,000    12/01/2019    ARM    100%
187          0      6.21%        723      150,000    12/01/2019    ARM    100%
188                                                                       100%
189                                                                       100%
190     41,973      6.11%      3,335      500,800    04/01/2020    ARM    100%
191          0      6.31%      1,543      240,000    04/01/2005    ARM    100%
192          0      6.11%      8,164    1,221,500    04/01/2020    ARM    100%


      Cat.   Loan #    Reo      Name            Address                City         ST     Zip
      ----   -------   ---   ----------   ---------------------        ----         --    -----
193    RC    2393634         H NIKNIA     1954 SHENANDOAH ST      LOS ANGELES       CA    90034
194    RC    2394576         GDINC        12036 SATICOY ST        NORTH HOLLYWO     CA    91605
195    RC    2395777         1VBLVDLTD    14153 VICTORY BLVD      VAN NUYS          CA    91401
196    RC    2397490         PVLOUGHNAN   522 LUGONIA AVE         REDLANDS          CA    92373
197    RC    2397506         PVLOUGHNAN   532 LUGONIA AVE         REDLANDS          CA    92373
198    RC    2397513         PVLOUGHNAN   600 LUGONIA AVE         REDLANDS          CA    92373
199    RC    2397520         PVLOUGHNAN   610 LUGONIA AVE         REDLANDS          CA    92373
200    RC    2397537         PVLOUGHNAN   521 COURIER AVE         REDLANDS          CA    92374
201    RC    2397575         PVLOUGHNAN   531 COURIER AVE         REDLANDS          CA    92374
202    RC    2397582         PVLOUGHNAN   1230 OXFORD DR          REDLANDS          CA    92374
203    RC    2397599         PVLOUGHNAN   1224 OXFORD DR          REDLANDS          CA    92374
204    RC    2397605         PVLOUGHNAN   1218 OXFORD DR          REDLANDS          CA    92374
205    RC    2397612         PVLOUGHNAN   1212 OXFORD DR          REDLANDS          CA    92374
206    RC    2397803         PVLOUGHNAN   1116 OXFORD DR          REDLANDS          CA    92374
207    RC    2397810         PVLOUGHNAN   1206 OXFORD DR          REDLANDS          CA    92374
208    RC    2397827         PVLOUGHNAN   1110 OXFORD DR          REDLANDS          CA    92374
209    RC    2397834         PVLOUGHNAN   611 BROCKTON AVE        REDLANDS          CA    92373
210    RC    2397841         PVLOUGHNAN   1209 OXFORD DR          REDLANDS          CA    92374
211    RC    2397858         PVLOUGHNAN   1122 OXFORD DR          REDLANDS          CA    92374
212    RC    2397865         PVLOUGHNAN   1128 OXFORD DR          REDLANDS          CA    92374
213    RC    2397872         PVLOUGHNAN   1134 OXFORD DR          REDLANDS          CA    92374
214    RC    2397889         PVLOUGHNAN   1140 OXFORD DR          REDLANDS          CA    92374
215    RC    2397896         PVLOUGHNAN   1146 OXFORD DR          REDLANDS          CA    92374
216    RC    2398486         J OSTROW     1209N FORMOSA AVE       WEST HOLLYWO      CA    90046
217    RC    2398684         SSNIJJAR     260E NEWBURGH ST        AZUSA             CA    91702
218    RC    2399175         PVLOUGHNAN   1136 POST ST            REDLANDS          CA    92374
219    RC    2399182         PVLOUGHNAN   1202 POST ST            REDLANDS          CA    92374
220    RC    2399199         PVLOUGHNAN   1208 POST ST            REDLANDS          CA    92374
221    RC    2399205         PVLOUGHNAN   528 COURIER AVE         REDLANDS          CA    92374
222    RC    2399212         PVLOUGHNAN   1123 OXFORD DR          REDLANDS          CA    92374
223    RC    2399229         PVLOUGHNAN   1117 OXFORD DR          REDLANDS          CA    92374
224    RC    2399236         PVLOUGHNAN   1111 OXFORD DR          REDLANDS          CA    92374
225    RC    2399298  863    DHWINGATE    852 860 W 1ST ST        SAN PEDRO         CA    90731
226    RC    2400099  619                 17923 ARROW ROUTE       FONTANA           CA    92335
227    RC    2400433         GACARTER     8410 8416 BURNET AVE    SEPULVEDA         CA    91343
229    RC    2401627         P PTNSHIP    1920 OVERLAND AVE       LOS ANGELES       CA    90025
230    RC    2402880         ANITA F      10503 10517 MYRTLE ST   DOWNEY            CA    90241
231    RC    2403173         SADAVIS      686S ST ANDREWS PL      LOS ANGELES       CA    90005
233    RC    2403272         HDBARTELT    14614 14618 CHADRON     GARDENA           CA    90249
235    RC    2403715  945    NFTRUST      731W CRESCENT DR        AZUSA             CA    91702
236    RC    2403845         T SAKODA     952 MALTMAN AVE         LOS ANGELES       CA    90026
237    RC    2404190         M RIAZ       115W MOUNTAIN VW A      LA HABRA          CA    90631
238    RC    2404237   11    LLRHODES     24864 EUCALYPTUS AV     MORENO VALLEY     CA    92553
239    RC    2404855         MMHSU        7774 MAGNOLIA AVE       RIVERSIDE         CA    92504
240    RC    2406349         WLJANESKI    11644 ACACIA AVE        HAWTHORNE         CA    90250

                                                        Escrow   Escrow
      Units   PType    FFB Gross     Due Dt     Pos      Bal      Adv
      -----   -----   -----------   --------   ------   ------   ------
193     9      RS         445,669   03/01/94      1          0        0
194    12      RS         809,974   02/01/93      1          0      310
195    32      RS       1,308,291   02/01/94      1          0        0
196     4      RS         233,854   07/01/93      1          0       45
197     4      RS         233,854   07/01/93      1          0    2,033
198     4      RS         233,854   07/01/93      1          0       45
199     4      RS         233,854   07/01/93      1          0       45
200     4      RS         233,854   07/01/93      1          0       45
201     4      RS         233,854   07/01/93      1          0       45
202     4      RS         234,345   06/01/93      1          0       45
203     4      RS         234,345   06/01/93      1          0       45
204     4      RS         234,345   06/01/93      1          0       45
205     4      RS         234,342   06/01/93      1          0       45
206     4      RS         234,345   06/01/93      1          0       45
207     4      RS         234,345   06/01/93      1          0       45
208     4      RS         233,854   07/01/93      1          0       45
209     4      RS         234,345   06/01/93      1          0       45
210     4      RS         234,345   06/01/93      1          0       45
211     4      RS         234,345   06/01/93      1          0       45
212     4      RS         234,345   06/01/93      1          0       45
213     4      RS         234,818   05/01/93      1          0       45
214     4      RS         234,345   06/01/93      1          0       45
215     4      RS         234,345   06/01/93      1          0       45
216     9      RS         451,851   06/01/94      1        250        0
217    38      RS       1,298,793   06/01/94      1          0   50,528
218     4      RS         234,345   06/01/93      1          0       45
219     4      RS         234,345   06/01/93      1          0       45
220     4      RS         234,345   06/01/93      1          0       45
221     4      RS         234,345   06/01/93      1          0       45
222     4      RS         234,345   06/01/93      1          0       45
223     4      RS         234,345   06/01/93      1          0       45
224     4      RS         234,345   06/01/93      1          0       45
225     7      RS         553,827                 1
226    36      RS       1,843,013
227    16      RS       1,031,114   06/01/94      1      1,071        0
229     8      RS         806,607   06/01/94      1          0        0
230    24      RS       1,136,935   06/01/94      1          0   13,344
231    16      RS         704,191   06/01/94      1        199        0
233    32      RS       1,208,020   06/01/94      1          0        0
235     9      RS         401,470                 1
236    24      RS       1,000,075   06/01/94      1          0        0
237    24      RS       1,238,114   06/01/94      1          0    6,149
238    14      RS         568,481                 1
239    29      RS         611,553   06/01/94      1        922        0
240    26      RS       1,257,011   06/01/94      1          0        0

                  Current     Monthly   Original                  ARM/
      Suspense   Intrst Rt   P&I Pymt    Ln Amnt    Maturity Dt   Fixed   %FFB
      --------   ---------   --------   ---------   -----------   -----   -----
193      1,019      6.11%      3,058      457,500    04/01/2020    ARM    100%
194     71,240     10.50%      7,547      825,000    04/01/2000    ARM    100%
195          0      6.11%      8,764    1,356,100    07/01/2020    ARM    100%
196          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
197          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
198          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
199          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
200          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
201          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
202          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
203          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
204          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
205          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
206          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
207          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
208          0      6.11%      1,568      236,000    06/01/2020    ARM    100%
209          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
210          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
211          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
212          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
213          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
214          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
215          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
216          0      6.50%      3,148      476,420    05/01/2020    ARM    100%
217          0      6.59%      9,242    1,343,000    06/01/2020    ARM    100%
218          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
219          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
220          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
221          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
222          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
223          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
224          0      6.11%      1,810      236,000    06/01/2020    ARM    100%
225                                                                       100%
226                                                                       100%
227          0      6.50%      6,886    1,068,000    06/01/2000    ARM    100%
229          0      6.11%      5,436      834,000    07/01/2020    ARM    100%
230          0      6.11%      7,618    1,190,000    08/01/2020    ARM    100%
231          0      6.63%      4,785      725,000    07/01/2000    ARM    100%
233          0     10.83%     11,413    1,235,000    07/01/2000    ARM    100%
235                                                                       100%
236          0      6.11%      6,681    1,032,000    08/01/2020    ARM    100%
237          0      6.21%      8,350    1,252,500    08/01/2005    ARM    100%
238                                                                       100%
239          0      6.21%      4,097    1,148,250    09/01/2005    ARM    100%
240          0      6.11%      8,472    1,300,000    07/01/2020    ARM    100%

MORTGAGE LOAN SCHEDULE          Figures as of 5/31/94

Recovery Corp



      Cat.   Loan #    REO      Name            Address                City         ST     Zip
      ----   -------   ---   ----------   ---------------------        ----         --    -----
 241   RC    2406516         S ARJOUR     7420 WOODMAN AVE        VAN NUYS          CA    91405
 242   RC    2406660   975   STIRENS/     8920 ORION AVE          SEPULVEDA         CA    91343
 243   RC    2406721   855   LFJACOBS     7315 7321 WOODMAN A     VAN NUYS          CA    91405
 244   RC    2406738   856   LFJACOBS     7301 7309 WOODMAN A     VAN NUYS          CA    91405
 245   RC    2406882         PJLOMBARDI   6857 BAIRD AVE          RESEDA            CA    91335
 246   RC    2407069         PVLOUGHNAN   1203 OXFORD DR          REDLANDS          CA    92374
 247   RC    2407632         AEINCORP     3722 SAWTELLE BLVD      LOS ANGELES       CA    90066
 248   RC    2408116   759               1741 EAST LA HABRA BO    LA HABRA          CA    90831
 249   RC    2408123   845   JPHILLIPS    1701E LA HABRA BLVD     LA HABRA          CA    90631
 250   RC    2408178         PBSLIAO     15520 PARTHENIA ST       SEPULVEDA         CA    91343
 251   RC    2408598         JTCHEEK      2509W 182ND ST          TORRANCE          CA    90504
 253   RC    2411464   960   D SARKISSI   5111 HAROLD WAY         LOS ANGELES       CA    90027
 254   RC    2411549         RICHARD/     1830N KINGSLEY DR       LOS ANGELES       CA    90027
 255   RC    2411679   851   M EINHORN   11903 13 VANOWEN ST      NORTH HOLLYWO     CA    91605
 256   RC    2411716   560              1229 NORTH MANSFIELD      LOS ANGELES       CA    90038
 257   RC    2412771   693             3928 WEST 107TH STREE      INGLEWOOD         CA    90303
 258   RC    2413248     5   WWFI/GRE   12036 GREVILLEA AVE       HAWTHORNE         CA    90250
 259   RC    2413699         NAPA PRO   18400 NAPA ST             NORTHRIDGE        CA    91325
 260   RC    2413750        LDHOLTZMAN   717S WESTLAKE AVE        LOS ANGELES       CA    90057
 261   RC    2414500   915  DHWINGATE   14620S BERENDO AVE        GARDENA           CA    90247
 262   RC    2414753        4OLIMITED   4368 OHIO ST              SAN DIEGO         CA    92014
 263   RC    2416858   931  G BRUBAKER  5914 5920 WILLOWCRE       NORTH HOLLYWO     CA    91501

                                                        Escrow   Escrow
      Units   PType    FFB Gross     Due Dt     Pos      Bal      Adv
      -----   -----   -----------   --------   ------   ------   ------
 241   32      RS       1,079,756   09/01/93      1          0   58,883
 242   48      RS       1,681,313                 1
 243   16      RS         570,555                 1
 244   24      RS         859,055                 1
 245   17      RS       1,069,137   06/01/94      1          0        0
 246    4      RS         234,345   06/01/93      1          0       45
 247   13      RS       1,409,659   06/01/94      1          0       85
 248   38      RS       2,175,635
 249   36      RS       1,999,329                 1
 250   22      RS       1,679,430   02/01/94      1          0        0
 251    9      RS         472,187   12/01/92      1          0      800
 253   17      RS         667,589                 1
 254   24      RS       1,201,994   02/01/94      1          0        0
 255   24      RS       1,149,842                 1
 256   36      RS       3,239,738
 257   11      RS         709,055
 258    7      RS         448,391                 1
 259   25      RS         571,415   02/01/94      1         79        0
 260   36      RS         282,090   06/01/94      1          0        0
 261    5      RS         420,604                 1
 262    7      RS         436,175   11/01/93      1          0   17,356
 263   12      RS         823,446                 1

                  Current     Monthly   Original                  ARM/
      Suspense   Intrst Rt   P&I Pymt    Ln Amnt    Maturity Dt   Fixed   %FFB
      --------   ---------   --------   ---------   -----------   -----   -----
 241     6,588      6.11%       7,186   1,100,000    07/01/2020    ARM    100%
 242                                                                      100%
 243                                                                      100%
 244                                                                      100%
 245         0      6.21%       7,152   1,110,400    09/01/2020    ARM    100%
 246         0      6.11%       1,810     236,000    06/01/2020    ARM    100%
 247         0      6.11%       9,426   1,473,400    08/01/2020    ARM    100%
 248                                                                      100%
 249                                                                      100%
 250         0      6.11%      11,165   1,725,000    08/01/2020    ARM    100%
 251    31,648      6.11%       3,544     475,000    07/01/2020    ARM    100%
 253                                                                      100%
 254         0      6.09%       7,901   1,237,500    09/01/2020    ARM    100%
 255                                                                      100%
 256                                                                      100%
 257                                                                      100%
 258                                                                      100%
 259     4,629      6.25%       5,810     900,000    09/01/2005    ARM    100%
 260         0      6.38%       1,851     592,950    04/01/2001    ARM    100%
 261                                                                      100%
 262     4,691      6.25%       3,622     450,100    12/01/2005    ARM    100%
 263                                                                      100%

Recovery Corp


      Cat.   Loan #    Reo      Name            Address                City         ST     Zip
      ----   -------   ---   ----------   ---------------------        ----         --    -----
291    RC    2419246   823   JCZULLINGE   6980 VICTORIA AVE       HIGHLAND          CA    92346
292    RC    2419925         J OSTROW     443N SYCAMORE AVE       LOS ANGELES       CA    90036
293    RC    2420093         RGAPTS       627S VELARE ST          ANAHEIM           CA    92804
294    RC    2420369   914   D GOMEZ      2284 LONG BCH BLVD      LONG BEACH        CA    90806
295    RC    2420376   878   D GOMEZ      902 ST LOUIS AVE        LONG BEACH        CA    90804
296    RC    2420383   879   D GOMEZ      908 ST LOUIS AVE        LONG BEACH        CA    90804
297    RC    2420390   880   D GOMEZ      822 ST LOUIS AVE        LONG BEACH        CA    90804
298    RC    2420406   881   D GOMEZ      830 ST LOUIS AVE        LONG BEACH        CA    90804
299    RC    2423795   996   F CONTRERA   4931 ROMAINE ST         LOS ANGELES       CA    90029
300    RC    2423955         DWCHANG      161S ST ANDREWS PL      LOS ANGELES       CA    90004
301    RC    2424408         MRSANDHOFF   11332 DALE ST           GARDEN GROVE      CA    92641
302    RC    2425838   897   AEBREWER     4027 4027 NICOLET AV    LOS ANGELES       CA    90008
303    RC    2426381   842   JDTHOMAS     1732 1736 E SYCAMOR     EL SEGUNDO        CA    90245
304    RC    2426985   848   R MONTANO    500S MONTEBELLO BLV     MONTEBELLO        CA    90840
305    RC    2426992   849   R MONTANO    500S 6TH ST             MONTEBELLO        CA    90840
306    RC    2428059         GROUP I      140 144 N PLEASANT      ONTARIO           CA    91764
307    RC    2428233         PETER R      1715S SUNFLOWER AVE     GLENDORA          CA    91740
308    RC    2428769         S BANDMAN    1421N MANSFIELD AVE     LOS ANGELES       CA    90028
309    RC    2428776         S BANDMAN    1425N MANSFIELD AVE     LOS ANGELES       CA    90028
310    RC    2429793   965   G BRUBAKER   15900 VANOWEN ST        VAN NUYS          CA    91406
311    RC    2435538         EKINS FA     7755 LAUREL CYN BLV     SUN VALLEY        CA    91352
312    RC    2437114         PVINVGRP     25288 25236 PARK AVE    LOMA LINDA        CA    92354
313    RC    2437190   967   OSJCONSTRU   215E HYDE PARK BLVD     INGLEWOOD         CA    90302
314    RC    2437664   921   D WUNDERMA   221 229 S KENMORE A     LOS ANGELES       CA    90004
315    RC    2438360         S DAVIS      901S ARDMORE AVE        LOS ANGELES       CA    90006
316    RC    2438384         GROUP I      5325 LINDSEY AVE        PICO RIVERA       CA    90660
317    RC    2439202   940   SLDUA        14747 ROSCOE BLVD       PANORAMA CITY     CA    91402
318    RC    2440295         GROUP I      13534 RAMONA BLVD       BALDWIN PARK      CA    91706
319    RC    2440318   942   NFTRUST      1130 & 1132 S KERN AV   LOS ANGELES       CA    90022
320    RC    2441526   827   F PEREZ      6130W BLVD              LOS ANGELES       CA    90043
321    RC    2441731         I FERNANDE   2 BREEZE AVE            VENICE            CA    90291
322    RC    2442475         AAGHONEIM    6216 CEDROS AVE         VAN NUYS          CA    91411
323    RC    2443089   853   C SEATON     2117 2119 W 54TH ST     LOS ANGELES       CA    90062
324    RC    2443645   787                6003 BRYNHURST AVENU    LOS ANGELES       CA    90043
325    RC    2444174         TAGOSCICKI   1744 10TH ST            SANTA MONICA      CA    90404
326    RC    2449421         4MLTD        4128 30 MISSISSIPPI     SAN DIEGO         CA    92104
327    RC    2452007   947   NFTRUST      333 ROCKVALE AVE        AZUSA             CA    91702
328    RC    2452595         L INVESTME   7214 FOUNTAIN AVE       WEST HOLLYWO      CA    90046
329    RC    2492432         FMKENNEDY    4534 AUGUST ST          LOS ANGELES       CA    90006
330    RC    9000187   187                RSC 75-8040 ALII #314   KAILUA-KONA       HI        0
331    RC    9135133         KONA-OFF     KONA OFF SYSTEM LOA     KONA              HI        0
332    RC    9135135         KONA-OFF     KONA OFF SYSTEM LOA     KONA              HI    99999
333    RC    9200002         KONA-REOI    KAILUA KONA HAWAII      KAILUA-KONO       HI        0
334    RC    9200003         KONA-LAND    KONA-HAWAIILAND         KAILUA-KONA       HI        0
             -------
                 334

                                                        Escrow    Escrow
      Units   PType    FFB Gross     Due Dt     Pos      Bal       Adv       Suspense
      -----   -----   -----------   --------   ------   ------   ---------   --------
291    19      RS         671,375                 1
292     8      RS         546,730   06/01/94      1          0          15          0
293    51      RS       3,061,388   06/01/94      1          0      42,435          0
294    12      RS         376,996
295     8      RS         449,861                 1
296     8      RS         408,425                 1
297     8      RS         450,280                 1
298     8      RS         449,395                 1
299    22      RS         762,222                 1
300    21      RS       1,038,917   03/01/93      1          0      44,823     25,417
301    17      RS         938,381   06/01/94      1          0           0          0
302    14      RS         666,913                 1
303    12      RS         775,860                 1
304    22      RS       1,171,112                 1
305    11      RS         620,412                 1
306     3      RS         118,412   06/01/94      1          0       1,360          0
307    10      RS         804,786   06/01/94      1          0           0          0
308    12      RS         530,340   02/01/94      1          0       1,677      2,270
309    12      RS         534,223   02/01/94      1          0       1,661      2,270
310    17      RS         714,708                 1
311    25      RS       1,002,094   05/01/94      1          0           0          0
312    24      RS         806,947   06/01/94      1          0           0          0
313    10      RS         602,924                 1
314    12      RS         541,287                 1
315    28      RS       1,075,730   06/01/94      1        223           0          0
316    48      RS       2,476,509   06/01/94      1          0      49,375          0
317    27      RS       1,151,940                 1
318    10      RS         488,154   06/01/94      1          0       5,232          0
319     7      RS         302,380                 1
320    11      RS         420,478                 1
321    31      RS       1,115,094   06/01/94      1          0       2,580          0
322    22      RS         603,857   03/01/93      1          0      13,684          0
323    26      RS       1,191,240                 1
324    19      RS         805,894
325     5      RS         543,433   02/01/93      1          0           0     36,277
326     7      RS         436,926   11/01/93      1          0      17,119      4,489
327    34      RS       1,098,265                 1
328    21      RS         938,204   06/01/94      1          0           0          0
329    12      RS         430,059   03/01/93      1          0       5,504          0
330     1      RS         246,398
331     0      HO          37,904                            0           0          0
332     5      HO      32,555,387                            0           0          0
333     1      RC         203,109                            0           0          0
334     0      LD       4,000,000                            0           0          0
                     ------------                       ------   ---------   --------
                     $ 43,383,956                       64,919   1,790,591    984,702

               LESS  $ 29,463,543
                     ------------
                     $413,920,423

       Current     Monthly   Original                  ARM/
      Intrst Rt   P&I Pymt    Ln Amnt    Maturity Dt   Fixed   %FFB
      ---------   --------   ---------   -----------   -----   -----
291                                                            100%
292     6.50%       3,703      561,900    11/01/2000    ARM    100%
293     6.63%      20,953    3,150,000    11/01/2020    ARM    100%
294                                                            100%
295                                                            100%
296                                                            100%
297                                                            100%
298                                                            100%
299                                                            100%
300     6.25%       8,449    1,050,000    11/01/2005    ARM    100%
301     6.25%       6,190      973,300    12/01/2005    ARM    100%
302                                                            100%
303                                                            100%
304                                                            100%
305                                                            100%
306     6.13%         604      120,000    12/01/2020    ARM    100%
307     6.25%       5,309      844,000    12/01/2005    ARM    100%
308     6.25%       3,481      545,000    12/01/2005    ARM    100%
309     6.25%       3,508      549,000    12/01/2005    ARM    100%
310                                                            100%
311     6.25%       6,512    1,050,000    01/01/2006    ARM    100%
312     6.13%       5,430      835,850    06/01/2006    ARM    100%
313                                                            100%
314                                                            100%
315     6.38%       7,240    1,102,500    05/01/2001    ARM    100%
316     6.00%      12,383      210,000    05/01/2021    ARM    100%
317                                                            100%
318     6.00%       2,441      497,000    04/01/2021    ARM    100%
319                                                            100%
320                                                            100%
321     6.13%       7,472    1,150,000    06/01/2006    ARM    100%
322     6.25%       4,904      612,500    04/01/2021    ARM    100%
323                                                            100%
324                                                            100%
325     6.13%       4,307      550,000    04/01/2021    ARM    100%
326     6.13%       2,910      448,500    06/01/2006    ARM    100%
327                                                            100%
328     6.13%       6,224      969,500    07/01/2006    ARM    100%
329     6.38%       3,015      431,250    11/01/2007    ARM    100%
330                                                            100%
331     0.00%           0            0                 FIXED   100%
332     0.00%           0            0                 FIXED   100%
333     0.00%           0            0                 FIXED   100%
334     0.00%           0            0                 FIXED   100%

MORTGAGE LOAN SCHEDULE          Figures as of 5/31/94

Recovery Corp: Supplemental Information on Participation Interest Loans


     Cat.   Loan #    REO      Name            Address             City         ST     Zip
     ----   -------   ---   ----------   ------------------  ---------------    --    -----
1     RC    0023756         KIMES        2438 WYANDOTTE ST    MOUNTAIN VALLE    CA    94043
2     RC    0023831         DE LA VI     9256 DE LA VINA      SANTA BARBARA     CA    93103
3     RC    0024193         CARLSBER     364 FIFTH AVE        CHULA VISTA       CA    91910
4     RC    0024407         VIKING       TRIANGLE PK SHO      LONG BEACH        CA    90805
5     RC    0024780         H ANAHEIM    1855S HARBOR DR      ANAHEIM           CA    92802

                                  Escrow    Escrow
     Units   PType   FFB Gross     Bal       Adv     Suspense   %FFB   Investr Nm
     -----   -----   ----------   ------   -------   --------  ------ ------------
1      0      ID        751,085     0      14,697       0       90%   RTC
2      0      CO        675,803     0           0       0       90%   RTC
3     48      RS      1,035,159     0           0       0       90%   RTC
4      0      CO        854,689     0           0       0       90%   Metrpltn FSE
5    501      HO     13,848,528     0           0       0       90%   Midland

                     Other Investor Information
      Servcr Name   Servcr Ln #       Contact         Phone #
     ------------   -----------   ---------------   ------------
1    Pacific Plnrs   118556241    Betsey Costello   (415)765-699
2    E.O. Services  3000080100    Mary Plivelich    (404)705-565
3    E.O. Services  3000080130    Mary Plivelich    (404)705-565
4    Metrpltn FSB          560    Mike Steele       (612)225-700
5    Midland           9030733    James Thompson    (816)435-500


                                Schedule 1.01-C
                                ---------------

                      Pending Loan Modifications Schedule


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                           SPECIAL ASSETS DEPARTMENT
                                RECOVERY CORP.
                                   APPROVED
                         MODIFICATION TRACKING REPORT

                                 June 28, 1994

- - ------------------------------------------------------------------------------------------------------------------------------------
                         DATE                                                 APPROXIMATE
LOAN/BORROWER         APPROVED &            APPROVAL TERMS                    LOAN BALANCE                     COMMENTS
                        CLOSED
- - --------------------  ----------  -----------------------------------  --------------------------  ---------------------------------
2011250 Wallach         6/15/94   Capitalize 4 months, 12 month        Gross         4,847,229     Documents out for signatures;
                       Approved    interest only payment               Net           4,847,229      10 signers - 4 are out of
                                                                       New Ln. Amt.  4,990,229      country - to close 7/5/94
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2013645 Jogani          3/17/94   Capitalize interest for 2 months     Gross         3,367,689     Obtaining special title
                       Approved    (Dec. 93 & Jan. 94)                 Net           3,367,689      endorsement
                                  Interest only payments for 11        New Ln. Amt.  3,402,735
                                   months commencing 2/1/94            Loss/Gain       (35,046)
                                  Advance taxes totaling $70,204.72
                                   repay at 10% over 24 months
- - ------------------------------------------------------------------------------------------------------------------------------------
2013768 Jogani          3/17/94   Capitalize interest for 2 months     Gross         2,822,915     Obtaining special title
                       Approved    (Dec. 93 & Jan. 94)                 Net           2,822,915      endorsement
                                  Interest only payments for 11        New Ln. Amt.  2,852,291
                                   months commencing 2/1/94            Loss/Gain       (29,376)
                                  Advance taxes totaling $46,127.09
                                   repay at 10% over 24 months
- - ------------------------------------------------------------------------------------------------------------------------------------
2013775 Jogani          3/17/94   Capitalize interest for 2 months     Gross         1,279,365     Obtaining special title
                       Approved    (Dec. 93 & Jan. 94)                 Net           1,279,365      endorsement
                                  Interest only payments for 11        New Ln. Amt.  1,292,679
                                   months commencing 2/1/94            Loss/Gain       (13,314)
                                  Advance taxes totaling $16,493.09
                                   repay at 10% over 24 months
- - ------------------------------------------------------------------------------------------------------------------------------------
2015207 Rossen Trust   Pending    Processing a 3 month                 Gross         2,322,675.09  We finally received enough
                                   capitalization and 12 months        Net           2,322,675.09   information to process a
                                   interest only                       New Ln. Amt.  2,322,675.09   capitalization of the Feb.,
                                                                       Loss/Gain             0      March, and April payments and
                                                                                                    interest only for 12 months
                                                                                                    beginning May 1. He has
                                                                                                    contractor bill paid of $48,655
                                                                                                    and payable of $38,506.
                                                                                                    Capitalization amount is
                                                                                                    $36,090.
- - ------------------------------------------------------------------------------------------------------------------------------------

                         DATE                                                 APPROXIMATE
LOAN/BORROWER         APPROVED &            APPROVAL TERMS                    LOAN BALANCE                     COMMENTS
                        CLOSED
- - --------------------  ----------  -----------------------------------  --------------------------  ---------------------------------
2015771 Jogani          3/17/94   Capitalize interest for 2 months     Gross           11,122,017  Obtaining special Title
                       Approved   (Dec. 93 & Jan. 94)                  Net             11,102,017  endorsement
                                  Interest only payments for 11        New Ln. Amt.    11,237,762
                                  months commencing 2/1/94             Loss/Gain         (115,745)
                                  Advance taxes totaling $90,624.08
                                  repay at 10% over 24 months
- - ------------------------------------------------------------------------------------------------------------------------------------
2017319 Crail           6/21/94   3 month deferral (Feb.-Apr.), waive  Gross         1,343,729.62  Payment deferral agreement sent
                       Approved   late charges and convert payments    Net           1,343,729.62  to Loan Service on 6/22/94 to
                                  to Interest only for 12 months       New Ln. Amt.        0       attach Schedule "A" and mail to
                                  (start 5/1/94) Repayment of total    Loss/Gain           0       borrower.
                                  deferred interest is over 12 month
                                  period (start 5/1/94)
- - ------------------------------------------------------------------------------------------------------------------------------------
2017326 Crail           6/21/94   3 month deferral (Feb.-Apr.), waive  Gross         6,814,627.81  Payment deferral agreement sent
                       Approved   late charges and convert payments    Net           6,814,627.81  to Loan Service on 6/22/94 to
                                  to Interest only for 12 months       New Ln. Amt.        0       attach Schedule "A" and mail to
                                  (start 5/1/94) Repayment of total    Loss/Gain           0       borrower.
                                  deferred interest is over 12 month
                                  period (start 5/1/94)
- - ------------------------------------------------------------------------------------------------------------------------------------
2017333 Crail           6/21/94   3 month deferral (Feb.-Apr.), waive  Gross         2,879,420.26  Payment deferral agreement sent
                       Approved   late charges and convert payments    Net           2,879,420.26  to Loan Service on 6/22/94 to
                                  to Interest only for 12 months       New Ln. Amt.        0       attach Schedule "A" and mail to
                                  (start 5/1/94) Repayment of total    Loss/Gain           0       borrower.
                                  deferred interest is over 12 month
                                  period (start 5/1/94)
- - ------------------------------------------------------------------------------------------------------------------------------------
2019933 A Yau           5/24/94   3 month capitalization               Gross         1,451,675.38  Borrower out of country
                       Approved                                        Net           1,451,675.38  Upon execution of Earthquake
                                                                       New Ln. Amt.  1,451,675.38  modification docs - he plans on
                                                                       Loss/Gain           0       bringing loan current.
- - ------------------------------------------------------------------------------------------------------------------------------------
2019971 Krikorian       6/1/94    3 months capitalization;             Gross            1,582,328  Close by 6/30/94
                       Approved   6 months interest only               Net              1,582,328
                                                                       New Ln. Amt.     1,615,659
                                                                       Loss/Gain            0
- - ------------------------------------------------------------------------------------------------------------------------------------
2022649 Hesby Assoc.    5/11/94   Processed a 2 month deferral         Gross         2,528,973.49  We deferred Feb. and March
                       Approved                                        Net           2,528,973.49  payment, and structured the
                                                                       New Ln. Amt.  2,528,973.49  6 month repayment period to begin
                                                                       Loss/Gain           0       July 1 through December 1, 1994.
                                                                                                   June is paid; the loan is
                                                                                                   current. Deferral amount is
                                                                                                   $34,606.34
- - ------------------------------------------------------------------------------------------------------------------------------------
2022946 Walker          6/21/94   Processed a 3 month deferral         Gross         1,459,822.02  We deferred March, April & May.
                         Closed                                        Net           1,459,822.02  Borrower paid June plus 1/9 on
                                                                       New Ln. Amt.  1,459,822.02  June 17. The loan is current.
                                                                       Loss/Gain           0
- - ------------------------------------------------------------------------------------------------------------------------------------

                         DATE                                                 APPROXIMATE
LOAN/BORROWER         APPROVED &            APPROVAL TERMS                    LOAN BALANCE                     COMMENTS
                        CLOSED
- - --------------------  ----------  -----------------------------------  --------------------------  ---------------------------------
2023000 Harmatz         5/31/94   Borrower declined assistance         Gross           859,411.48  Loan in foreclosure. NOI sent on
                       Approved                                        Net             859,411.48  6/27/94
                                                                       New Ln. Amt.    859,411.48
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2154655 19950           3/23/94   Processed a 3 month deferral         Gross         1,016,687.03  We deferred Feb., March, and
  Roscoe               Approved                                        Net           1,016,687.03  April payments. Borrower paid May
                                                                       New Ln. Amt.  1,016,687.03  and June plus 1/9/repayment. The
                                                                       Loss/Gain            0      loan is current.
- - ------------------------------------------------------------------------------------------------------------------------------------
2262853 Desai           6/22/94   Earthquake Modification              Gross           917,527.26  Earthquake modification documents
                       Approved   12 months interest only              Net             917,527.96  closed 6/22/94
                                  $10,00 2 year note - 5% interest     New Ln. Amt.    917,527.96
                                  2 month payment deferral (Feb. &     Loss/Gain             0
                                  Mar.)
- - ------------------------------------------------------------------------------------------------------------------------------------
2349422 Oceanair        6/27/94   Earthquake Modification              Gross         1,927,694.33  Earthquake modification documents
                       Approved   12 months interest only              Net           1,927,694.33  in process 6/27/94
                                  3 month capitalization (Feb.-Apr.)   New Ln. Amt.  1,969,465.33
                                  $41,771                              Loss/Gain             0
                                  24 month Tax repayment plan,
                                  10% interest
- - ------------------------------------------------------------------------------------------------------------------------------------
2377380 Machorski       4/21/94   Interest only 12 months              Gross           591,330.50  Loan Service has executed docs
                       Approved   Tax impounds                         Net             591,330.50  and borrower's deposit.
                                                                       New Ln. Amt.    591,330.50  Closing pending.
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2378666 Drinnon          2/15     3 month deferral paid over 9 months  Gross         1,129,503.23  Estimated loss based on 6/94 DCF
                       Approved   Borrower has now refused -           Net           1,129,503.23
                         3/15     Deed in lieu submitted for approval  New Ln. Amt.  1,129,503.23
                        Closed                                         Loss/Gain         (195,200)
- - ------------------------------------------------------------------------------------------------------------------------------------
2393382 Machorski       4/21/94   Interest only 12 months              Gross         1,197,988.65  Loan Service has executed docs
                       Approved   Capitalization of 1 month            Net           1,197,988.65  and borrower's deposit.
                                  Tax impounds                         New Ln. Amt.  1,204,259.12  Closing pending.
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2395777 Karubian         4/8/94   One month deferral to be paid over   Gross            1,303,291  NOD to be filed by 7/6/94 -
                        Approved  3 months                             Net              1,303,291  in foreclosure process
                                  Borrower refused - now in            New Ln. Amt.
                                  foreclosure                          Loss/Gain         (400,000) Loss reflects loss in market
                                                                                                   value, not earthquake damage
- - ------------------------------------------------------------------------------------------------------------------------------------
2403180 Davis           12/6/93   Early recast of borrower's loan      Gross            1,476,330  Borrower has not returned
                       Approved   terms                                Net              1,476,330  subordination agreement from
                                  Borrower to pay modification of      New Ln. Amt.     1,476,330  junior lien holder.
                                  $4,000                               Loss/Gain             0
                                  Borrower will pay an additional
                                  $10,000 upon pay off of loan
- - ------------------------------------------------------------------------------------------------------------------------------------

                         DATE                                                 APPROXIMATE
LOAN/BORROWER         APPROVED &            APPROVAL TERMS                    LOAN BALANCE                     COMMENTS
                        CLOSED
- - --------------------  ----------  -----------------------------------  --------------------------  ---------------------------------
2408178 Limo           6/3/94     6 months capitalization              Gross         1,679,430     Closed
                       Approved                                        Net           1,679,430
                       6/23/94                                         New Ln. Amt.  1,732,172
                       Closed                                          Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2411549 Machorski      4/21/94    Interest only 12 months              Gross         1,201,993.83  Loan Service has executed docs
                       Approved   Capitalization of 1 month            Net           1,201,993.83    and borrower's deposit.
                                  Tax impounds                         New Ln. Amt.  1,208,260.22    Closing pending.
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2413699 Napa           5/3/94     3 month capitalized plus $17,430     Gross           871,414.69  Cash advance dc s pending
  Properties           Approved     cash advance                       Net             871,414.69    investigation into an
                                                                       New Ln. Amt.    871,414.69    unauthorized transfer
                                                                       Loss/Gain             0       of title.
- - ------------------------------------------------------------------------------------------------------------------------------------
2414753 Karpeles       5/12/94    12 months interest only payments     Gross           436,174.51  Received verbal approval from
                       Approved     starting 1/1/94                    Net             436,174.51    Weson; finalizing formal
                                                                       New Ln. Amt.    436,174.51    write-up
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
2428769 Bandman        Pending    Requested tax repay plan             Gross           530,340     Borrower under a Reservation
                                  Request matching principal           Net             495,340       of Rights letter while bank
                                    reduction; borrower pay $35,000    New Ln. Amt.    382,840       considers borrower's request
                                    cash, Bank would write down loan   Loss/Gain       112,500
                                    by $112,500
- - ------------------------------------------------------------------------------------------------------------------------------------
2428776 Bandman        Pending    Requested tax repay plan             Gross           534,223     Borrower under a Reservation
                                  Request matching principal           Net             499,223       of Rights letter while bank
                                    reduction; borrower pay $35,000    New Ln. Amt.    386,723       considers borrower's request
                                    cash, Bank would write down loan   Loss/Gain       112,500
                                    by $112,500
- - ------------------------------------------------------------------------------------------------------------------------------------
2449421 Karpeles       Pending    12 months interest only payments     Gross           436,925.69  Received verbal approval from
                                    starting 1/1/94                    Net             436,925.69    Weson; finalizing formal
                                                                       New Ln. Amt.    436,925.69    write-up
                                                                       Loss/Gain             0
- - ------------------------------------------------------------------------------------------------------------------------------------
28 Loans Loughnane     2/11/94    Borrower to pay down aggregate       Gross         6,561,660     Anticipate closing 6/30/94
112 Units              Approved     principal balance by $425,000;     Net           4,208,689
                                    sleeping 2nd Deed of Trust for     New Ln. Amt.  4,500,000
                                    $500,000; shortening maturity by   Loss/Gain    (1,636,660)
                                    10 years. Fidelity Federal Bank
                                    will write down $1,636,660;
                                    interest only payments for 2
                                    years; future tax impounds.
- - ------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 1.01-D

                                  Ground Lease

          Ground Lease dated May 12, 1982 between Louis C. Burgener and William
N. Galbreath, as amended by that certain Addendum to Ground Lease dated December 28, 1982 between Louis C. Burgener and William N. Galbreath and that certain Amendment to Ground Lease dated May 3, 1983 by and among Louis C. Burgener, Stewart Title Company of San Diego and Inn at Mission Bay.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                Schedule 1.01-E
                                ---------------

                             REO Property Schedule

      [This schedule has been integrated into the Mortgage Loan Schedule]



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                              Schedule 2.07(a)(ii)
                              --------------------

                              Earthquake Deferrals



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

EARTHQUAKE SCHEDULE                  Earthquake Info as of the 6/15/94 loan tape
                                     "Status" is as of 6/30/94
Recovery Corp

                                                                                          Pymt Def  Pymt Def
      Cat.  Loan #     Name      Offcr    Status                Closed Dt  Pymts Deferred  #Mnths   Prin Amnt
      ----  -------  ----------  -----  ----------------------  ---------  -------------- --------  ---------
   1   RC   2011250   MERVYN S   JLT    Docs out for Signature                                   0
   2   RC   2015207  JADW        WFS    Docs out for Signature                                   0
   3   RC   2017319  C CRAIL     TF     Docs out for Signature             Feb, Mar, Apr         3      7,446
   4   RC   2017326  C CRAIL     TF     Docs out for Signature             Feb, Mar, Apr         3     37,752
   5   RC   2017333  C CRAIL     TF     Docs out for Signature             Feb, Mar, Apr         3     15,952
   6   RC   2019933  A YAU       CMcG   Docs out for Signature                                   0
   7   RC   2019971  PCKRIKORIA  WRW    Docs out for Signature                                   0
   8   RC   2022649  1HASSOCIAT  WFS    Signed Agreement                   Apr, May              2     13,276
   9   RC   2022945  WEWALKER    WFS    Docs out for Signature             Mar, Apr, May         3      5,735
  10   RC   2154655  1RBLVD      WFS    Docs out for Signature             Feb, Mar, Apr         3     12,289
  11   RC   2262853  AADESAI     JK     Signed Agreement                   Feb, Mar              2      2,859
  12   RC   2349422              JK     Docs out for Signature                                   0
  13   RC   2393382   RICHARD/   RGN    Docs out for Signature                                   0
  14   RC   2393634  H NIKNIA    JFK    Signed Agreement        03/31/94   Feb, Mar              2      1,467
  15   RC   2408178  PBSLIAO     WRW    Signed Agreement                                         0
  16   RC   2411549   RICHARD/   RGN    Signed Agreement                                         0
  17   RC   2413699   NAPA PRO   CMcG   Signed Agreement                                         0
  18   RC   2435538   EKINS FA   JLT    Signed Agreement        03/23/94   Feb                   1      1,170
            -------                                                                                 ---------
                 18                                                                                    97,946

                                                          Advanc   #Mnths
      Pymt Def    Pymt Def   Int Capzn  Int Only  Advanc   Term    Allowed  1st Pymt    Eqk
      Int Amnt   Total Amnt    #Mnths    #Mnths   Amount  #Mnths  to repay    Due     Adj Dig
      ---------  ----------  ---------  --------  ------  ------  --------  --------  -------
   1                      0          4         0       0       0         0  06/01/94        0
   2                      0          3        12  31,000      24         0  04/01/94       29
   3     24,427      27,873          0        12       0       0        12  05/01/94       29
   4    103,598     141,350          0        12       0       0        12  05/01/94       29
   5     43,773      59,725          0        12       0       0        12  05/01/94       29
   6                      0          3         0       0       0         0  05/01/94       59
   7                      0          3         0       0       0         0  05/01/94        0
   8     25,640      38,916          0         0       0       0         6  07/01/94       29
   9     24,972      30,707          0         0       0       0         9  06/01/94        0
  10     15,817      28,106          0         0       0       0         9  06/01/94       29
  11      9,324      12,183          0        12       0       0         6  04/01/94       59
  12                      0          2        12       0       0         0  05/01/94       89
  13                      0          1        12       0       0         0  03/01/94       69
  14      4,647       6,114          0         0       0       0         6  04/01/94       29
  15                      0          6         0  50,000      24         0  07/01/94        0
  16                      0          1        12       0       0         0  03/01/94       89
  17                      0          3        12  17,430      24         0  05/01/94       29
  18      5,342       6,512          0         0       0       0         3  03/01/94       29
      ---------  ----------                       ------
        253,540     351,486                       98,430

                               Schedule 3.01(iv)
                               -----------------

                                   Litigation

          The Seller has been sued by several of its adjustable rate mortgage ("ARM") borrowers who have contended that the Seller miscalculated interest rate adjustments because of a 30 or 60 day delay in the recognition of downward movements in the Eleventh District Cost of Funds Index. A 60 day delay, which was not specifically provided for in the related promissory note, was attributable to the need to give borrowers at least 30 days' notice before the effective date of any interest rate change, and the fact that, since the notes are paid in arrears, the first payment amount affected by the interest rate change is due approximately 30 days after such change becomes effective, thus resulting in an index review and notice date approximately 60 days before the payment amount changes. The Seller contends that its consistent use of interest rate adjustment notices constitutes a course of dealing which clarifies any omission or ambiguity in the ARM promissory note. Also, the promissory notes related to residential loans secured by one to four unit properties must be interpreted in accordance with applicable federal regulations that require 30 days' notice of a change in interest rates.

          Although no Mortgage Loans under the Agreement are currently the subject of a lawsuit as described above, certain of the Mortgage Loans had interest rate adjustments made in the same manner as described above, and the Seller has received letters from a loan auditor contending that certain of the Mortgagors have overpaid interest because of the manner in which such interest rate adjustments were made. The following describes the status of current litigation involving loans that are not Mortgage Loans, but which have similar interest rate adjustment provisions to certain of the Mortgage Loans:

          1.  HUBBARD V. FIDELITY FEDERAL BANK Civil No. 92-3939 MRP.  Fidelity
              --------------------------------
Federal Bank ("Fidelity") is a defendant in a purported class action on file in the United States District Court for the Central District of California alleging violation of the Truth In Lending Act and breach of contract and negligence.
The case arises out of the alleged miscalculation of adjustments to the applicable interest rate of an adjustable rate mortgage loan. The complaint seeks compensatory damages and attorneys' fees in an unspecified amount relating to alleged class-wide over-charges. On February 8, 1993, plaintiff Hubbard filed a First Amended Class Action Complaint which added plaintiff Earle S. Humphreys and Nicette M. Humphreys as class representatives and also new claims for fraud and negligent misrepresentation. Defendant Fidelity had already filed a motion for summary judgment which the Court treated as applicable to the First Amended Complaint. On June 7, 1993, the Court issued a decision granting defendant's motion for summary judgment on the grounds that plaintiffs had failed to demonstrate the existence of a genuine issue of fact as to their claims for breach of contract, negligence, fraud, and negligent misrepresentation. Furthermore, the Court concluded that plaintiffs Truth-In-Lending Act claimed were barred by the Statute of Limitations. On July 7, 1993, plaintiffs filed a Notice of Appeal. The matter is now pending before the Court of Appeals for the Ninth Circuit and the transcript on appeal is still in the process of being prepared.

          2. OCEANSIDE 84, LTD V. FIDELITY FEDERAL BANK, Case No. BCO83318-Los
             ------------------------------------------
Angeles Superior Court. Fidelity Federal Bank ("Fidelity") is a defendant in a purported class action on file in the Superior Court of the State of California, County of Los Angeles, alleging breach of contract and unfair trade practices arising out of its adjustment of adjustable rate mortgages. The Complaint seeks compensatory damages and attorneys' fees in an unspecified amount relating to alleged class-wide overcharges due to the use of a "look back period" for the calculation of interest rate adjustments. Fidelity's motion for summary judgment was granted for the unfair competition claim and denied on the breach of contract claim because of the Court's


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------
perception of triable issues of fact relating to custom and usage. The total damage claim amounts to slightly over $15,000.

          3.  WEBER, ET AL V. FIDELITY FEDERAL BANK, Case No. BCO94073, Los
              -------------------------------------
Angeles Superior Court. On November 30, 1993, an action was filed against Fidelity Federal Bank ("Fidelity") in the Los Angeles Superior Court for breach of contract, declaratory relief and fraud arising out of the manner in which Fidelity calculated interest rate adjustments on a group of 41 separate non-owner occupied/residential adjustable rate loans. The complaint was answered on January 26, 1994. It is Fidelity's present plan to file a motion for summary
judgment similar to the one in the Oceanside 84 case described above.   The
                                   ------------
damage claims on the individual loans average about $3,000, but will be subject to set-offs for adjustments in rising interest markets.

          4. SMALL CLAIMS. Fidelity has been sued in 21 separate small claims matters by individual ARM borrowers. Each of the matters has been filed in the Municipal Court for Santa Clara County and have been prompted by the actions of a single loan auditing firm which has contacted Fidelity's borrowers in the Bay Area. Most, if not all, of the claims are for less than $2,000. Judgments have been entered against Fidelity in 5 of the matters. One of the small claims has been settled and one will be tried de novo on appeal as a test case in October.
                                   -- ----

          In addition, a lawsuit challenging the validity of the foreclosure of Loan No. 21-01-2350996 (REO No. 980): Klaus v. Gateway Mortgage Company,
                                       ----------------------------------
Fidelity Federal Bank, et al., Case No. BC103801, Los Angeles Superior Court.
- - -----------------------------

          The description appearing on this Schedule 3.01(iv) are for the sole purpose of identifying to the Purchaser possible claims or contentions of which the Seller is aware that may be made with respect to Mortgage Loans. The Seller makes no representation regarding the merit or lack of merit of any such claim or contention and such descriptions are not and shall not be deemed to be an admission of any fact or liability with respect to the matters described thereby.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                               Schedule 3.02(iv)
                               -----------------

                                Second Mortgages


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

2nd TD Mortgage Loan Schedule
                             Figures as of 5/31/94
Recovery Corp.


    Cat.   Loan #       Name             Address                City         Units  PType   FFB Gross  Pos   1st TD Lien Holder
    ----   -------   ----------   ---------------------   ----------------   -----  -----   ---------  ---   ------------------
1    RC    2009202   SCFTHLSINV   8051 8095 SUNRISE E     CITRUS HEIGHTS      144     RS    2,135,900   2    GMAC Mtg Corp
2    RC    2009219   SCFTHLSINV   5105 5137 ANDREA BLVD   NORTH HIGHLANDS     144     RS    1,501,623   2    GMAC Mtg Corp
3    RC    2015788   SJJOGANI     17171 ROSCOE BLVD       NORTHRIDGE          258     RS    2,092,177   2    FIDELITY FEDERAL


                     Address                      Phone #      1st TD Ln #
    ----------------------------------------   -------------   -----------
1   8360 Old York Rd, Philadelphia, PA 19117   (215)881-1650   08800617230
2   8360 Old York Rd, Philadelphia, PA 19117   (215)881-1650   08800617400
3                                                              2015771

                               Schedule 3.02(xvi)
                               ------------------

                      Other Originators of Mortgage Loans


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                 Exhibit 1.01-A
                                 --------------

                                    Form of
                   Assignment of Intangible Personal Property

                       ASSIGNMENT OF GENERAL INTANGIBLES,
                              LICENSES AND PERMITS
                      -----------------------------------

          THIS ASSIGNMENT OF GENERAL INTANGIBLES, LICENSES AND PERMITS ("Assignment") is made as of the ___ day of __________, 1994, by and between Fidelity Federal Bank, a Federal Savings Bank ("Assignor"), and ______________, a _____________ ("Assignee").

          A. Contemporaneously with the execution and delivery of this Assignment, Assignor has sold and conveyed to Assignee certain real property and improvements located thereon, if any (collectively, "Property"), pursuant to that certain Loan and REO Purchase Agreement dated [July 9, 1994] between Assignor and Assignee (the "Purchase Agreement").

          B. It is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Assignor and Assignee enter into this Assignment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Recitals. The foregoing recitals are hereby incorporated herein by
             ---------
reference as if fully set forth at this point in the text of this Assignment.

          2. Transfer and Assignment.  Assignor does hereby sell, transfer,
             -----------------------
assign, deliver, grant and convey unto Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under the following property and rights (collectively, "Assigned Items"), all of which are located in or about, pertain to or are related to the Property:

          (a) All surveys, site plans, engineering, architectural, structural, electrical, mechanical and other plans, specifications, drawings, if any, and all other documentation of any type relating to the construction, maintenance and/or operation of the Property.

          (b) To the extent assignable without the consent of any third party, all warranties and guarantees, if any, from any and all parties in connection with the construction, maintenance and operation of the Property, or in connection with any fixtures or equipment located on the Property.

          (c) To the extent legally assignable, all licenses, permits, authorizations, approvals, registrations, certificates of occupancy and like authorizations issued by any governmental authority, federal, state or local, in connection with the Property.

          3. Headings. The headings used in this Assignment are for purposes of
             ---------
convenience only and shall not be used in construing the provisions hereof.

          4.  Covenant Of Further Assurances.  The parties hereto agree to
              ------------------------------
execute such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          6. Governing Law. This Assignment shall be governed by and construed
             --------------
in accordance with the laws of the State of California.

          7.  Severability.  The provisions of this Assignment shall be deemed
              ------------
severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.


                                       ASSIGNOR:
                                       --------

                                       FIDELITY FEDERAL BANK
                                       a Federal Savings Bank


                                       By:   ____________________________
                                       Name: ____________________________
                                       Title:____________________________

                                       ASSIGNEE:
                                       --------

                                       _________________________________,
                                       a ________________________________


                                       By:   ____________________________
                                       Name: ____________________________
                                       Title:____________________________


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                   Exhibit A
                                   ---------
                          [PROPERTY NAME AND ADDRESS]



          [Seller will attach an Exhibit A page for each REO Property]


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                 Exhibit 1.01-B
                                 --------------

                                    Form of
                                  Bill of Sale

                                  BILL OF SALE
                                  ------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fidelity Federal Bank, a Federal Savings Bank ("Seller"), does hereby sell and deliver unto Colony Capital, Inc. ("Purchaser"), all of Seller's right, title and interest in all of the tools, equipment, supplies, inventory, fixtures and equipment not deemed or constituting realty, as well as all furniture, furnishings, and all other like items of personal property which as of the date hereof are located on or used exclusively in connection with the real property described on Exhibit 1 attached hereto, but expressly not including any personal property that may belong to any tenant or property manager of such real property.

          IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this ____ day of _________________, 1994.


                                       SELLER:

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank


                                       By:_______________________________
                                       Its:______________________________



                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                   Exhibit 1
                                   ---------

                               Legal Description



         [Seller will attach a legal description of each REO Property]


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                 Exhibit 1.01-C
                                 --------------

                                    Form of
                        Equity Commitment Certification

                                     [Date]
Colony Capital, Inc.
1999 Avenue of the Stars, Suite 1200
Los Angeles, California  90067
Attention: Lawrence A. Kestin, Esq.
Facsimile: (310) 282-8808

Colony Capital, Inc.
201 Main Street, Suite 2420
Fort Worth, Texas  76102
Attention: Richard Ekleberry
Facsimile: (817) 871-4010

Re: Equity Commitment Certification Pursuant to the Loan and REO Purchase
    Agreement (Primary) dated July 13, 1994 between Fidelity Federal Bank and Colony Capital, Inc. (the "Purchase Agreement")

Dear Sirs:

          The undersigned hereby certifies that Fidelity Federal Bank, a Federal Savings Bank (the "Seller") has received written and binding commitments to purchase at least an amount of shares of the Seller's Class A Common Stock and Class C Common Stock pursuant to the Offering Circular having an aggregate purchase price of $110,000,000 and that such commitments are subject only to the following conditions:

          (i) the timely receipt by the Deposit Escrow Agent of the full amount of the Deposit (ten percent of the Purchase Price) in accordance with the terms of the Deposit Escrow Agreement;

          (ii) the delivery by the Seller or J.P. Morgan Securities Inc. of timely notification to the purchasers of such shares that the Seller is calling upon their obligation to deliver the purchase price for such shares and consummate the purchase of such shares; and

          (iii)  the satisfaction or waiver of customary closing conditions.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by an officer thereunto duly authorized on the date first written above.

                                       [J.P. Morgan Securities Inc. or
                                       counsel to the Seller]


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

                                 Exhibit 1.01-D
                                 --------------

                                    Form of
                         Half Commitment Certification

                                     [Date]

Colony Capital, Inc.
1999 Avenue of the Stars, Suite 1200
Los Angeles, California  90067
Attention: Lawrence A. Kestin, Esq.
Facsimile: (310) 282-8808

Colony Capital, Inc.
201 Main Street, Suite 2420
Fort Worth, Texas  76102
Attention: Richard Ekleberry
Facsimile: (817) 871-4010

Re: Equity Commitment Certification Pursuant to the Loan and REO Purchase
    Agreement (Primary) dated July 13, 1994 between Fidelity Federal Bank and Colony Capital, Inc. (the "Purchase Agreement")

Dear Sirs:

          The undersigned hereby certifies that Fidelity Federal Bank, a Federal Savings Bank (the "Seller") has received written and binding commitments to purchase at least an amount of shares of the Seller's Class A Common Stock and Class C Common Stock pursuant to the Offering Circular having an aggregate purchase price of $55,000,000 and that such commitments are subject only to the following conditions:

          (i) the timely receipt by the Deposit Escrow Agent of the full amount of the Deposit (ten percent of the Purchase Price) in accordance with the terms of the Deposit Escrow Agreement;

          (ii) the timely receipt by the Seller of written and binding commitments to purchase at least an amount of shares of the Seller's Class A Common Stock and Class C Common Stock pursuant to the Offering Circular having an aggregate purchase price of $110,000,000

          (iii) the delivery by the Seller or J.P. Morgan Securities Inc. of timely notification to the purchasers of such shares that the Seller is calling upon their obligation to deliver the purchase price for such shares and consummate the purchase of such shares; and

          (iv) the satisfaction or waiver of customary closing conditions.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by an officer thereunto duly authorized on the date first written above.

                                       [J.P. Morgan Securities Inc. or
                                       counsel to the Seller]


                   Loan and REO Purchase Agreement (Primary)
                   -----------------------------------------